REPUBLIC FUNDS
ANNUAL REPORT  - OCTOBER 31, 1999

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
President's Message.........................................    1
Commentary from the Investment Manager......................    2

REPUBLIC FUNDS
REPUBLIC NEW YORK TAX-FREE BOND FUND AND REPUBLIC EQUITY
FUND
Schedules of Portfolio Investments..........................   30
Statements of Assets and Liabilities........................   38
Statements of Operations....................................   40
Statements of Changes in Net Assets.........................   41

REPUBLIC BOND FUND, REPUBLIC OVERSEAS EQUITY FUND AND
REPUBLIC OPPORTUNITY FUND
Statements of Assets and Liabilities........................   43
Statements of Operations....................................   45
Statements of Changes in Net Assets.........................   46
Notes to Financial Statements...............................   49
Financial Highlights........................................   61
Independent Auditors' Report................................   78

REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC INTERNATIONAL
EQUITY PORTFOLIO, REPUBLIC SMALL CAP EQUITY PORTFOLIO
Schedules of Portfolio Investments..........................   79
Statements of Assets and Liabilities........................  107
Statements of Operations....................................  108
Statements of Changes in Net Assets.........................  109
Notes to Financial Statements...............................  112
Financial Highlights........................................  118
Independent Auditors' Report................................  121
Additional Information......................................  122

PRESIDENT'S MESSAGE

                                                                   December 1999

DEAR SHAREHOLDER:

     We are very pleased to present you with the annual reports for certain funds of the Republic Funds for the year ended October 31, 1999.

     The accompanying report contains each Fund's audited financial statements and a detailed discussion of its performance during the 12 months ended October 31, 1999. Also, you will find a commentary from the Investment Manager, Republic National Bank of New York, that includes an economic outlook for the coming months.

     Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

                                            Sincerely,


                                            Walter B. Grimm


                                            Walter B. Grimm
                                            President

COMMENTARY FROM THE INVESTMENT MANAGER
REPUBLIC NATIONAL BANK OF NEW YORK

U.S. ECONOMIC REVIEW

     The driving forces behind the U.S. economy, including rising real wage growth, robust job creation, the continued strong pace of capital investment by companies and stable inflation all remained intact throughout the year. Indeed, since the 1998 global correction in the financial markets, real Gross Domestic Product growth in the United States has consistently exceeded consensus forecasts. Such persistent strength in domestic real growth finally resulted in the Federal Reserve Board ('the Fed') increasing the target rate for federal funds by 25 basis points (0.25%) in late June. This reversal in Fed policy represented a partial rollback of the 75 basis point (0.75%) easing instituted in the second half of 1998, implicitly signaling that the global markets had effectively recovered from the shock of the Russian default and the near collapse of Long Term Capital Management. Nonetheless, domestic real growth stubbornly remained above the Fed's non-inflationary target of 3% in the months that followed, leading to additional increases in short-term rates in August and November. Growth now appears to be slowing, largely attributable to higher long-term interest rates that have increased more than 100 basis points since the fiscal year began on November 1, 1998. Now that higher interest rates appear to be dampening domestic demand, the prospect of increased exports triggered by a gradual strengthening in the global economy could offset this weakness.

GLOBAL ECONOMIC REVIEW

     In Japan, the government's efforts to recapitalize the banking sector and stimulate the economy began to bear significant fruit in March, pulling the economy back from the threat of a steep spiral of debt deflation. Although the painful restructuring process of switching the corporate sector's emphasis from market share maximization to maximizing profits may continue to be a drag on domestic demand, the country's leading economic indicators have rebounded strongly. Therefore, we expect gradual economic progress in the months ahead.

     Emerging market economies stabilized early in the period, helped by continued strength in the U.S. economy, higher oil prices (which benefited oil-producing countries), and quicker-than-expected improvement in Brazil's financial outlook following the January currency devaluation. Despite fragile conditions that still exist in parts of Latin America, the recovery in Asian emerging markets is the economic highlight of this fiscal year.

     The United Kingdom achieved a soft landing and throughout Europe, consumer spending is growing along with business confidence and leading indicators are pointing higher. For most of the fiscal year, the policy environment in the European region was, and remains, stimulative with low short-term interest rates, stable inflation, and a weak Euro currency.

MARKET ENVIRONMENT

     The U.S. stock market shook off its third quarter 1998 plunge and posted impressive advances during the first three months of the Funds' fiscal year ended October 31, 1999. Large cap growth led the way, with the Russell 1000 Growth Index(1) rising 24.20%, followed by small cap stocks up 13.24% and large cap value up 9.09% for the period ended January 31, 1999, as represented by the Russell 2000 Index(2) and the Russell 1000 Value Index(3). The first quarter of 1999 will most likely be remembered as the period during which the Dow Jones Industrial Average surpassed the 10,000 level for the first time (March 29). Indeed, the attention stemming from this milestone overshadowed continued volatility and an increasingly narrow market advance within the large capitalization sector. The large cap value and small cap sectors then posted strong April returns of 9.34% and 8.96%, as indicated by the Russell 1000 Value Index and the Russell 2000 Index, leading the second calendar quarter of 1999 to be the first instance of value outperforming growth and small cap outperforming large cap since the fourth and third quarters of 1997, respectively. However, large cap growth resumed its dominance in June. The Funds' fiscal year therefore ended with the Russell 1000 Growth performing over twice as well as the Russell 1000 Value (34.25% versus 16.53%) and the Russell 2000 returning 14.87%. Consequently, smaller capitalization issues continue to sell at lower relative valuations than any time in the past 40 years.

     World equity markets on balance managed to weather such significant events as the commencement of the new Euro currency, the devaluation of the Brazilian Real, and multiple increases in long-term interest rates in the United States without experiencing major corrections. For the first half of the fiscal year, equity returns in the United States (+22.53% as measured by the Russell 1000 Index(4)) were almost one and a half times the results for the Morgan Stanley Capital International Europe, Australia and Far East ('MSCI EAFE') Index(5) (+15.44%). This gap narrowed over the next six months to 221 basis points (with the Russell 1000 Index returning 25.58% versus 23.37% for the MSCI EAFE Index) as growth in the United States moderated somewhat and economic activity in Europe picked up. Emerging markets continued to rebound, reflecting more stable economic conditions, with the International Finance Corporation Investable

(1) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater- than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

(2) The Russell 2000 Index is an unmanaged index generally representative of small-capitalization stocks.

(3) The Russell 1000 Value Index is comprised of those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates.

(4) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.

(5) The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is unmanaged and is generally representative of the performance of stock markets in those regions.

('IFCI') Emerging Markets Composite Index(6) up (+33.31%) approximately one and a half times U.S. equities for the first half of the fiscal year, expanding to a 68% premium by the end of the period (with the IFCI Emerging Markets Composite Index up 43.08%). In addition, emerging markets posted a return multiple of over
1.8 versus MSCI EAFE.

     After rebounding from a record low reached in early October 1998, yields on 30-year U.S. Treasury debt fell modestly during the first quarter of the fiscal year ended October 31, 1999 while yields on all other maturities rose somewhat. Yields all across the maturity spectrum rose sharply during February. This one-month increase, which ranged from approximately 21 basis points for 3 month Treasuries to 67 basis points for the 5 year notes, was occasioned by several factors. Principal among these were the further unwinding of the 'flight-to-quality' mentality that overwhelmed the market for U.S. government issues as global equity markets collapsed in the third quarter of 1998, signs that the U.S. economy was slowing less than previously predicted, and the growing perception that the Fed may have eased too aggressively in response to stock market weakness in the second half of 1998. Yields then rose steadily across virtually all maturities during the May-August period as the Fed hiked the federal funds rate by 25 basis points in both June and August. Bonds rallied in September but gave back all their gains and more during the final month of the fiscal year. For the twelve-month period, Treasury yields rose from 76 basis points for 3 month Treasuries to 170 basis points for the 5 year notes, with the 30 year increasing by 101 basis points.

(6) IFCI Emerging Markets Composite Index represents the IFC Investable Regional Total Return Composite. The term Investable indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens. This particular index also measures the impact of reinvestment of gross cash dividends on the price index. All IFC indices are market capitalization weighted, with period data linked by the chained Paasche method and reflect adjusted share price changes. All regional indices are in U.S. dollar terms.

    Investors cannot invest directly in an index.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO REVIEW
                    REPUBLIC NEW YORK TAX-FREE BOND FUND'D'

     The Republic New York Tax-Free Bond Fund (the 'Fund') returned (without maximum sales charge) - 3.62% for Class A Shares(1) for the fiscal year ended October 31, 1999, compared to - 4.47% for the Lipper N.Y. Municipal Bond Fund Index.(2) As of October 31, 1999, the Fund's duration (interest rate sensitivity) was 6.16 years and the Fund's annualized 30-day SEC yield was 4.96%.

     Throughout this twelve-month period, the fixed income markets retreated from the highs obtained in the fall of 1998. Continued economic growth in employment, housing, retail and auto sales sent yields higher in each consecutive quarter. Heavier issuance and weak money flows into tax-free bond mutual funds, resulting from reduced demand by property and casualty insurance companies, were contributing factors. Nonetheless, individual investors continued their participation in the municipal market, where higher nominal yields and volatile equity markets created good demand from high tax bracket investors looking to shelter recent gains in their portfolios, particularly over the last few months. The Fund utilized the same investment strategy throughout the year, focusing on those areas of the yield curve that provided the best risk/return profile (generally the 10-15 year sector of the curve) while improving credit quality and maintaining a cautious duration posture. The Fund will continue to focus on the intermediate maturities sector because it is the most undervalued and to maintain the duration of the fund at approximately one year shorter than the benchmark. This reflects Fund management's belief that the Fed will remain in a tightening mode if the economy continues to exhibit strong growth.

(1) Maximum sales charge for Class A Shares is 2.75% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. The Class A expenses are reflected in the performance data. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. Class A Shares commenced operations on May 1, 1995.

(2) Lipper N.Y. Municipal Bond Fund Index is a managed index which consists of funds that are generally representative of securities exempt from regular Federal, New York State and New York City personal income taxes.

'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

    THE PERFORMANCE DATE QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Portfolio composition is subject to change.

    Investors cannot invest directly in an index.

REPUBLIC N.Y. TAX-FREE BOND FUND (1),(2),(3)

                                                       FISCAL
                                                        YEAR
                                                        ENDED         INCEPTION TO
  AVERAGE ANNUAL TOTAL RETURN                         10/31/99          10/31/99
----------------------------------------------------------------------------------
  % return without deducting maximum       Class A     (3.62%)           5.11%
  sales/redemption charge                  Class B     (4.30%)          (0.11%)
                                           Class C     (4.10%)          (4.10%)
----------------------------------------------------------------------------------
  % return after deducting maximum         Class A     (6.28%)           4.47%
  sales/redemption charge                  Class B     (7.06%)          (2.06%)
                                           Class C     (5.03%)          (5.03%)
----------------------------------------------------------------------------------
  Value of $10,000 investment without      Class A        --          $12,515
  deducting maximum sales/redemption       Class B        --            9,980
  charge                                   Class C        --            9,590

(1) Maximum sales charge for Class A Shares is 2.75% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. The Class A expenses are reflected in the performance data. The total return set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. Class A Shares commenced operations on May 1, 1995.

(2) Maximum contingent deferred sales charge for Class B Shares is 3% and is reduced to 0% after three years. Class B Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class B Shares. These Class B expenses are reflected in the performance data.
    Class B Shares commenced operations on January 6, 1998.

(3) Maximum contingent deferred sales charge for Class C Shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class C Shares. These Class C expenses are reflected in the performance data.
    Class C Shares commenced operations on November 4, 1998.

    THE PERFORMANCE DATE QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                   [PERFORMANCE GRAPH]

                       REPUBLIC N.Y. TAX-FREE BOND FUND   LIPPER N.Y. MUNICIPAL BOND
        YEAR                   (CLASS A SHARES)                   FUND INDEX           LEHMAN BROTHERS MUNICIPAL BOND INDEX
        ----                   ----------------                   ----------           ------------------------------------
5/1/95                               9,729                          10,000                            10,000
10/31/95                            10,329                          10,612                            10,676
4/30/96                             10,418                          10,650                            10,795
10/31/96                            10,843                          11,127                            11,284
4/30/97                             11,002                          11,321                            11,512
10/31/97                            11,734                          12,032                            12,245
4/30/98                             12,001                          12,329                            12,584
10/31/98                            12,632                          12,948                            13,227
4/30/99                             12,821                          13,122                            13,458
10/31/99                            12,199                          12,371                            12,992


   Republic N.Y Tax-Free Bond Fund
   (Class A Shares)

   Lehman Brothers Municipal Bond Index(2)

   Lipper N.Y. Municipal Bond
   Fund Index(1)

(1) Lipper N.Y. Municipal Bond Fund Index is a managed index which consists of funds that are generally representative of securities exempt from regular Federal, New York State and New York City personal income taxes.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index which is generally representative of the performance of investment-grade, fixed-rate, long-term municipal bonds. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]


YEAR     REPUBLIC N.Y TAX-FREE BOND FUND    LIPPER N.Y. MUNICIPAL BOND      LEHMAN BROTHERS MUNICIPAL BOND
                (CLASS B SHARES)                      FUND INDEX                      INDEX
1/06/98           10,000                            10,000                            10,000
4/30/98            9,945                            10,021                            10,070
10/31/98          10,428                            10,525                            10,585
4/30/99           10,549                            10,666                            10,769
10/31/99           9,810                            10,055                            10,397



   Republic N.Y. Tax-Free Bond Fund
   (Class B Shares)

   Lehman Brothers Municipal Bond Index(2)

   Lipper N.Y. Municipal Bond
   Fund Index(1)

(1) Lipper N.Y. Municipal Bond Fund Index is a managed index which consists of funds that are generally representative of securities exempt from regular Federal, New York State and New York City personal income taxes.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index which is generally representative of the performance of investment-grade, fixed-rate, long-term municipal bonds. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value- added services.
    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE
    WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot directly invest in an index.

                              [PERFORMANCE GRAPH]

                       Republic N.Y. Tax-Free
                             Bond Fund          Lipper N.Y. Municipal Bond   Lehman Brothers Municipal
Year                      (Class C Shares)              Fund Index                  Bond Index
11/04/98                       10,000                     10,000                      10,000
04/30/99                       10,132                     10,134                      10,175
10/31/99                        9,497                      9,554                       9,822


   Republic N.Y. Tax-Free Bond Fund
   (Class C Shares)

   Lehman Brothers Municipal Bond Index(2)

   Lipper N.Y. Municipal Bond
   Fund Index(1)

(1) Lipper N.Y. Municipal Bond Fund Index is a managed index which consists of funds that are generally representative of securities exempt from regular Federal, New York State and New York City personal income taxes.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index which is generally representative of the performance of investment-grade, fixed-rate, long-term municipal bonds. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value- added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot directly invest in an index.

                              REPUBLIC EQUITY FUND

     The Republic Equity Fund (the 'Fund') seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 65% of its assets in equity securities of seasoned medium and large-sized companies that are expected to show above-average price appreciation. To achieve its investment objective, the Fund employs two sub-advisers, each of which pursues a different style of investing.

     Alliance Capital Management, L.P. pursues a growth style of investing, which focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

     Brinson Partners, Inc. pursues a value style of investing, which focuses on investing in equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary analytical techniques. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment.

     In total, the Class A Shares(1) of the Republic Equity Fund returned 20.23% (without deducting maximum sales charge) for the fiscal year ended October 31, 1999. In comparison, the Lipper Growth Fund Index(2) returned 29.32% for the same period.

     The Growth portion of the Fund's portfolio ended the fiscal year 228 basis points (2.28%), without deducting expenses, ahead of the Russell 1000 Growth Index(3). This was attributable to favorable stock picks within the financial services, consumer services, technology and retail sectors.

(1) Maximum sales charge for Class A Shares is 3.5% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. Class A Shares commenced operations on August 1, 1995.

(2) Lipper Growth Fund Index is a managed index which consists of managed funds that have growth-of-earnings orientation.

(3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater- than-average growth orientation. Companies in this tend to exhibit higher price-to-book and price- earnings ratios, lower dividend yields and higher forecasted growth rates. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Portfolio composition is subject to change.

    Investors cannot invest directly in an index.

     The Value portion of the Fund's portfolio ended the fiscal year 930 basis points (9.30%), without deducting expenses, behind the Russell 1000 Value Index(4). Throughout the fiscal year, and particularly in January, February and October of 1999, the highest returns were achieved by a somewhat limited number of the very largest capitalization stocks within this index. Brinson views these securities as being the most overvalued in its research universe and has therefore underweighted them versus the index in its portfolio. Strategic overweighting in sectors such as aerospace, transportation and managed care also contributed to the performance shortfall.

REPUBLIC EQUITY FUND(1),(2),(3)

                                                           FISCAL
                                                            YEAR
                                                            ENDED       INCEPTION TO
  AVERAGE ANNUAL TOTAL RETURN                             10/31/99        10/31/99
------------------------------------------------------------------------------------
  % return without deducting maximum           Class A     20.23%         21.16%
  sales/redemption charge                      Class B     19.32%         18.36%
                                               Class C     19.05%         19.05%
------------------------------------------------------------------------------------
  % return after deducting maximum             Class A     16.06%         20.16%
  sales/redemption charge                      Class B     15.32%         16.92%
                                               Class C     18.05%         18.05%
------------------------------------------------------------------------------------
  Value of $10,000 investment without          Class A        --        $22,605
  deducting maximum sales/redemption charge    Class B        --         13,583
                                               Class C        --         11,905

(1) Maximum sales charge for Class A Shares is 3.5% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. Class A Shares commenced operations on August 1, 1995.

(2) Maximum contingent deferred sales charge for Class B Shares is 4% and is reduced to 0% after four years. Class B Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class B Shares. The Class B expenses are reflected in the performance data. Class B Shares commenced operations on January 6, 1998.

(3) Maximum contingent deferred sales charge for Class C Shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class C Shares. These Class C expenses are reflected in the performance data.
    Class C Shares commenced operations on November 4, 1998.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price to book ratio and lower forecast growth values. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                              [PERFORMANCE GRAPH]

                                                      Republic Equity Fund
Year                                                    (Class A Shares)     Russell 1000 Index
8/01/95                                                       9,653               10,000
10/31/95                                                      9,918               10,442
4/30/96                                                      11,168               11,863
10/31/96                                                     11,733               12,836
4/30/97                                                      12,997               14,515
10/31/97                                                     15,126               16,923
4/30/98                                                      18,403               20,634
10/31/98                                                     18,148               20.259
4/30/99                                                      22,016               24,823
10/31/99                                                     21,820               25,441


   Republic Equity Fund
   (Class A Shares)

   Russell 1000 Index(1)

(1) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]

                                                      Republic Equity Fund
Year                                                    (Class B Shares)     Russell 1000 Index
1/06/98                                                      10,000               10,000
4/30/98                                                      11,579               11,454
10/31/98                                                     11,384               11,246
4/30/99                                                      13,755               13,779
10/31/99                                                     13,283               14,122


   Republic Equity Fund
   (Class B Shares)

   Russell 1000 Index(1)

(1) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]

                                                      Republic Equity Fund
Year                                                    (Class C Shares)     Russell 1000 Index
11/04/98                                                     10,000               10,000
4/30/99                                                      12,045               12,253
10/31/99                                                     11,805               12,558

   Republic Equity Fund
   (Class C Shares)

   Russell 1000 Index(1)

(1) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                               REPUBLIC BOND FUND

     The Republic Bond Fund seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed income securities. The Fund utilizes a two-tier structure, commonly known as 'master-feeder', in which the Republic Bond Fund (the 'feeder fund') invests all of its assets in the Republic Fixed Income Portfolio (the 'master fund').

     The Republic Fixed Income Portfolio invests primarily in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities and similar securities issued by foreign governments and corporations. The Republic Fixed Income Portfolio employs Miller Anderson & Sherrerd as sub-adviser.

     The portfolio turnover for the Republic Fixed Income Portfolio was 433.25%. Portfolio turnover measures the amount of trading activity as a percentage of the total value of the portfolio. The portfolio turnover increased from the prior year due to trades involving when-issued U.S. agency mortgages. The largest positions in the Republic Fixed Income Portfolio for the entire fiscal year were 30-year fixed rate U.S. agency mortgages. The most liquid manner to hold these mortgages is on a when-issued, or TBA ('To-Be-Announced') basis. Newly issued mortgages are sold for future settlement, which occurs once a month. On that settlement date, a holder of TBA mortgages can either take delivery of actual pools of U.S. agency mortgages (GNMA, FNMA or FHLMC) or trade the current month's mortgages for mortgages to be issued the following month. This trade is called a TBA mortgage roll, and technically consists of the selling of the current month's TBA mortgages and purchasing the next month's TBA mortgages without actually changing the interest rate on or par value of the mortgage position. Because of this the portfolio turnover increased substantially from the prior year.

     For the year ended October 31, 1999, the Class A Shares(1) of the Republic Bond Fund returned 0.68% (without maximum sales charge). This compares favorably to the Salomon Brothers Broad Investment-Grade Bond Index(2), which returned 0.49%, and the Lipper A Rated Bond Fund Index(3), which returned - 0.27%, for the same period.

(1) Maximum sales charge for Class A Shares is 2.75% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. The total return set forth reflects the reimbursement of a portion of the Fund's expenses. Without reimbursement of expenses, total return for the period would have been lower. Class A Shares commenced operations on August 26, 1996.

(2) Salomon Brothers Broad Investment - Grade Bond Index is an unmanaged market capitalization weighted index which includes fixed rate Treasury, government sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the Index. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

(3) Lipper A Rated Bond Fund Index is a managed index which consists of funds that are representative of corporate debt issues rated 'A' or better or government issues.


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Portfolio composition is subject to change.

    Investors cannot invest directly in an index.

     During the period, the Portfolio benefited from strong performance in the corporate and mortgage sectors as compared to Treasury securities. The Portfolio over weighted its investments in mortgages and corporates for the fiscal year and continues to do so.

REPUBLIC BOND FUND(1),(2),(3)

                                                      FISCAL
                                                       YEAR
                                                       ENDED          INCEPTION TO
  AVERAGE ANNUAL TOTAL RETURN                        10/31/99           10/31/99
----------------------------------------------------------------------------------
  % return without deducting maximum      Class A      0.68%             7.32%
  sales/redemption charge                 Class B     (0.01%)            1.55%
                                          Class C      0.11%             0.11%
------------------------------------------------------------------------------------
  % return after deducting maximum        Class A     (2.12%)            6.70%
  sales/redemption charge                 Class B     (2.80%)            0.55%
                                          Class C     (0.82%)           (0.82%)
------------------------------------------------------------------------------------
  Value of $10,000 investment without     Class A        --           $11,994
  deducting maximum sales/redemption      Class B        --            10,283
  charge                                  Class C        --            10,011

(1) Maximum sales charge for Class A Shares is 2.75% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. The total return set forth reflects the reimbursement of a portion of the Fund's expenses. Without reimbursement of expenses, total return for the period would have been lower. Class A Shares commenced operations on August 26, 1996.

(2) Maximum contingent deferred sales charge for Class B Shares is 3% and is reduced to 0% after three years. Class B Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class B Shares. The Class B expenses are reflected in the performance data. Class B Shares commenced operations on January 6, 1998.

(3) Maximum contingent deferred sales charge for Class C Shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class C Shares. These Class C expenses are reflected in the performance data.
    Class C Shares commenced operations on November 4, 1998.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                              [PERFORMANCE GRAPH]


                REPUBLIC BOND FUND   SALOMON BROTHERS BROAD INVESTMENT-GRADE
YEAR             (CLASS A SHARES)                  BOND INDEX
----             ----------------                  ----------
8/26/96                9,728                         10,000
10/31/96              10,079                         10,403
4/30/97               10,318                         10,576
10/31/97              10,952                         11,322
4/30/98               11,303                         11,737
10/31/98              11,589                         12,386
4/30/99               11,850                         12,477
10/31/99              11,697                         12,446

   Republic Bond Fund
   (Class A Shares)

   Salomon Brothers Broad Investment-Grade
   Bond Index(1)

(1) Salomon Brothers Broad Investment-Grade Bond Index is an unmanged market capitalization weighted index which includes fixed rate Treasury, government sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]

                REPUBLIC BOND FUND   SALOMON BROTHERS BROAD INVESTMENT-GRADE
YEAR             (CLASS B SHARES)                  BOND INDEX
----             ----------------                  ----------
1/06/98               10,000                         10,000
4/30/98               10,079                         10,213
10/31/98              10,284                         10,778
4/30/98               10,481                         10,857
10/31/98              10,123                         10,831

   Republic Bond Fund
   (Class B Shares)

   Salomon Brothers Broad Investment-Grade
   Bond Index(1)

(1) Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged market capitalization weighted index which includes fixed rate Treasury, government sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]

                REPUBLIC BOND FUND   SALOMON BROTHERS BROAD INVESTMENT-GRADE
YEAR             (CLASS C SHARES)                  BOND INDEX
----             ----------------                  ----------
11/04/98              10,000                         10,000
4/30/99               10,203                         10,073
10/31/99               9,918                         10,049

   Republic Bond Fund
   (Class C Shares)

   Salomon Brothers Broad Investment-Grade
   Bond Index(1)

(1) Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged market capitalization weighted index which includes fixed rate Treasury, government sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                        REPUBLIC OVERSEAS EQUITY FUND'D'

     The Republic Overseas Equity Fund (the 'Fund') seeks to provide its shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Republic Overseas Equity Fund employs a two-tier fund structure, known as 'master-feeder', in which the Republic Overseas Equity Fund (the 'feeder fund') invests all of its assets in the Republic International Equity Portfolio (the 'master fund').

     The International Equity Portfolio (the 'Portfolio') invests primarily in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio employs Capital Guardian Trust Company as sub-adviser.

     For the fiscal year ended October 31, 1999, the Class A Shares(1) of the Republic Overseas Equity Fund returned 45.41% (without deducting maximum sales charge). This compares quite favorably to the performance for the Lipper International Equity Funds Index(2) and the MSCI EAFE Index(3), which were 23.05% and 23.37%, respectively, for the same period.

     The Fund's performance was helped by advantageous stock selection in Japan, Germany, the United Kingdom and Taiwan. The Portfolio invested more heavily in countries that outperformed the MSCI EAFE Index during the year, including Mexico, Finland, Korea and Japan. The Portfolio also invested less in countries that underperformed the MSCI EAFE Index during the year, such as Switzerland and Spain. The combination of good stock and country selection resulted in the Fund's favorable performance for the year.

(1) Maximum sales charge for Class A Shares is 3.5% of the public offering price. Class A Shares bear ongoing 12b-1 fees and distribution fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower.
    Class A Shares commenced operations on August 26, 1996.

(2) Lipper International Equity Funds Index is a managed index which consists of funds that are representative of securities with primary trading markets outside of the United States.

(3) MSCI EAFE Index is an unmanaged index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

'D' International investing involves increased risk and volatility.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Portfolio composition is subject to change.

    Investors cannot invest directly in an index.

REPUBLIC OVERSEAS EQUITY FUND(1),(2),(3)

                                                          FISCAL
                                                           YEAR
                                                           ENDED       INCEPTION TO
  AVERAGE ANNUAL TOTAL RETURN                            10/31/99        10/31/99
----------------------------------------------------------------------------------
  % return without deducting maximum           Class A     45.41%         16.26%
  sales/redemption charge                      Class B     44.25%         23.05%
                                               Class C     41.84%         41.84%
------------------------------------------------------------------------------------
  % return after deducting maximum             Class A     40.34%         15.40%
  sales/redemption charge                      Class B     40.25%         21.65%
                                               Class C     40.84%         40.84%
------------------------------------------------------------------------------------
  Value of $10,000 investment without          Class A        --        $17,167
  deducting maximum sales/redemption charge    Class B        --         14,576
                                               Class C        --         14,184

(1) Maximum sales charge for Class A Shares is 3.5% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. Class A Shares commenced operations on August 26, 1996.

(2) Maximum contingent deferred sales charge for Class B Shares is 4% and is reduced to 0% after four years. Class B Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class B Shares. The Class B expenses are reflected in the performance data. Class B Shares commenced operations on January 6, 1998.

(3) Maximum contingent deferred sales charge for Class C Shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class C Shares. These Class C expenses are reflected in the performance data.
    Class C Shares commenced operations on November 4, 1998.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                              [PERFORMANCE GRAPH]


                                         REPUBLIC OVERSEAS EQUITY
       YEAR                                         FUND             MSCI EAFE INDEX
       ----                                         ----             ---------------
8/26/96                                            9,653                10,000
10/31/96                                           9,797                10,166
4/30/97                                           10,752                10,340
10/31/97                                          11,177                10,666
4/30/98                                           13,001                12,329
10/31/98                                          11,396                11,727
4/30/99                                           14,021                13,538
10/31/999                                         16,570                14,468


   Republic Overseas Equity Fund
   (Class A Shares)

   MSCI EAFE Index(1)

(1) MSCI EAFE Index is an unmanaged index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]




YEAR       REPUBLIC OVERSEAS EQUITY FUND
                (CLASS B SHARES)                 MSCI EAFE INDEX
1/06/98           10,000                            10,000
4/30/98           11,590                            11,572
10/31/98          10,105                            11,007
4/30/99           12,376                            12,707
10/31/99          14,276                            13,579



   Republic Overseas Equity Fund
   (Class B Shares)

   MSCI EAFE Index(1)

(1) MSCI EAFE Index is an unmanaged index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]

                                               Republic Overseas Equity Fund
Year                                                 (Class C Shares)          MSCI EAFE Index
11/04/98                                                  10,000                   10,000
04/30/99                                                  12,045                   11,544
10/31/99                                                  14,084                   12,337


   Republic Overseas Equity Fund
   (Class C Shares)

   MSCI EAFE Index(1)


(1) MSCI EAFE Index is an unmanaged index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                          REPUBLIC OPPORTUNITY FUND'D'

     The Republic Opportunity Fund (the 'Fund') seeks to provide its shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The Republic Opportunity Fund employs a two-tier structure, commonly referred to as 'master-feeder', in which the Republic Opportunity Fund (the 'feeder fund') invests all of its assets in the Republic Small Cap Equity Portfolio (the 'master fund').

     The Republic Small Cap Equity Portfolio (the 'Portfolio') invests primarily in common stocks of small and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises. The Portfolio employs MFS Institutional Advisers, Inc. as sub-adviser.

     For the fiscal year ended October 31, 1999, the Class A Shares(1) of the Republic Opportunity Fund returned 23.80% (without deducting maximum sales charge). In comparison, the performance of the Lipper Small Cap Fund Index(2) was 26.62% while that for the Russell 2000 Index(3) was 14.87%.

     The Portfolio overweighted miscellaneous business services and technology, which were strong performers during the period. In addition, good stock selection within these two sectors contributed to the favorable returns for the Fund. The Portfolio has focused its technology holdings more on software and infrastructure than on the Internet itself. Given that the Russell 2000 Index owes much of its performance for the period to Internet stocks, we feel that the Fund's performance is particularly noteworthy. The Portfolio also benefited from investments in the utilities & communications and energy sectors.

(1) Maximum sales charge for Class A Shares is 3.5% of the public offering price. Class A Shares bear ongoing 12b-1 fees and distribution fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the year would have been lower. Class A Shares commenced operations on September 23, 1996.

(2) Lipper Small Cap Fund Index is a managed index which consists of funds that are representative of securities of companies with market capitalization of less than $1 billion.

(3) The Russell 2000 Index is an unmanaged broad index of equity securities of small capitalization U.S. companies, with an average market capitalization of $526.4 million as of October 31, 1999. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

'D' Small company funds typically carry additional risks since smaller companies generally have higher company specific risk and, historically, their stocks have experienced a greater degree of market volatility than larger company stocks on average.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Portfolio composition is subject to change.

    Investors cannot invest directly in an index.

REPUBLIC OPPORTUNITY FUND(1),(2),(3)

                                                           FISCAL
                                                            YEAR
                                                            ENDED      INCEPTION TO
  AVERAGE ANNUAL TOTAL RETURN                             10/31/99       10/31/99
----------------------------------------------------------------------------------
  % return without deducting maximum           Class A     23.80%         12.98%
  sales/redemption charge                      Class B     22.93%         10.23%
                                               Class C     21.00%         21.00%
------------------------------------------------------------------------------------
  % return after deducting maximum             Class A     19.48%         11.70%
  sales/redemption charge                      Class B     18.93%          8.96%
                                               Class C     20.00%         20.00%
------------------------------------------------------------------------------------
  Value of $10,000 investment without          Class A        --        $14,604
  deducting maximum sales/redemption charge    Class B        --         11,935
                                               Class C        --         12,100

(1) Maximum sales charge for Class A Shares is 3.5% of the public offering price. Class A Shares bear ongoing distribution fees and shareholder services fees of 0.25% of the daily net assets of Class A Shares. These Class A expenses are reflected in the performance data. The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the year would have been lower. Class A Shares commenced operations on September 23, 1996.

(2) Maximum contingent deferred sales charge for Class B Shares is 4% and is reduced to 0% after four years. Class B Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class B Shares. The Class B expenses are reflected in the performance data. Class B Shares commenced operations on January 6, 1998.

(3) Maximum contingent deferred sales charge for Class C Shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing distribution fees and shareholder services fees of 1% of the daily net assets of Class C Shares. These Class C expenses are reflected in the performance data.
    Class C Shares commenced operations on November 4, 1998.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                              [PERFORMANCE GRAPH]


                                                  Republic Opportunity Fund
Year                                                  (Class A Shares)        Russell 2000 Index
9/23/96                                                     9,653                   10,000
10/31/96                                                    9,459                    9,846
4/30/97                                                     9,319                   10,004
10/31/97                                                   11,946                   12,734
4/30/98                                                    13,867                   14,246
10/31/98                                                   11,387                   11,226
4/30/99                                                    12,675                   12,928
10/31/99                                                   14,097                   12,895


   Republic Opportunity Fund
   (Class A Shares)

   Russell 2000 Index(1)

(1) The Russell 2000 Index is an unmanaged broad index of equity securities of small capitalization U.S. companies with an average market capitalization of $526.4 million as of October 31, 1999. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]

                                                       Republic Opportunity
                                                               Fund
Year                                                     (Class B Shares)     Russell 2000 Index
1/06/98                                                       10,000               10,000
4/30/98                                                       11,871               11,067
10/31/98                                                       9,708                8,721
4/30/99                                                       10,765               10,043
10/31/99                                                      11,635               10.017

   Republic Opportunity Fund
   (Class B Shares)

   Russell 2000 Index(1)

(1) The Russell 2000 Index is an unmanaged broad index of equity securities of small capitalization U.S. companies with an average market capitalization of $526.4 million as of October 31, 1999. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

                              [PERFORMANCE GRAPH]


YEAR       REPUBLIC OPPORTUNITY FUND
                (CLASS C SHARES)                RUSSELL 2000 INDEX
11/04/98          10,000                            10,000
4/30/99           10,930                            11,516
10/31/99          12,000                            11,487



   Republic Opportunity Fund
   (Class C Shares)

   Russell 2000 Index(1)

(1) The Russell 2000 Index is an unmanaged broad index of equity securities of small capitalization U.S. companies with an average market capitalization of $526.4 million as of October 31, 1999. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of fees for these value-added services.

    THE PERFORMANCE DATA QUOTED REPRESENTS PART PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    Investors cannot invest directly in an index.

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS  --  OCTOBER 31, 1999

                                    MOODY'S/S&P   PRINCIPAL      MARKET
           DESCRIPTION               RATINGS(b)     AMOUNT        VALUE
           -----------               ----------     ------        -----
MUNICIPAL BONDS (97.7%)
NEW YORK (93.9%)
Brookhaven GO (FGIC Insured),
  5.50%, 10/1/12..................    Aaa/AAA     $  500,000   $   500,150
Erie County GO Series B (FGIC
  Insured), 5.38%, 6/15/07........    Aaa/AAA        250,000       255,630
Essex County Industrial
  Development Agency Pollution
  Control, 5.55%, 1/1/14..........    A3/BBB+        600,000       574,140
Metropolitan Transit Authority of
  New York, Transportation
  Facility
  Revenue  - Series C-1, 5.75%,
  7/1/13..........................   Baa1/BBB+       285,000       289,674
Metropolitan Transit Authority of
  New York, Transportation
  Facility Revenue  - Series C-1
  (FGIC Insured), 5.25%, 7/1/17...    Aaa/AAA        970,000       891,818
Monroe County Airport Authority,
  Greater Rochester International
  Airport, AMT (MBIA Insured),
  5.75%, 1/1/14...................    Aaa/AAA        750,000       755,363
New York City GO Series H, 6.00%,
  8/1/14..........................     A3/A-       1,000,000     1,008,340
New York City GO Series L, 5.875%,
  8/1/15..........................     A3/A-       1,000,000       990,780
New York City Housing Development
  Corp., 5.75%, 11/1/18...........     Aa2/AA      1,000,000       982,990
New York City Housing Development
  Corp., 5.60%, 11/1/19...........     Aa2/AA        100,000        92,959
New York City Industrial
  Development Agency, Special
  Facilities Revenue Terminal One
  Group Project, AMT, 6.00%,
  1/1/15..........................      A3/A       1,000,000       998,420
New York City Municipal Water &
  Sewer Finance Authority, Revenue
   - Series A, 5.75%, 6/15/16.....      A1/A         750,000       733,853
New York City Transitional
  Financial Authority Revenue
  (FGIC Insured), 6.00%,
  8/15/15.........................    Aaa/AAA      1,000,000     1,017,240

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS  --  OCTOBER 31, 1999 (CONTINUED)

                                    MOODY'S/S&P   PRINCIPAL      MARKET
           DESCRIPTION               RATINGS(b)     AMOUNT        VALUE
           -----------               ----------     ------        -----
New York State Dormitory Authority
  Court Facilities Lease Revenue,
  5.625%, 5/15/13.................    A3/BBB+     $1,000,000   $   977,750
New York State Dormitory Authority
  Revenue, 6.25%, 5/15/17.........      A3/A         375,000       403,125
New York State Dormitory Authority
  Revenue, 5.75%, 7/1/17..........   Baa1/BBB+     1,000,000       956,640
New York State Dormitory Authority
  Revenue, City University, Series
  A (AMBAC-TCRS Insured), 5.625%,
  7/1/16..........................    Aaa/AAA      1,000,000       992,440
New York State Dormitory Authority
  Revenue, Mental Health Service
  Facility Series B, 6.50%,
  8/15/11.........................     A3/A-         225,000       240,779
New York State Dormitory Authority
  Revenue, Mental Health Services
  Series B, 5.50%, 8/15/17........     A3/A-       1,000,000       936,850
New York State Dormitory Authority
  Revenue, Rochester Institute of
  Technology (MBIA Insured),
  5.30%, 7/1/17...................    Aaa/AAA      1,000,000       929,950
New York State Dormitory Authority
  Revenue, Rockefeller University,
  5.25%, 7/1/13...................    Aaa/AAA        500,000       488,760
New York State Dormitory Authority
  Revenue, State Secured Hospital
  New York Downtown, 5.20%,
  2/15/13.........................   Baa1/BBB+     1,000,000       930,710
New York State Dormitory Authority
  Revenue, State University
  Educational Facilities, 5.75%,
  5/15/09.........................     A3/A-         500,000       514,420
New York State Dormitory
  Authority, New York University
  (MBIA Insured), 5.75%, 7/1/24...    Aaa/AAA      1,000,000     1,013,280
New York State Environmental
  Facilities Corp. Pollution,
  5.85%, 1/15/15..................    Aaa/AAA        400,000       402,160
New York State Housing Finance
  Agency, Service Contract,
  5.875%, 9/15/14.................   Baa1/BBB+     1,000,000     1,001,890

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS  --  OCTOBER 31, 1999 (CONTINUED)

                                    MOODY'S/S&P   PRINCIPAL      MARKET
           DESCRIPTION               RATINGS(b)     AMOUNT        VALUE
           -----------               ----------     ------        -----
New York State Local Government
  Assistance Corp. Revenue, 6.00%,
  4/1/16..........................     A3/A+      $1,000,000   $ 1,010,970
New York State Medical Care
  Facilities Revenue, Hospital &
  Nursing Home, 6.40%, 8/15/14....    Aaa/AAA        375,000       390,326
New York State Mortgage Agency
  Revenue, 5.375%, 10/1/17........     Aa2/NR      1,000,000       942,350
New York State Mortgage Agency
  Revenue, AMT, 5.60%, 10/1/14....     Aa2/AA      1,000,000       970,450
New York State Thruway Authority,
  Service Contract Revenue,
  5.875%, 4/1/14..................    Baa1/N/R     1,000,000     1,061,640
New York State Urban Development
  Corp., Revenue, 5.75%, 4/1/12...   Baa1/BBB+     1,000,000     1,000,310
New York State Urban Development
  Corp., Revenue, 5.75%, 4/1/12...   Baa1/BBB+       500,000       501,075
Port Authority of New York & New
  Jersey, Special Obligation,
  Revenue, JFK International
  Terminal, AMT (MBIA Insured),
  5.75%, 12/1/22..................    Aaa/AAA        500,000       486,585
Triborough Bridge & Tunnel
  Authority, Revenue, Series Y,
  6.00%, 1/1/12...................     Aa3/A+        100,000       104,793
                                                               -----------
                                                                25,348,610
                                                               -----------
PUERTO RICO (3.8%)
Puerto Rico Electric Power
  Authority Revenue, 6.00%,
  7/1/14..........................   Baa1/BBB+     1,000,000     1,020,530
                                                               -----------
TOTAL MUNICIPAL BONDS (COST $26,792,892)                        26,369,140
                                                               -----------
NEW YORK TAX-FREE NOTES AND COMMERCIAL PAPER (0.7%)
NEW YORK (0.7%)
Nassau County IDA Civic Facility
  for Cold Spring Harbor Labs,
  3.55%*, 11/1/99.................  VMIG1, A-1+      200,000       200,000
                                                               -----------
TOTAL NEW YORK TAX-FREE NOTES AND COMMERCIAL PAPER (COST
  $200,000)                                                        200,000
                                                               -----------

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS  --  OCTOBER 31, 1999 (CONTINUED)

                                                                  MARKET
                   DESCRIPTION                      SHARES        VALUE
                   -----------                      ------        -----
SHORT-TERM INVESTMENTS (0.7%)
Provident New York Tax-Free Money Market Fund....    194,600   $   194,600
                                                               -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $194,600)................................                  194,600
                                                               -----------
TOTAL INVESTMENTS (COST $27,187,492) (a)  -- 99.1%              26,763,740
OTHER ASSETS IN EXCESS OF LIABILITIES  -- 0.9%                     242,845
                                                               -----------
NET ASSETS  -- 100.0%                                          $27,006,585
                                                               -----------
                                                               -----------

------------

Percentages indicated are based on net assets of $27,006,585.

(a) Cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Gross unrealized appreciation...................  $ 204,298
Gross unrealized depreciation...................   (628,050)
                                                  ---------
Net unrealized depreciation.....................  $(423,752)
                                                  ---------
                                                  ---------

(b) The Moody's or Standard & Poor's rating indicated is believed to be the most recent ratings available at October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not neccessarily represent what the agencies would ascribe to these securities at October 31, 1999. These ratings are unaudited.

AMBAC    -    American Muncipal Bond Assurance Corporation
              Interest on security is subject to Federal Alternative
AMT      -    Minimum Tax
FGIC     -    Federal Guaranty Insurance Corporation
GO       -    General Obligation
MBIA     -    Municipal Bond Insurance Association

(c) At October 31, 1999 the Fund's open futures contracts were as follows:

                         NUMBER OF   EXPIRATION   CONTRACT    (DEPRECIATION)
    SHORT CONTRACTS      CONTRACTS      DATE       VALUE       OF CONTRACTS
    ---------------      ---------      ----       -----       ------------
U.S. T-Bonds Future....     50        12/21/99   $5,679,688      $(18,248)

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at October 31, 1999. The date presented reflects the next rate change date.

                       See notes to financial statements.

REPUBLIC EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
OCTOBER 31, 1999

                                                                      MARKET
DESCRIPTION                                             SHARES        VALUE
-----------                                             ------        -----
COMMON STOCKS (98.93%)
AEROSPACE & AIRCRAFT (3.50%)
AlliedSignal, Inc. ..................................     44,000   $  2,505,250
Lockheed Martin Corp. ...............................     89,300      1,786,000
Raytheon Co., Class B................................    110,600      3,221,225
United Technologies Corp. ...........................     36,000      2,178,000
                                                                   ------------
                                                                      9,690,475
                                                                   ------------
BANKING & FINANCE (17.64%)
Amsouth Bancorporation...............................    118,204      3,043,753
Associates First Capital Corp. ......................     56,100      2,047,650
Bank of America Corp. ...............................    105,600      6,797,999
Chase Manhattan Corp. ...............................     44,000      3,844,500
Citigroup, Inc. .....................................    171,450      9,279,730
Fleet Boston Corp. ..................................     63,200      2,757,100
Greenpoint Financial Corp. ..........................     93,900      2,676,150
Hibernia Corp., Class A..............................    168,000      2,383,500
Household International, Inc. .......................     64,100      2,860,463
MBNA Corp. ..........................................    140,700      3,886,838
PNC Bank Corp. ......................................     52,700      3,142,238
Wells Fargo Co. .....................................    127,500      6,104,062
                                                                   ------------
                                                                     48,823,983
                                                                   ------------
CHEMICALS (2.48%)
Dow Chemical Co. ....................................     19,100      2,258,575
Du Pont (E.I) de Nemours.............................     33,900      2,184,431
IMC Global, Inc. ....................................    104,400      1,331,100
Lyondell Chemical Co. ...............................     89,300      1,082,763
                                                                   ------------
                                                                      6,856,869
                                                                   ------------
CONSTRUCTION & HOUSING (3.58%)
Fleetwood Enterprises, Inc. .........................     38,200        833,238
Lafarge Corp. .......................................     71,000      2,107,813
Masco Corp. .........................................     35,000      1,067,500
Southdown, Inc. .....................................     57,744      2,789,756
USG Corp. ...........................................     36,300      1,799,119
York International Corp. ............................     55,900      1,317,144
                                                                   ------------
                                                                      9,914,570
                                                                   ------------
CONSUMER MANUFACTURING (4.15%)
General Electric Co. ................................     48,500      6,574,782
Harley-Davidson, Inc. ...............................     49,300      2,924,106
Lear Corp. (b).......................................     58,500      1,974,375
                                                                   ------------
                                                                     11,473,263
                                                                   ------------

REPUBLIC EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
DESCRIPTION                                             SHARES        VALUE
-----------                                             ------        -----
COMMON STOCKS (CONTINUED)
CONSUMER PRODUCTS (4.48%)
Avon Products, Inc. .................................     45,000   $  1,451,250
Coca-Cola Co. .......................................     23,000      1,357,000
Colgate-Palmolive Co. ...............................     62,200      3,763,100
Mattel, Inc. ........................................     71,800        960,325
Newell Rubbermaid, Inc. .............................     76,900      2,662,663
Philip Morris Cos., Inc. ............................     87,100      2,193,831
                                                                   ------------
                                                                     12,388,169
                                                                   ------------
CONSUMER SERVICES (7.72%)
Consolidated Stores Corp. (b)........................    124,300      2,276,244
Dayton-Hudson Corp. .................................     17,000      1,098,625
Gap, Inc. ...........................................     21,700        805,613
Home Depot, Inc. ....................................     86,600      6,538,299
Kohl's Corp. (b).....................................     53,800      4,024,912
Kroger Co. (b).......................................    105,000      2,185,313
Wal-Mart Stores, Inc. ...............................     78,000      4,421,624
                                                                   ------------
                                                                     21,350,630
                                                                   ------------
ELECTRICAL & ELECTRONICS (2.11%)
Emerson Electric Co. ................................     40,800      2,450,550
Johnson Controls, Inc. ..............................     55,800      3,389,850
                                                                   ------------
                                                                      5,840,400
                                                                   ------------
GAS & ELECTRIC UTILITY (5.32%)
Carolina Power & Light Co. ..........................     86,600      2,987,700
Central & South West Corp. ..........................    155,700      3,454,594
CMS Energy Corp. ....................................     69,000      2,544,375
Dominion Resources, Inc. ............................     78,300      3,768,187
New Century Energies, Inc. ..........................     60,000      1,953,750
                                                                   ------------
                                                                     14,708,606
                                                                   ------------
HEALTH CARE (3.24%)
Medtronic, Inc. .....................................     64,400      2,229,850
St. Jude Medical, Inc. ..............................    122,600      3,356,175
United HealthCare Corp. .............................     65,100      3,364,856
                                                                   ------------
                                                                      8,950,881
                                                                   ------------
INSURANCE (1.79%)
Aetna, Inc. .........................................      6,300        316,575
American International Group.........................     29,000      2,985,187
AON Corp. ...........................................      5,373        190,742
Mbia, Inc. ..........................................     25,500      1,455,094
                                                                   ------------
                                                                      4,947,598
                                                                   ------------

REPUBLIC EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
DESCRIPTION                                             SHARES        VALUE
-----------                                             ------        -----
COMMON STOCKS (CONTINUED)
INTERNET RELATED (0.42%)
America Online, Inc. (b).............................      9,000   $  1,167,188
                                                                   ------------
MEDIA (2.55%)
AT&T - Liberty Media Group (b).......................    142,000      5,635,625
MediaOne Group, Inc. (b).............................     19,900      1,414,144
                                                                   ------------
                                                                      7,049,769
                                                                   ------------
MISCELLANEOUS MANUFACTURING (3.29%)
Illinois Tool Works..................................     27,700      2,029,025
National Service Industries, Inc. ...................     31,700      1,022,325
Pentair, Inc. .......................................     33,600      1,264,200
Tyco International Ltd. .............................    120,000      4,792,500
                                                                   ------------
                                                                      9,108,050
                                                                   ------------
OIL & GAS (0.94%)
Ultramar Diamond Shamrock Corp. .....................     38,300        938,350
Valero Energy Corp. .................................     90,900      1,670,288
                                                                   ------------
                                                                      2,608,638
                                                                   ------------
PHARMACEUTICALS (7.66%)
Bristol-Myers Squibb Co. ............................     87,000      6,682,687
Merck & Co., Inc. ...................................     37,000      2,943,813
Pfizer, Inc. ........................................     88,800      3,507,600
Schering-Plough Corp. ...............................    109,000      5,395,500
Watson Pharmaceutical, Inc. (b)......................     84,000      2,667,000
                                                                   ------------
                                                                     21,196,600
                                                                   ------------
TECHNOLOGY (17.45%)
Advanced Micro Devices, Inc. (b).....................    116,400      2,306,175
Altera Corp. (b).....................................     70,000      3,403,750
Cisco Systems, Inc. (b)..............................    100,500      7,436,999
Computer Sciences Corp. (b)..........................     37,200      2,555,175
Dell Computer Corp. (b)..............................    153,400      6,155,175
Electronic Data Systems Corp. .......................     64,000      3,744,000
Intel Corp. .........................................     91,000      7,046,812
International Business Machines Corp. ...............     28,500      2,803,688
Microsoft Corp. (b)..................................     62,700      5,803,669
Solectron Corp. (b)..................................     93,200      7,013,300
                                                                   ------------
                                                                     48,268,743
                                                                   ------------
TELECOMMUNICATIONS (4.71%)
AT&T Corp. ..........................................     34,900      1,631,575
MCI Worldcom, Inc. (b)...............................     59,200      5,080,100
Nextel Communications, Inc., Class A (b).............     30,900      2,663,194

REPUBLIC EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
DESCRIPTION                                             SHARES        VALUE
-----------                                             ------        -----
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS  - (CONTINUED)
US West, Inc. .......................................     59,900   $  3,657,644
                                                                   ------------
                                                                     13,032,513
                                                                   ------------
TELECOMMUNICATIONS-EQUIPMENT (1.27%)
Lucent Technologies, Inc. ...........................     22,300      1,432,775
Nokia Oyj ADR........................................     18,000      2,080,125
                                                                   ------------
                                                                      3,512,900
                                                                   ------------
TRANSPORTATION (4.63%)
Burlington Northern Santa Fe Corp. ..................    119,500      3,809,063
FDX Corp. (b)........................................    108,400      4,667,974
Gatx Corp. ..........................................     74,000      2,455,875
Norfolk Southern Corp. ..............................     77,000      1,881,688
                                                                   ------------
                                                                     12,814,600
                                                                   ------------
TOTAL COMMON STOCKS
  (COST $225,393,177)...........................................    273,704,445
                                                                   ------------
SHORT-TERM INVESTMENTS (1.17%)
MONEY MARKET FUND (1.17%)
Dreyfus Cash Management Fund.........................  3,245,625      3,245,625
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $3,245,625).............................................      3,245,625
                                                                   ------------
TOTAL INVESTMENTS (COST $228,638,802) (a)  --  100.10%..........    276,950,070
LIABILITIES IN EXCESS OF OTHER ASSETS  --  (0.10)%..............       (264,798)
                                                                   ------------
NET ASSETS -- 100.00%...........................................   $276,685,272
                                                                   ------------
                                                                   ------------

------------

Percentages indicated are based on net assets of $276,685,272.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $718,158. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation...................................  $63,445,454
        Unrealized depreciation...................................  (15,852,344)
                                                                   ------------
        Net unrealized appreciation...............................  $47,593,110
                                                                   ------------
                                                                   ------------

(b) Represents non-income producing security

(c) At October 31, 1999 the Fund's open futures contracts were as follows:

                           NUMBER OF  EXPIRATION    CONTRACT    APPRECIATION
     LONG CONTRACTS        CONTRACTS     DATE        VALUE      OF CONTRACTS
     --------------        ---------     ----      ----------   -------------
S&P Future December 1999       3       12/16/99    $1,032,150      $39,129

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999


                                                     NEW YORK
                                                     TAX-FREE          EQUITY
                                                     BOND FUND          FUND
                                                     ---------         ------
ASSETS:
  Investments, at value (cost $27,187,492 and
    $228,638,802, respectively)....................  $26,763,740   $276,950,070
  Cash.............................................       99,954             --
  Interest receivable..............................      384,945             --
  Dividends receivable.............................           --        232,605
  Receivable for investments sold..................           --      2,974,154
  Receivable for capital shares issued.............       40,000            507
  Variation margin receivable on open futures
    contracts......................................           --         19,500
  Deferred organization costs......................        2,353          3,088
  Prepaid expenses.................................          329          2,734
                                                     -----------   ------------
TOTAL ASSETS.......................................   27,291,321    280,182,658
                                                     -----------   ------------
LIABILITIES:
  Payable to custodian for overdraft...............           --          6,675
  Dividends payable................................       47,473             --
  Payable for investments purchased................           --      3,209,955
  Payable for capital shares redeemed..............       41,732         33,813
  Variation margin payable on open futures
    contracts......................................       65,625             --
  Accrued expenses and other payables:
    Investment management fees.....................           --         69,533
    Administration fees............................        1,941         18,848
    Distribution fees (Class B Shares).............          402          1,703
    Shareholder servicing fees (Class A, B, C
      Shares)......................................        3,997          6,361
    Custodian fees and expenses....................       21,802         10,583
    Other payables.................................      101,764        139,915
                                                     -----------   ------------
TOTAL LIABILITIES..................................      284,736      3,497,386
                                                     -----------   ------------
NET ASSETS.........................................  $27,006,585   $276,685,272
                                                     -----------   ------------
                                                     -----------   ------------

                                -- continued  --

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                                      NEW YORK
                                                      TAX-FREE        EQUITY
                                                      BOND FUND        FUND
                                                     -----------   ------------
COMPOSITION OF NET ASSETS:
  Capital..........................................  $27,565,983   $203,018,265
  Accumulated net investment income/(loss).........       (1,202)        89,738
  Accumulated net realized gains/(losses) from
    investment and futures transactions............     (116,196)    25,226,872
  Unrealized appreciation/(depreciation) from
    investments and futures........................     (442,000)    48,350,397
                                                     -----------   ------------
NET ASSETS.........................................  $27,006,585   $276,685,272
                                                     -----------   ------------
                                                     -----------   ------------
NET ASSETS:
  Class A Shares...................................  $17,568,282   $ 27,942,125
  Class B Shares...................................      563,933      1,775,376
  Class C Shares...................................      255,670      1,626,089
  Class Y (Adviser) Shares.........................    8,618,700    245,341,682
                                                     -----------   ------------
Total Net Assets...................................  $27,006,585   $276,685,272
                                                     -----------   ------------
                                                     -----------   ------------
Shares Outstanding (par value $0.001, unlimited
  number of shares authorized):
  Class A Shares...................................    1,743,609      1,404,790
  Class B Shares...................................       56,016         89,948
  Class C Shares...................................       25,290         81,988
  Class Y (Adviser) Shares.........................      855,557     12,332,087
CLASS A SHARES (INVESTOR SHARES)
  Net Asset Value, Offering Price and Redemption
    Price per share................................       $10.08         $19.89
                                                          ------         ------
                                                          ------         ------
  Maximum offering price per share (Net asset value
    plus a sales charge of 2.75% and 3.50% of each
    Fund's offering price, respectively)...........       $10.37         $20.61
                                                          ------         ------
                                                          ------         ------
CLASS B SHARES
  Net Asset Value and Offering Price per share*....       $10.07         $19.74
                                                          ------         ------
                                                          ------         ------
CLASS C SHARES
  Net Asset Value and Offering Price per share*....       $10.11         $19.83
                                                          ------         ------
                                                          ------         ------
CLASS Y SHARES (ADVISER SHARES)
  Net Asset Value, Offering Price and Redemption
    Price per share................................       $10.07         $19.89
                                                          ------         ------
                                                          ------         ------
* Redemption price per share varies by length of time shares are held.

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                        NEW YORK
                                                        TAX-FREE       EQUITY
                                                        BOND FUND       FUND
                                                       -----------   -----------
INVESTMENT INCOME:
  Interest income....................................  $ 1,606,568   $        --
  Dividend income....................................           --     3,272,208
                                                       -----------   -----------
TOTAL INVESTMENT INCOME..............................    1,606,568     3,272,208
                                                       -----------   -----------
EXPENSES:
  Investment management fees.........................       77,672     1,225,897
  Administration fees................................       26,007       254,825
  Distribution fees -- (Class B, C Shares)(a)........        2,442         9,755
  Shareholder service fees -- (Class A, B, C
    Shares)(a).......................................       59,372        79,841
  Accounting fees....................................       55,202        68,248
  Custodian fees and expenses........................       12,429       102,081
  Transfer agent fees................................       43,664        44,194
  Printing fees......................................       22,496        71,756
  Other expenses.....................................       59,386       119,492
                                                       -----------   -----------
    Total expenses before voluntary fee reductions
      and reimbursements.............................      358,670     1,976,089
    Voluntary fee reductions and reimbursement of
      expenses.......................................      (77,728)           --
                                                       -----------   -----------
    Net expenses.....................................      280,942     1,976,089
                                                       -----------   -----------
NET INVESTMENT INCOME................................    1,325,626     1,296,119
                                                       -----------   -----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
  Net realized gains/(losses) from investment and
    futures transactions.............................     (116,195)   26,280,422
  Change in unrealized appreciation/ (depreciation)
    from investments and futures.....................   (2,293,233)   19,851,181
                                                       -----------   -----------
  Net realized/unrealized gains/(losses) from
    investment and futures transactions..............   (2,409,428)   46,131,603
                                                       -----------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.......  $(1,083,802)  $47,427,722
                                                       -----------   -----------
                                                       -----------   -----------

(a) Commencement of operations was November 4, 1998 for Class C Shares.

                       See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE YEARS ENDED
                                                      OCTOBER 31,
                                               -------------------------
                                                  1999          1998
                                                  ----          ----
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income......................  $ 1,325,626   $ 1,320,105
  Net realized gains/(losses) from investment
     and futures transactions................     (116,195)       45,989
  Change in unrealized
     appreciation/(depreciation) from
     investments and futures.................   (2,293,233)      898,647
                                               -----------   -----------
Change in net assets resulting from
  operations.................................   (1,083,802)    2,264,741
                                               -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
  Net investment income:
     Class A Shares..........................     (909,157)     (921,138)
     Class B Shares..........................      (21,353)       (6,690)
     Class C Shares(a).......................       (5,591)           --
     Class Y (Adviser) Shares................     (388,326)     (393,477)
  In excess of net investment income:
     Class A Shares..........................         (858)           --
     Class B Shares..........................          (23)           --
     Class Y (Adviser) Shares................         (320)           --
  Net realized gains from investment and
     futures transactions:
     Class A Shares..........................      (32,437)      (81,787)
     Class B Shares..........................         (900)           --
     Class Y (Adviser) Shares................      (12,643)      (33,681)
                                               -----------   -----------
  Change in net assets from shareholder
     dividends...............................   (1,371,608)   (1,436,773)
CHANGE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS...............................   (2,950,317)    1,889,357
                                               -----------   -----------
CHANGE IN NET ASSETS.........................   (5,405,727)    2,717,325
NET ASSETS:
  Beginning of period........................   32,412,312    29,694,987
                                               -----------   -----------
  End of period..............................  $27,006,585   $32,412,312
                                               -----------   -----------
                                               -----------   -----------

 (a) Commencement of operations was November 4, 1998.

                       See notes to financial statements.

REPUBLIC EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE YEARS ENDED
                                                     OCTOBER 31,
                                             ---------------------------
                                                 1999           1998
                                                 ----           ----
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....................  $  1,296,119   $    997,078
  Net realized gains from investment and
     futures transactions..................    26,280,422      4,469,866
  Change in unrealized appreciation from
     investments and futures...............    19,851,181     21,654,911
                                             ------------   ------------
Change in net assets resulting from
  operations...............................    47,427,722     27,121,855
                                             ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  Net investment income:
     Class A Shares........................       (63,369)       (57,050)
     Class B Shares........................            --           (289)
     Class C Shares (a)....................            --             --
     Class Y (Adviser) Shares..............    (1,164,923)      (918,974)
  In excess of net investment income:
     Class B Shares........................          (449)            --
     Class C Shares (a)....................        (1,888)            --
  Net realized gains from investment and
     futures transactions:
     Class A Shares........................      (546,206)      (745,988)
     Class B Shares........................       (23,569)            --
     Class C Shares (a)....................          (295)            --
     Class Y (Adviser) Shares..............    (4,883,735)    (7,858,305)
                                             ------------   ------------
  Change in net assets from shareholder
     dividends.............................    (6,684,434)    (9,580,606)
CHANGE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.............................       928,285    142,049,151
                                             ------------   ------------
CHANGE IN NET ASSETS.......................    41,671,573    159,590,400
NET ASSETS:
  Beginning of period......................   235,013,699     75,423,299
                                             ------------   ------------
  End of period............................  $276,685,272   $235,013,699
                                             ------------   ------------
                                             ------------   ------------

 (a) Commencement of operations was November 4, 1998.

                       See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                                          OVERSEAS
                                              BOND         EQUITY     OPPORTUNITY
                                              FUND          FUND          FUND
                                              ----        --------    -----------
ASSETS:
  Investments, at value...................  $4,808,964   $8,344,272   $13,856,272
  Receivable for capital shares issued....          --           50           297
  Receivable from investment manager......      45,409       30,493        41,520
  Deferred organization costs.............       8,233        6,268         5,190
  Miscellaneous receivables and
    prepaids..............................      19,701       27,117            --
                                            ----------   ----------   -----------
Total Assets..............................   4,882,307    8,408,200    13,903,279
                                            ----------   ----------   -----------
LIABILITIES:
  Dividends payable.......................      20,717           --            --
  Payable for capital shares redeemed.....       1,067       52,462        20,357
  Accrued expenses and other payables:
    Administration fees...................         171          292           471
    Distribution fees.....................         306          115           504
    Shareholder services fees.............       1,020        1,735         2,692
    Accounting fees.......................       2,038        2,039         2,039
    Transfer agent fees...................      26,178       26,167        26,145
    Other payables........................          --           --        10,908
                                            ----------   ----------   -----------
TOTAL LIABILITIES.........................      51,497       82,810        63,116
                                            ----------   ----------   -----------
NET ASSETS................................  $4,830,810   $8,325,390   $13,840,163
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------

                                 -- continued  --

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 1999

                                                          OVERSEAS
                                               BOND        EQUITY     OPPORTUNITY
                                               FUND         FUND         FUND
                                            ----------   ----------   -----------
COMPOSITION OF NET ASSETS:
  Capital.................................  $5,187,054   $6,010,781   $11,762,898
  Accumulated net investment loss.........      (7,350)     (30,251)           --
  Accumulated net realized gains/(losses)
    from investments, futures and foreign
    currency transactions.................    (176,020)      98,510     1,213,208
  Unrealized appreciation/(depreciation)
    from investments, futures and foreign
    currencies............................    (172,874)   2,246,350       864,057
                                            ----------   ----------   -----------
NET ASSETS................................  $4,830,810   $8,325,390   $13,840,163
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------
NET ASSETS:
  Class A (Investor) Shares...............  $4,334,233   $8,137,741   $13,015,159
  Class B Shares..........................     345,041       89,658       535,602
  Class C Shares..........................     151,536       97,991       289,402
                                            ----------   ----------   -----------
Net Assets................................  $4,830,810   $8,325,390   $13,840,163
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------
SHARES OUTSTANDING (par value $0.001,
  unlimited number of shares authorized)--
  Class A (Investor) Shares...............     443,308      481,621       986,926
  Class B Shares..........................      35,274        5,372        41,020
  Class C Shares..........................      15,515        5,817        22,040
CLASS A SHARES (INVESTOR SHARES)
Net Asset Value, Offering Price and
  Redemption Price per share..............       $9.78       $16.90        $13.19
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------
Maximum offering price per share (Net
  asset value plus a sales charge of
  2.75%, 3.50% and 3.50% of each funds
  offering price, respectively)...........      $10.06       $17.51        $13.67
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------
CLASS B SHARES
Net Asset Value, Offering Price and
  Redemption Price per share*.............       $9.78       $16.69        $13.06
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------
CLASS C SHARES
Net Asset Value, Offering Price and
  Redemption Price per share*.............       $9.77       $16.85        $13.13
                                            ----------   ----------   -----------
                                            ----------   ----------   -----------

* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                          OVERSEAS
                                               BOND        EQUITY     OPPORTUNITY
                                               FUND         FUND         FUND
                                             ---------   ----------   -----------
INVESTMENT INCOME/(LOSS):
  Investment income from portfolio.........  $ 363,309   $  127,288   $   49,632
  Tax reclaims.............................         --        4,156           --
  Foreign tax withholding from portfolio...         --      (17,341)          (8)
  Expenses from portfolio..................    (29,186)     (65,844)    (143,110)
                                             ---------   ----------   ----------
TOTAL INVESTMENT INCOME/(LOSS).............    334,123       48,259      (93,486)
                                             ---------   ----------   ----------
EXPENSES:
  Administration fees......................      2,463        3,417        6,405
  Shareholder service fees.................     14,276       16,466       30,641
  Distribution fees........................      1,942          184        2,875
  Accounting fees..........................     17,076       17,088       17,088
  Transfer agent fees......................     36,535       36,398       36,932
  Legal fees...............................      1,184          888        2,368
  Audit fees...............................      7,750        7,750        7,400
  Printing fees............................      4,295        5,557        9,427
  Registration fees........................     17,468       16,952       17,466
  Amortization of organization costs.......      3,828        3,917        2,893
  Other expenses...........................      5,639        4,032       21,229
                                             ---------   ----------   ----------
    Total expenses before voluntary fee
      reductions...........................    112,456      112,649      154,724
    Voluntary fee reductions...............    (82,181)     (42,632)     (54,437)
                                             ---------   ----------   ----------
    Net expenses...........................     30,275       70,017      100,287
                                             ---------   ----------   ----------
NET INVESTMENT INCOME/(LOSS)...............    303,848      (21,758)    (193,773)
                                             ---------   ----------   ----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM
  INVESTMENTS:
  Net realized gains/(losses) from
    investments, futures and foreign
    currency transactions..................   (176,984)     223,700    1,513,003
  Change in unrealized
    appreciation/(depreciation) from
    investments, futures and foreign
    currencies.............................    (97,937)   2,283,371    1,552,817
                                             ---------   ----------   ----------
  Net realized/unrealized gains/(losses)
    from investments, futures and foreign
    currency transactions..................   (274,921)   2,507,071    3,065,820
                                             ---------   ----------   ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................  $  28,927   $2,485,313   $2,872,047
                                             ---------   ----------   ----------
                                             ---------   ----------   ----------

                       See notes to financial statements.

REPUBLIC BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEARS ENDED
                                                              OCTOBER 31,
                                                        -----------------------
                                                           1999         1998
                                                        ----------   ----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  303,848   $  250,585
  Net realized gains/(losses) from investments and
    futures transactions..............................    (176,984)     106,492
  Change in unrealized depreciation from investments
    and futures transactions..........................     (97,937)    (109,447)
                                                        ----------   ----------
Change in net assets resulting from operations........      28,927      247,630
                                                        ----------   ----------
DIVIDENDS TO SHAREHOLDERS:
  Net investment income:
    Class A (Investor) Shares.........................    (280,856)    (242,580)
    Class B Shares....................................     (18,835)      (8,005)
    Class C Shares (a)................................      (4,157)          --
  Net realized gains from investments and futures
    transactions:
    Class A (Investor) Shares.........................     (98,834)          --
    Class B Shares....................................      (7,515)          --
    Class C Shares (a)................................        (143)          --
  In excess of net realized gains from investments and
    futures transactions:
    Class A (Investor) Shares.........................     (10,993)          --
    Class B Shares....................................        (829)          --
                                                        ----------   ----------
  Change in net assets from shareholder dividends.....    (422,162)    (250,585)
                                                        ----------   ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS........................................      34,615    2,750,115
                                                        ----------   ----------
CHANGE IN NET ASSETS..................................    (358,620)   2,747,160
NET ASSETS:
  Beginning of period.................................   5,189,430    2,442,270
                                                        ----------   ----------
  End of period.......................................  $4,830,810   $5,189,430
                                                        ----------   ----------
                                                        ----------   ----------

(a) The Fund commenced offering Class B Shares on January 6, 1998.
(b) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEARS ENDED
                                                              OCTOBER 31,
                                                        -----------------------
                                                           1999         1998
                                                        ----------   ----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.................................  $  (21,758)  $   (4,639)
  Net realized gains/(losses) from investments and
    foreign currency transactions.....................     223,700     (116,085)
  Change in unrealized appreciation from investments
    and foreign currency transactions.................   2,283,371      111,571
                                                        ----------   ----------
Change in net assets resulting from operations........   2,485,313       (9,153)
                                                        ----------   ----------
DIVIDENDS TO SHAREHOLDERS:
  Net investment income:
    Class A (Investor) Shares.........................      (9,884)     (25,605)
  Net realized gains from investments and foreign
    currency transactions:
    Class A (Investor) Shares.........................          --      (23,270)
                                                        ----------   ----------
  Change in net assets from shareholder dividends.....      (9,884)     (48,875)
                                                        ----------   ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS........................................    (261,508)   2,509,845
                                                        ----------   ----------
CHANGE IN NET ASSETS..................................   2,213,921    2,451,817

NET ASSETS:
  Beginning of period.................................   6,111,469    3,659,652
                                                        ----------   ----------
  End of period.......................................  $8,325,390   $6,111,469
                                                        ----------   ----------
                                                        ----------   ----------

                       See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                         FOR THE YEARS ENDED
                                                             OCTOBER 31,
                                                      -------------------------
                                                         1999          1998
                                                      -----------   -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss...............................  $  (193,773)  $  (143,512)
  Net realized gains from investment transactions...    1,513,003       852,630
  Change in unrealized appreciation/(depreciation)
    from investments................................    1,552,817    (1,475,208)
                                                      -----------   -----------
Change in net assets resulting from operations......    2,872,047      (766,090)
                                                      -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
  In excess of net investment income:
    Class A (Investor) Shares.......................      (42,676)           --
    Class B Shares..................................       (1,322)           --
    Class C Shares (a)..............................         (131)           --
  Net realized gains from investment transactions:
    Class A (Investor) Shares.......................     (723,716)     (379,714)
    Class B Shares..................................      (22,200)           --
    Class C Shares (a)..............................       (1,482)           --
                                                      -----------   -----------
  Change in net assets from shareholder dividends...     (791,527)     (379,714)
                                                      -----------   -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS......................................   (1,726,997)    4,649,296
                                                      -----------   -----------
CHANGE IN NET ASSETS................................      353,523     3,503,492
NET ASSETS:
  Beginning of period...............................   13,486,640     9,983,148
                                                      -----------   -----------
  End of period.....................................  $13,840,163   $13,486,640
                                                      -----------   -----------
                                                      -----------   -----------

(a) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999

1.  ORGANIZATION:
         The Republic New York Tax-Free Bond Fund (the 'New York Tax-Free Bond Fund'), Republic Equity Fund (the 'Equity Fund'), Republic Bond Fund (the 'Bond Fund'), Republic Overseas Equity Fund (the 'Overseas Equity Fund') and Republic Opportunity Fund (the 'Opportunity Fund') (individually a 'Fund', collectively the 'Funds') are separate series of Republic Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company.

         The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular Federal, New York State and New York City personal income taxes.

         The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value.

         The Bond Fund, Overseas Equity Fund and Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') seek to achieve their investment objectives by investing all of their investable assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), respectively. The investments, at value, included in the accompanying statements of assets and liabilities reflects each Feeder Fund's proportionate beneficial interest in the net assets of their corresponding Portfolio. At October 31, 1999, the Feeder Funds held proportionate interests in the corresponding Portfolios of the following amounts:

    Bond Fund.........................................   2.4%
    Overseas Equity Fund..............................   2.9%
    Opportunity Fund..................................   5.8%

         The performance of each Feeder Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with each corresponding Feeder Fund's financial statements.

         The New York Tax Free Bond and Equity Funds are authorized to issue four classes of shares, Class A Shares, Class B Shares, Adviser (Class Y) Shares and beginning November 3, 1998 Class C Shares. Each class of shares in the two Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Bond Fund, Overseas Equity Fund and Opportunity Fund each are authorized to

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

   offer three classes of shares which have the same features as the Class A Shares, Class B Shares and Class C Shares of the New York Tax-Free Bond Fund and Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the New York Tax-Free Bond Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as determined by the Board of Trustees.

        The value of each security held by the Equity Fund is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. All debt portfolio securities with a remaining maturity greater than 60 days are valued at market value.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

        Security transactions in the New York Tax-Free Bond Fund and the Equity Fund are accounted for on the date the security is purchased or sold ('trade date'). Interest income is recognized on the accrual basis and includes, where

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

   applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

        The Bond Fund, Overseas Equity Fund and Opportunity Fund record their proportionate share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/depreciation represent the Feeder Fund's share of such elements allocated from the corresponding Portfolio.

   FUTURES CONTRACTS:
        The New York Tax-Free Bond Fund and Equity Fund may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made or received by the New York Tax-Free Bond Fund and Equity Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The New York Tax-Free Bond Fund and Equity Fund recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities of foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

   DIVIDENDS TO SHAREHOLDERS:
        The New York Tax-Free Bond Fund and the Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Opportunity Fund and annually in the case of the Overseas Equity Fund.

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

        The Funds' net realized capital gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

        As of October 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                ACCUMULATED       ACCUMULATED NET
                               NET INVESTMENT   REALIZED GAIN/(LOSS)
                               INCOME/(LOSS)       ON INVESTMENTS
                               -------------       --------------
   Bond Fund.................     $( 1,112)          $   1,112
   Overseas Fund.............      (27,723)             28,135
   Opportunity Fund..........      237,902            (237,902)

   EXPENSE ALLOCATION:

        Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. The expenses of the Funds are allocated to each class of shares in proportion to their respective net asset levels except to expenses allocable exclusively to a particular class.

   FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income of excise tax is required.

   ORGANIZATION EXPENSES:

        Costs incurred in connection with the organization and initial registration of the Trust, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations.

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

3. RELATED PARTY TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT:

        Republic National Bank of New York ('Republic' or the 'Investment Manager'), a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company, acts as Investment Manager to the New York Tax-Free Bond Fund. For its services as Investment Manager, Republic is entitled to receive a fee, computed daily and paid monthly, at an annual percentage rate of the New York Tax Free Bond Fund's average daily net assets. Republic New York Corporation has agreed to be acquired by HSBC Holdings plc.

        Republic also serves as Investment Manager to the Equity Fund. As Investment Manager, Republic provides general supervision over the investment management functions provided by the Sub-Advisers (as defined below). For its services as Investment Manager, Republic earns a fee, computed daily and paid monthly, at an annual percentage rate of the Equity Fund's average daily net assets.

   SUB-ADVISORY:

        Alliance Capital Management L.P. and Brinson Partners, Inc. (collectively, the 'Sub-Advisers') continuously manage the investment portfolio of the Equity Fund subject to the supervision of the Investment Manager, pursuant to separate Sub-Advisory Agreements with the Investment Manager. For their services, the Sub-Advisers were paid fees by the Equity Fund, computed daily and based on the Equity Fund's average daily net assets allocated to each of the Sub-Advisers for management, equal on an annual basis to 0.325% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $100 million, 0.20% of the net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million.

   ADMINISTRATION:

        BISYS Fund Services Limited Partnership ('BISYS') and BISYS Fund Services Ohio, Inc. ('BISYS Ohio') are wholly-owned subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Trust are affiliated, serves the Trust as Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Trust. Under the terms of the administration agreement, BISYS Ohio receives from the New York Tax-Free Bond Fund and Equity Fund a fee accrued daily and paid monthly at an annual rate of:

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

                                                              ADMINISTRATION
    BASED ON AVERAGE DAILY NET ASSETS                            FEE RATE
    ---------------------------------                            --------
    Up to $1 billion.....................................          0.10%
    In excess of $1 billion but not exceeding
      $2 billion.........................................          0.08%
    In excess of $2 billion..............................          0.07%

        For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, BISYS Ohio receives from each Fund a fee accrued daily and paid monthly equal on an annual basis to:

                                                            ADMINISTRATION
    BASED ON AVERAGE DAILY NET ASSETS                          FEE RATE
    ---------------------------------                          --------
    Up to $1 billion......................................       0.050%
    In excess of $1 billion but not exceeding
      $2 billion..........................................       0.040%
    In excess of $2 billion...............................       0.035%

        The fees paid by the Trust are allocated to each Fund based upon its pro rata share of their net assets.

        Prior to April 1, 1999, the fee breakpoints were determined on the basis of each Fund's average daily net assets. Effective April 1, 1999 the fee breakpoints are determined on the basis of the aggregate average daily net assets of all registered investment companies advised by the Investment Manager for which BISYS serves as Administrator.

   DISTRIBUTION PLAN:

        The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Sponsor for amounts representing actual expenses incurred by the Sponsor for marketing costs and services rendered in distributing the Funds' shares at a rate not to exceed 0.25% of the average daily net assets of Class A Shares and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. BISYS, as the Funds' distributor, recovered $ 28,700 in commissions from sales of the funds of which none was reallowed to affiliated brokers and dealers.

   SHAREHOLDER SERVICING EXPENSES:

        The Trust has entered into a Shareholder Servicing Agreement with its Shareholder Servicing Agent (which currently consists of Republic and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

   assets of Class B Shares and Class C Shares. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares.

        In addition, the Distributor retains a portion of the front-end sales charge. The following is a summary of dealer commissions paid to the Distributor and Republic Bank for Class A, Class B and Class C Shares:

                                                      REPUBLIC
                                        DISTRIBUTOR     BANK
                                        -----------     ----
   Equity Fund........................      $10        $3,580
   Bond Fund..........................       69            --

   OTHER:
        Effective April 17, 1999 BISYS Ohio replaced Investors Bank & Trust Company as fund accountant to the Funds and as Transfer Agent for Class A Shares and Adviser (Class Y) Shares. BISYS Ohio acted as transfer agent for all other classes of each Fund throughout the fiscal year. In addition, Republic serves as custodian for the Equity Fund and New York Tax-Free Bond Fund. For services to the Funds, BISYS Ohio and Republic receive an annual per fund fee computed daily and paid monthly.

   VOLUNTARY FEE REDUCTIONS:
        The Manager and BISYS have voluntarily agreed to waive a portion of their fees, and to the extent necessary, reimburse the Funds for certain expenses. For the year ended October 31, 1999, expenses of the Funds were voluntarily reduced by amounts as detailed below:

                                     INVESTMENT MANAGEMENT FEES
                                     --------------------------
                                 ANNUAL FEES AS
                                 A PERCENTAGE OF
                                  AVERAGE DAILY    FEES VOLUNTARILY   VOLUNTARILY
                                   NET ASSETS          REDUCED        REIMBURSED
                                   ----------          -------        ----------
     New York Tax-Free Bond
       Fund....................       0.250%           $77,672            $56
     Equity Fund...............       0.175%                --             --
     Bond Fund.................          --             82,181             --
     Overseas Fund.............          --             42,632             --
     Opportunity Fund..........          --             54,437             --

        There was no waiver of fees or reimbursement of expenses for the Equity Fund for the year ended October 31, 1999.

4. INVESTMENT TRANSACTIONS:
        Purchases of and proceeds from sales and maturities of investments, excluding short-term securities, for the Funds for the year ended October 31, 1999 totaled:

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

                                              PURCHASES        SALES
                                              ---------        -----
    New York Tax-Free Bond Fund............  $ 14,020,486   $ 15,982,866
    Equity Fund............................   194,164,060    185,979,335

5.  CONCENTRATION OF CREDIT RISK:
         The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

         The New York Tax-Free Bond Fund had the following concentrations by municipal funding source at October 31, 1999 (as a percentage of total investments):

    Airport.........................................    2.82%
    Development.....................................    4.48%
    Facilities......................................    9.26%
    General Obligation..............................   17.87%
    Higher Education................................   16.22%
    Investment Companies............................    0.73%
    Medical.........................................   11.45%
    Multifamily Housing.............................    7.76%
    Nursing Homes...................................    1.46%
    Pollution Control...............................    3.65%
    Power...........................................    3.81%
    Single Family Housing...........................    7.15%
    Transportation..................................   10.59%
    Utilities.......................................    2.75%
                                                      ------
                                                      100.00%
                                                      ------
                                                      ------

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

6. CAPITAL SHARE TRANSACTIONS:
       Transactions in capital and shares of beneficial interest by class for the Fund's for the year ended October 31, 1999:

                                                           NEW YORK TAX-FREE
                                                               BOND FUND                    EQUITY FUND
                                                       --------------------------   ---------------------------
                                                         FOR THE        FOR THE       FOR THE        FOR THE
                                                           YEAR          YEAR           YEAR           YEAR
                                                          ENDED          ENDED         ENDED          ENDED
                                                         OCT. 31,      OCT. 31,       OCT. 31,       OCT. 31,
                                                           1999          1998           1999           1998
                                                           ----          ----           ----           ----
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued.......................  $  7,798,622   $ 9,053,946   $  5,496,804   $ 25,237,948
   Dividends reinvested..............................       955,019       987,570        608,893        802,213
   Cost of shares redeemed...........................   (12,646,454)   (8,280,543)    (5,897,024)   (16,859,901)
                                                       ------------   -----------   ------------   ------------
   Class A capital transactions......................  $ (3,892,813)  $ 1,760,973   $    208,673   $  9,180,260
                                                       ------------   -----------   ------------   ------------
CLASS B SHARES:
   Proceeds from shares issued.......................  $     22,456   $   714,872   $    696,169   $  1,003,947
   Dividends reinvested..............................        22,028         5,467         22,102            288
   Cost of shares redeemed...........................       (50,000)     (105,064)       (84,128)       (68,027)
                                                       ------------   -----------   ------------   ------------
   Class B capital transactions......................  $     (5,516)  $   615,275   $    634,143   $    936,208
                                                       ------------   -----------   ------------   ------------
CLASS C SHARES:
   Proceeds from shares issued.......................  $    378,258   $        --   $  1,634,402   $         --
   Dividends reinvested..............................         5,024            --          2,182             --
   Cost of shares redeemed...........................      (108,371)           --        (27,532)            --
                                                       ------------   -----------   ------------   ------------
   Class C capital transactions......................  $    274,911   $        --   $  1,609,052   $         --
                                                       ------------   -----------   ------------   ------------
ADVISER (CLASS Y) SHARES:
   Proceeds from shares issued.......................  $    850,001   $ 1,135,320   $ 14,387,714   $180,741,731
   Dividends reinvested..............................       119,112       126,861      5,707,524      8,466,531
   Cost of shares redeemed...........................      (296,012)   (1,749,072)   (21,618,821)   (57,275,579)
                                                       ------------   -----------   ------------   ------------
   Adviser (Class Y) capital transactions............  $    673,101   $  (486,891)  $ (1,523,583)  $131,932,683
                                                       ------------   -----------   ------------   ------------
Change in net assets from capital transactions.......  $ (2,950,317)  $ 1,889,357   $    928,285   $142,049,151
                                                       ------------   -----------   ------------   ------------
                                                       ------------   -----------   ------------   ------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued............................................       719,171       840,385        283,248      1,624,241
   Reinvested........................................        89,403        91,604         34,417         54,888
   Redeemed..........................................    (1,183,310)     (767,305)      (302,849)    (1,113,199)
                                                       ------------   -----------   ------------   ------------
   Change in Class A Shares..........................      (374,736)      164,684         14,816        565,930
                                                       ------------   -----------   ------------   ------------
CLASS B SHARES:
   Issued............................................         2,086        66,033         36,475         60,642
   Reinvested........................................         2,066           505          1,264             17
   Redeemed..........................................        (4,744)       (9,931)        (4,317)        (4,133)
                                                       ------------   -----------   ------------   ------------
   Change in Class B Shares..........................          (592)       56,607         33,422         56,526
                                                       ------------   -----------   ------------   ------------
CLASS C SHARES:
   Issued............................................        35,104            --         83,258             --
   Reinvested........................................           476            --            113             --
   Redeemed..........................................       (10,290)           --         (1,383)            --
                                                       ------------   -----------   ------------   ------------
   Change in Class C Shares..........................        25,290            --         81,988             --
                                                       ------------   -----------   ------------   ------------
ADVISER (CLASS Y) SHARES:
   Issued............................................        81,145       105,274        740,789     11,008,053
   Reinvested........................................        11,145        11,779        321,224        579,552
   Redeemed..........................................       (27,424)     (162,716)    (1,145,548)    (3,374,186)
                                                       ------------   -----------   ------------   ------------
   Change in Adviser (Class Y) Shares................        64,866       (45,663)       (83,535)     8,213,419
                                                       ------------   -----------   ------------   ------------
Change in shares from capital share transactions.....      (285,172)      175,628         46,691      8,835,875
                                                       ------------   -----------   ------------   ------------
                                                       ------------   -----------   ------------   ------------

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

                                     BOND FUND             OVERSEAS EQUITY FUND           OPPORTUNITY FUND
                             -------------------------   -------------------------   --------------------------
                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                YEAR          YEAR          YEAR          YEAR          YEAR           YEAR
                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                              OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,       OCT. 31,
                                1999          1998          1999          1998          1999           1998
                                ----          ----          ----          ----          ----           ----
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares
     issued................  $   896,358   $ 7,724,815   $ 1,626,201   $ 8,741,117   $ 1,578,167   $ 15,752,214
   Dividends reinvested....      383,348       214,559         9,884        48,697       766,392        379,185
   Cost of shares
     redeemed..............   (1,408,465)   (5,554,605)   (2,010,092)   (6,327,900)   (4,459,217)   (11,862,429)
                             -----------   -----------   -----------   -----------   -----------   ------------
   Class A capital
     transactions..........  $  (128,759)  $ 2,384,769   $  (374,007)  $ 2,461,914   $(2,114,658)  $  4,268,970
                             -----------   -----------   -----------   -----------   -----------   ------------
CLASS B SHARES:
   Proceeds from shares
     issued................  $    33,260   $   358,446   $    31,518   $    55,562   $   196,257   $    386,074
   Dividends reinvested....       26,282         7,000            --            --        21,745             --
   Cost of shares
     redeemed..............      (52,075)         (100)       (4,256)       (7,631)      (96,495)        (5,748)
                             -----------   -----------   -----------   -----------   -----------   ------------
   Class B capital
     transactions..........  $     7,467   $   365,346   $    27,262   $    47,931   $   121,507   $    380,326
                             -----------   -----------   -----------   -----------   -----------   ------------
CLASS C SHARES:
   Proceeds from shares
     issued................  $   168,677   $        --   $    85,237   $        --   $   270,095   $         --
   Dividends reinvested....        3,536            --            --            --         1,613             --
   Cost of shares
     redeemed..............      (16,306)           --            --            --        (5,554)            --
                             -----------   -----------   -----------   -----------   -----------   ------------
   Class C capital
     transactions..........  $   155,907   $        --   $    85,237   $        --   $   266,154   $         --
                             -----------   -----------   -----------   -----------   -----------   ------------
ADVISER (CLASS Y) SHARES:
   Proceeds from shares
     issued................  $        --   $        --   $        --   $        --   $        --   $         --
   Dividends reinvested....           --            --            --            --            --             --
   Cost of shares
     redeemed..............           --            --            --            --            --             --
                             -----------   -----------   -----------   -----------   -----------   ------------
   Adviser capital
     transactions..........  $        --   $        --   $        --   $        --   $        --   $         --
                             -----------   -----------   -----------   -----------   -----------   ------------
Change in net assets from
 capital transactions......  $    34,615   $ 2,750,115   $  (261,508)  $ 2,509,845   $(1,726,997)  $  4,649,296
                             -----------   -----------   -----------   -----------   -----------   ------------
                             -----------   -----------   -----------   -----------   -----------   ------------

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

                                     BOND FUND             OVERSEAS EQUITY FUND           OPPORTUNITY FUND
                             -------------------------   -------------------------   --------------------------
                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                YEAR          YEAR          YEAR          YEAR          YEAR           YEAR
                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                              OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,       OCT. 31,
                                1999          1998          1999          1998          1999           1998
                                ----          ----          ----          ----          ----           ----
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued..................       87,644       729,278       104,324       773,666       132,922      1,328,366
   Reinvested..............       37,693        20,355           799         4,336        67,901         33,527
   Redeemed................     (141,248)     (523,028)     (144,937)     (572,805)     (373,048)    (1,009,731)
                             -----------   -----------   -----------   -----------   -----------   ------------
   Change in Class A
     Shares................      (15,911)      226,605       (39,814)      205,197      (172,225)       352,162
                             -----------   -----------   -----------   -----------   -----------   ------------
CLASS B SHARES:
   Issued..................        3,342        33,955         2,028         4,346        16,198         31,384
   Reinvested..............        2,582           664            --            --         1,934             --
   Redeemed................       (5,260)           (9)         (278)         (724)       (8,008)          (488)
                             -----------   -----------   -----------   -----------   -----------   ------------
   Change in Class B
     Shares................          664        34,610         1,750         3,622        10,124         30,896
                             -----------   -----------   -----------   -----------   -----------   ------------
CLASS C SHARES:
   Issued..................       16,745            --         5,817            --        22,386             --
   Reinvested..............          357            --            --            --           143             --
   Redeemed................       (1,587)           --            --            --          (489)            --
                             -----------   -----------   -----------   -----------   -----------   ------------
   Change in Class C
     Shares................       15,515            --         5,817            --        22,040             --
                             -----------   -----------   -----------   -----------   -----------   ------------
ADVISER (CLASS Y) SHARES:
   Issued..................           --            --            --            --            --             --
   Reinvested..............           --            --            --            --            --             --
   Redeemed................           --            --            --            --            --             --
                             -----------   -----------   -----------   -----------   -----------   ------------
   Change in Adviser
     Shares................           --            --            --            --            --             --
                             -----------   -----------   -----------   -----------   -----------   ------------
Change in shares from
 capital share
 transactions..............          268       261,215       (32,247)      208,819      (140,061)       383,058
                             -----------   -----------   -----------   -----------   -----------   ------------
                             -----------   -----------   -----------   -----------   -----------   ------------

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS  - OCTOBER 31, 1999
(CONTINUED)

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED):
        For the taxable year ended October 31, 1999, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                    QUALIFIED
                                                    DIVIDEND
                                                     INCOME
                                                     ------
   Equity Fund....................................   98.03%

        For federal income tax purposes, the following Funds have capital loss carryforwards as of October 31, 1999, which are available to offset future capital gains, if any:

                                            AMOUNT    EXPIRES
                                            ------    -------
   New York Tax-Free Bond Fund...........  $134,443    2007
   Bond Fund.............................   174,274    2007

        During the year ended October 31, 1999, the New York Tax-Free Bond Fund paid $1,337,443 tax-exempt income distributions.

        During the year ended October 31, 1999, the Funds declared long-term capital gain distributions in the following amounts:

                                             20% CAPITAL GAINS
                                             -----------------
   New York Tax-Free Bond Fund.............     $   45,980
   Equity Fund.............................      5,453,805
   Bond Fund...............................          6,190
   Overseas Fund...........................          8,316
   Opportunity Fund........................         65,062

        The Overseas Equity Fund will pass through foreign source income of $127,288 and foreign taxes paid of $13,185.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS  -  CLASS A SHARES

                                                                       FOR THE PERIOD
                                 FOR THE YEARS ENDED OCTOBER 31,        MAY 1, 1995
                               ------------------------------------    TO OCTOBER 31,
                                1999      1998      1997      1996        1995(e)
                               ------    ------    ------    ------    --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................   $10.93    $10.64    $10.30    $10.38        $10.00
                               ------    ------    ------    ------        ------
INVESTMENT ACTIVITIES:
  Net investment income.....     0.46      0.47      0.45      0.54          0.25
  Net realized and
    unrealized
    gains/(losses) from
    investment
    transactions............    (0.83)     0.33      0.36     (0.01)         0.38
                               ------    ------    ------    ------        ------
Total from investment
  activities................    (0.37)     0.80      0.81      0.53          0.63
                               ------    ------    ------    ------        ------
DIVIDENDS:
  Net investment income.....    (0.46)    (0.47)    (0.45)    (0.54)        (0.25)
  In excess of net
    investment income.......    (0.00)*      --        --        --            --
  Net realized gains from
    investment
    transactions............    (0.02)    (0.04)    (0.02)    (0.07)           --
                               ------    ------    ------    ------        ------
Total dividends.............    (0.48)    (0.51)    (0.47)    (0.61)        (0.25)
                               ------    ------    ------    ------        ------
NET ASSET VALUE, END OF
  PERIOD....................   $10.08    $10.93    $10.64    $10.30        $10.38
                               ------    ------    ------    ------        ------
                               ------    ------    ------    ------        ------
TOTAL RETURN (EXCLUDES SALES
  CHARGE)...................   (3.62%)    7.65%     8.22%     4.75%         6.39%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of
    period (000's)..........  $17,568   $23,153   $20,794    $6,353        $6,908
  Ratio of expenses to
    average net assets......    0.96%     0.95%     0.92%     0.58%         0.50%(b)
  Ratio of net investment
    income to average net
    assets..................    4.22%     4.28%     4.46%     4.78%         4.91%(b)
  Ratio of expenses to
    average net
    assets (a)..............    1.21%     1.20%     1.55%     2.21%         2.40%(b)
  Portfolio turnover (d)....   46.56%   100.35%   163.46%   178.11%       130.00%

  * Less than $0.01 per share.
(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS  -  CLASS B SHARES

                                                     FOR THE     FOR THE PERIOD
                                                   YEAR ENDED    JANUARY 6, 1998
                                                   OCTOBER 31,   TO OCTOBER 31,
                                                      1999           1998(e)
                                                   -----------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $10.92          $10.81
                                                     ------          ------
INVESTMENT ACTIVITIES:
  Net investment income..........................      0.38            0.37
  Net realized and unrealized gains/(losses) from
    investment transactions......................     (0.83)           0.11
                                                     ------          ------
Total from investment activities.................     (0.45)           0.48
                                                     ------          ------
DIVIDENDS:
  Net investment income..........................     (0.38)          (0.37)
  In excess of net investment income.............     (0.00)*            --
  Net realized gains from investment
    transactions.................................     (0.02)             --
                                                     ------          ------
Total dividends..................................     (0.40)          (0.37)
                                                     ------          ------
NET ASSET VALUE, END OF PERIOD...................    $10.07          $10.92
                                                     ------          ------
                                                     ------          ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)........    (4.30%)          4.50%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)............      $564            $618
  Ratio of expenses to average net assets........     1.71%           1.70%(b)
  Ratio of net investment income to average net
    assets.......................................     3.48%           3.53%(b)
  Ratio of expenses to average net assets (a)....     1.96%           1.95%(b)
  Portfolio turnover (d).........................    46.56%         100.35%

  * Less than $0.01 per share.
(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS  -  CLASS C SHARES

                                                                FOR THE PERIOD
                                                                  NOVEMBER 4,
                                                                     1998
                                                                TO OCTOBER 31,
                                                                    1999(e)
                                                                ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $10.90
                                                                    ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................          0.34
  Net realized and unrealized losses from investment
    transactions............................................         (0.77)
                                                                    ------
Total from investment activities............................         (0.43)
                                                                    ------
DIVIDENDS:
  Net investment income.....................................         (0.34)
  Net realized gains from investment transactions...........         (0.02)
                                                                    ------
Total dividends.............................................         (0.36)
                                                                    ------
NET ASSET VALUE, END OF PERIOD..............................        $10.11
                                                                    ------
                                                                    ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        (4.10%)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's).......................          $256
  Ratio of expenses to average net assets...................         1.70%(b)
  Ratio of net investment income to average net assets......         3.46%(b)
  Ratio of expenses to average net assets (a)...............         2.02%(b)
  Portfolio turnover (d)....................................        46.56%

  * Less than $0.01 per share.
(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS Y (ADVISER) SHARES

                                                                        FOR THE
                                                                         PERIOD
                                              FOR THE YEARS           JULY 1, 1996
                                            ENDED OCTOBER 31,          TO OCTOBER
                                        --------------------------        31,
                                         1999      1998      1997       1996(e)
                                        ------    ------    ------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................  $10.93    $10.64    $10.30       $10.18
                                        ------    ------    ------       ------
INVESTMENT ACTIVITIES:
  Net investment income...............    0.48      0.49      0.46         0.16
  Net realized and unrealized
    gains/(losses) from investment
    transactions......................   (0.84)     0.33      0.36         0.12
                                        ------    ------    ------       ------
Total from investment activities......   (0.36)     0.82      0.82         0.28
                                        ------    ------    ------       ------
DIVIDENDS:
  Net investment income...............   (0.48)    (0.49)    (0.46)       (0.16)
  In excess of net investment
    income............................   (0.00)*      --        --           --
  Net realized gains from investment
    transactions......................   (0.02)    (0.04)    (0.02)          --
                                        ------    ------    ------       ------
Total dividends.......................   (0.50)    (0.53)    (0.48)       (0.16)
                                        ------    ------    ------       ------
NET ASSET VALUE, END OF PERIOD........  $10.07    $10.93    $10.64       $10.30
                                        ------    ------    ------       ------
                                        ------    ------    ------       ------
TOTAL RETURN..........................  (3.45%)    7.87%     8.38%        3.52%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000's)...........................  $8,619    $8,641    $8,901       $8,233
  Ratio of expenses to average net
    assets............................   0.71%     0.70%     0.78%        0.60%(b)
  Ratio of net investment income to
    average
    net assets........................   4.49%     4.53%     4.66%        4.78%(b)
  Ratio of expenses to average net
    assets (a)........................   0.96%     0.95%     1.27%        2.26%(b)
  Portfolio turnover (d)..............  46.56%   100.35%   163.46%      178.11%

 *  Less than $0.01 per share.
(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A SHARES

                                                                               FOR THE PERIOD
                                           FOR THE YEARS ENDED OCTOBER 31,     AUGUST 1, 1995
                                          ---------------------------------    TO OCTOBER 31,
                                           1999     1998     1997     1996        1995(e)
                                          ------   ------   ------   ------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $16.95   $15.00   $11.93   $10.24        $10.00
                                          ------   ------   ------   ------        ------
INVESTMENT ACTIVITIES:
  Net investment income.................    0.05     0.05     0.07     0.19          0.04
  Net realized and unrealized gains from
    investment transactions.............    3.32     2.80     3.32     1.67          0.24
                                          ------   ------   ------   ------        ------
Total from investment activities........    3.37     2.85     3.39     1.86          0.28
                                          ------   ------   ------   ------        ------
DIVIDENDS:
  Net investment income.................   (0.04)   (0.05)   (0.10)   (0.17)        (0.04)
  Net realized gains from investment
    transactions........................   (0.39)   (0.85)   (0.22)      --            --
                                          ------   ------   ------   ------        ------
Total dividends.........................   (0.43)   (0.90)   (0.32)   (0.17)        (0.04)
                                          ------   ------   ------   ------        ------
NET ASSET VALUE, END OF PERIOD..........  $19.89   $16.95   $15.00   $11.93        $10.24
                                          ------   ------   ------   ------        ------
                                          ------   ------   ------   ------        ------
TOTAL RETURN (EXCLUDES SALES CHARGE)....  20.23%   19.98%   28.92%   18.30%         2.75%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)... $27,942  $23,559  $12,363   $3,918       $22,092
  Ratio of expenses to average net
    assets..............................   0.94%    1.03%    1.21%    1.28%         1.47%(b)
  Ratio of net investment income to
    average net assets..................   0.26%    0.30%    0.48%    1.83%         1.59%(b)
  Ratio of expenses to average net
    assets (a)..........................   0.94%    1.03%    1.28%    1.59%         2.44%(b)
  Portfolio turnover (d)................  70.85%  176.34%   99.02%   86.18%         2.00%(b)

(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES

                                                                FOR THE PERIOD
                                               FOR THE          JANUARY 6, 1998
                                              YEAR ENDED        TO OCTOBER 31,
                                           OCTOBER 31, 1999         1998(e)
                                           ----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD....        $16.92              $14.88
                                                ------              ------
INVESTMENT ACTIVITIES:
  Net investment loss...................         (0.08)              (0.01)
  Net realized and unrealized gains from
    investment transactions.............          3.30                2.07
                                                ------              ------
Total from investment activities........          3.22                2.06
                                                ------              ------
DIVIDENDS:
  Net investment income.................            --               (0.02)
  In excess of net investment income....         (0.01)                 --
  Net realized gains from investment
    transactions........................         (0.39)                 --
                                                ------              ------
Total dividends.........................         (0.40)              (0.02)
                                                ------              ------
NET ASSET VALUE, END OF PERIOD..........        $19.74              $16.92
                                                ------              ------
                                                ------              ------
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGE)...............................        19.32%              13.84%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)...        $1,775                $956
  Ratio of expenses to average net
    assets..............................         1.69%               1.78%(b)
  Ratio of net investment loss to
    average net assets..................        (0.50%)             (0.45%)(b)
  Ratio of expenses to average net
    assets (a)..........................         1.69%               1.78%(b)
  Portfolio turnover (d)................        70.85%             176.34%

(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                              FOR THE PERIOD
                                                             NOVEMBER 4, 1998
                                                              TO OCTOBER 31,
                                                                 1999(e)
                                                          ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................          $17.08
                                                                  ------
INVESTMENT ACTIVITIES:
  Net investment income.................................              --
  Net realized and unrealized gains from investment
    transactions........................................            3.19
                                                                  ------
Total from investment activities........................            3.19
                                                                  ------
DIVIDENDS:
  Net investment income.................................              --
  In excess of net investment income....................           (0.05)
  Net realized gains from investment transactions.......           (0.39)
                                                                  ------
Total dividends.........................................           (0.44)
                                                                  ------
NET ASSET VALUE, END OF PERIOD..........................          $19.83
                                                                  ------
                                                                  ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...............          19.05%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)...................          $1,626
  Ratio of expenses to average net assets...............           1.33%(b)
  Ratio of net investment loss to average net assets....          (0.16%)(b)
  Ratio of expenses to average net assets (a)...........           1.33%(b)
  Portfolio turnover (d)................................          70.85%

(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS Y (ADVISER) SHARES

                                                    FOR THE YEARS ENDED      FOR THE PERIOD
                                                        OCTOBER 31,           JULY 1, 1996
                                                 -------------------------   TO OCTOBER 31,
                                                  1999      1998     1997       1996(e)
                                                 ------    ------   ------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $16.95    $15.01   $11.93       $11.49
                                                 ------    ------   ------       ------
INVESTMENT ACTIVITIES:
  Net investment income......................      0.10      0.08     0.10         0.08
  Net realized and unrealized gains from
    investment transactions..................      3.32      2.79     3.33         0.42
                                                 ------    ------   ------       ------
Total from investment activities.............      3.42      2.87     3.43         0.50
                                                 ------    ------   ------       ------
DIVIDENDS:
  Net investment income......................     (0.09)    (0.08)   (0.13)       (0.06)
  Net realized gains from investment
    transactions.............................     (0.39)    (0.85)   (0.22)          --
                                                 ------    ------   ------       ------
Total dividends..............................     (0.48)    (0.93)   (0.35)       (0.06)
                                                 ------    ------   ------       ------
NET ASSET VALUE, END OF PERIOD...............    $19.89    $16.95   $15.01       $11.93
                                                 ------    ------   ------       ------
                                                 ------    ------   ------       ------
TOTAL RETURN.................................    20.59%    20.16%   29.28%        4.72%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)........  $245,342  $210,498  $63,060      $33,155
  Ratio of expenses to average net assets....     0.69%     0.78%    0.96%        0.66%(b)
  Ratio of net investment income to average
    net assets...............................     0.51%     0.55%    0.77%        1.93%(b)
  Ratio of expenses to average net
    assets (a)...............................     0.69%     0.78%    1.03%        0.97%(b)
  Portfolio turnover (d).....................    70.85%   176.34%   99.02%       86.18%

(a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC BOND FUND
FINANCIAL HIGHLIGHTS  -  CLASS A (INVESTOR) SHARES

                                    FOR THE YEARS ENDED          FOR THE PERIOD
                                        OCTOBER 31,             AUGUST 26, 1996
                                  ------------------------       TO OCTOBER 31,
                                   1999     1998     1997           1996(d)
                                  ------   ------   ------   ----------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................  $10.51   $10.50   $10.26           $10.00
                                  ------   ------   ------           ------
INVESTMENT ACTIVITIES:
  Net investment income.........    0.57     0.59     0.57             0.10
  Net realized and unrealized
    gains/(losses) from
    investments and futures
    transactions................   (0.49)    0.01     0.30             0.26
                                  ------   ------   ------           ------
Total from investment
  activities....................    0.08     0.60     0.87             0.36
                                  ------   ------   ------           ------
DIVIDENDS:
  Net investment income.........   (0.57)   (0.59)   (0.57)              --
  Net realized gains from
    investments and futures
    transactions................   (0.22)      --    (0.06)           (0.10)
  In excess of net realized
    gains
    from investments and futures
    transactions................   (0.02)      --       --               --
                                  ------   ------   ------           ------
Total dividends.................   (0.81)   (0.59)   (0.63)           (0.10)
                                  ------   ------   ------           ------
NET ASSET VALUE, END OF
  PERIOD........................  $ 9.78   $10.51   $10.50           $10.26
                                  ------   ------   ------           ------
                                  ------   ------   ------           ------
Total return (excludes sales
  charge).......................   0.68%    5.83%    8.71%            3.61%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000's).....................  $4,331   $4,826   $2,439              $21
  Ratio of expenses to average
    net assets..................   1.07%    1.10%    1.10%            1.04%(b)
  Ratio of net investment income
    to average net assets.......   5.84%    5.51%    5.40%            5.23%(b)
  Ratio of expenses to average
    net assets (a)..............   2.62%    1.61%    5.24%          280.50%(b)
  Portfolio turnover (e)........ 433.26%  126.40%  349.00%          152.00%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC BOND FUND
FINANCIAL HIGHLIGHTS  -  CLASS B SHARES

                                                    FOR THE       FOR THE PERIOD
                                                  YEAR ENDED     JANUARY 6, 1998
                                                  OCTOBER 31,     TO OCTOBER 31,
                                                     1999            1998(e)
                                                  -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........     $10.51            $10.63
                                                    ------            ------
INVESTMENT ACTIVITIES:
  Net investment income........................       0.49              0.41
  Net realized and unrealized losses from
    investments and futures transactions.......      (0.49)            (0.12)
                                                    ------            ------
Total from investment activities...............       0.00              0.29
                                                    ------            ------
DIVIDENDS:
  Net investment income........................      (0.49)            (0.41)
  Net realized gains from investments and
    futures transactions.......................      (0.22)               --
  In excess of net realized gains from
    investments and futures transactions.......      (0.02)               --
                                                    ------            ------
Total dividends................................      (0.73)            (0.41)
                                                    ------            ------
NET ASSET VALUE, END OF PERIOD.................      $9.78            $10.51
                                                    ------            ------
                                                    ------            ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)......     (0.01%)            2.84%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)..........       $345              $364
  Ratio of expenses to average net assets......      1.79%             1.85%(b)
  Ratio of net investment income to average net
    assets.....................................      5.13%             4.76%(b)
  Ratio of expenses to average net assets
    (a)........................................      3.37%             2.36%(b)
  Portfolio turnover (e).......................    433.26%           126.40%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC BOND FUND
FINANCIAL HIGHLIGHTS  -  CLASS C SHARES

                                                               FOR THE PERIOD
                                                              NOVEMBER 4, 1998
                                                               TO OCTOBER 31,
                                                                  1999(d)
                                                              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $10.46
                                                                   ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................         0.47
  Net realized and unrealized losses from investments and
    futures transactions....................................        (0.45)
                                                                   ------
Total from investment activities............................         0.02
                                                                   ------
DIVIDENDS:
  Net investment income.....................................        (0.47)
  Net realized gains from investments and futures
    transactions............................................        (0.24)
                                                                   ------
Total dividends.............................................        (0.71)
                                                                   ------
NET ASSET VALUE, END OF PERIOD..............................        $9.77
                                                                   ------
                                                                   ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        0.11%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's).......................         $152
  Ratio of expenses to average net assets...................        1.95%(b)
  Ratio of net investment income to average net assets......        4.96%(b)
  Ratio of expenses to average net assets (a)...............        3.50%(b)
  Portfolio turnover (e)....................................      433.26%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS  -  CLASS A (INVESTOR) SHARES

                                FOR THE YEARS ENDED          FOR THE PERIOD
                                    OCTOBER 31,             AUGUST 26, 1996
                              ------------------------       TO OCTOBER 31,
                               1999     1998     1997           1996(d)
                              ------   ------   ------   ----------------------
NET ASSET VALUE, BEGINNING
OF PERIOD.................   $11.64    $11.57    $10.15           $10.00
                             ------    ------    ------           ------
INVESTMENT ACTIVITIES:
  Net investment loss.....    (0.04)    (0.01)    (0.00)*             --
  Net realized and
    unrealized gains from
    investments and
    foreign currency
    transactions..........     5.32      0.23      1.43             0.15
                             ------    ------    ------           ------
Total from investment
  activities..............     5.28      0.22      1.43             0.15
                             ------    ------    ------           ------
DIVIDENDS:
  Net investment income...    (0.02)    (0.08)    (0.01)              --
  Net realized gains from
    investments and
    foreign currency
    transactions..........       --     (0.07)    (0.00)*             --
                             ------    ------    ------           ------
Total dividends...........    (0.02)    (0.15)    (0.01)              --
                             ------    ------    ------           ------
NET ASSET VALUE, END OF
  PERIOD..................   $16.90    $11.64    $11.57           $10.15
                             ------    ------    ------           ------
                             ------    ------    ------           ------
TOTAL RETURN (EXCLUDES
  SALES CHARGE)...........   45.41%     1.96%    14.08%            1.50%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of
    period (000's)........   $8,138    $6,070    $3,660             $142
  Ratio of expenses to
    average net assets....    1.86%     1.77%     1.71%            1.69%(b)
  Ratio of net investment
    income/(loss) to
    average net assets....   (0.30%)   (0.08%)   (0.16%)           0.05%(b)
  Ratio of expenses to
    average net
    assets (a)............    2.44%     1.86%     4.10%           33.34%(b)
  Portfolio turnover
    (e)...................   34.26%    40.47%    30.00%           23.30%

  * Less than $0.01 per share.
(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS  -  CLASS B SHARES

                                             FOR THE            FOR THE PERIOD
                                           YEAR ENDED         JANUARY 6, 1998
                                           OCTOBER 31,          TO OCTOBER 31,
                                              1999                 1998(d)
                                           -----------         ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..       $11.57                $11.45
                                             ------                ------
INVESTMENT ACTIVITIES:
  Net investment loss.................        (0.12)                (0.07)
  Net realized and unrealized gains
    from investments and foreign
    currency transactions.............         5.24                  0.19
                                             ------                ------
Total from investment activities......         5.12                  0.12
                                             ------                ------
NET ASSET VALUE, END OF PERIOD........       $16.69                $11.57
                                             ------                ------
                                             ------                ------
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGE).............................       44.25%                 1.05%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000's)...........................          $90                   $42
  Ratio of expenses to average net
    assets............................        2.59%                 2.52%(b)
  Ratio of net investment
    income/(loss) to average net
    assets (a)........................       (1.04%)               (0.83%)(b)
  Ratio of expenses to average net
    assets (a)........................        3.24%                 2.61%(b)
  Portfolio turnover (e)..............       34.26%                40.47%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS  -  CLASS C SHARES

                                                              FOR THE PERIOD
                                                             NOVEMBER 4, 1998
                                                          TO OCTOBER 31, 1999(d)
                                                          ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................          $11.88
                                                                 ------
INVESTMENT ACTIVITIES:
  Net investment loss..................................           (0.08)
  Net realized and unrealized gains from investments
    and foreign currency transactions..................            5.04
                                                                 ------
Total from investment activities.......................            4.96
                                                                 ------
NET ASSET VALUE, END OF PERIOD.........................          $16.84
                                                                 ------
                                                                 ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)..............          41.84%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)..................             $98
  Ratio of expenses to average net assets..............           2.57%(b)
  Ratio of net investment loss to average net assets...          (1.01%)(b)
  Ratio of expenses to average net assets (a)..........           3.15%(b)
  Portfolio turnover (e)...............................          34.26%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS  -  CLASS A (INVESTOR) SHARES

                                    FOR THE YEARS ENDED          FOR THE PERIOD
                                        OCTOBER 31,             SEPTEMBER 23, 1996
                                  ------------------------       TO OCTOBER 31,
                                   1999     1998     1997           1996(d)
                                  ------   ------   ------   ----------------------
NET ASSET VALUE, BEGINNING OF
PERIOD........................   $11.33   $12.37   $ 9.80           $10.00
                                 ------   ------   ------           ------
INVESTMENT ACTIVITIES:
  Net investment loss.........    (0.19)   (0.13)   (0.07)              --
  Net realized and unrealized
    gains/(losses) from
    investment transactions...     2.78    (0.46)    2.64            (0.20)
                                 ------   ------   ------           ------
Total from investment
  activities..................     2.59    (0.59)    2.57            (0.20)
                                 ------   ------   ------           ------
DIVIDENDS:
  In excess of net investment
    income....................    (0.04)      --       --               --
  Net realized gains from
    investment transactions...    (0.69)   (0.45)   (0.00)*             --
                                 ------   ------   ------           ------
Total dividends...............    (0.73)   (0.45)   (0.00)*             --
                                 ------   ------   ------           ------
NET ASSET VALUE, END OF
  PERIOD......................   $13.19   $11.33   $12.37            $9.80
                                 ------   ------   ------           ------
                                 ------   ------   ------           ------
TOTAL RETURN (EXCLUDES SALES
  CHARGE).....................   23.80%   (4.68%)  26.28%           (2.00%)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000's)...................  $13,015  $13,137   $9,983           $3,184
  Ratio of expenses to average
    net assets................    1.75%    1.63%    1.55%            1.22%(b)
  Ratio of net investment loss
    to average net assets.....   (1.38%)  (1.17%)  (1.05%)          (0.28%)(b)
  Ratio of expenses to average
    net assets (a)............    2.14%    1.64%    2.01%            2.90%(b)
  Portfolio turnover (e)......   77.74%  154.69%   92.18%           50.55%

  * Less than $0.01 per share.
(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS  -  CLASS B SHARES

                                             FOR THE            FOR THE PERIOD
                                           YEAR ENDED          JANUARY 6, 1998
                                           OCTOBER 31,          TO OCTOBER 31,
                                              1999                 1998(d)
                                           -----------         ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....       $11.31                $11.65
                                               ------                ------
INVESTMENT ACTIVITIES:
  Net investment loss...................        (0.23)                (0.09)
  Net realized and unrealized
    gains/(losses) from investment
    transactions........................         2.71                 (0.25)
                                               ------                ------
Total from investment activities........         2.48                 (0.34)
                                               ------                ------
DIVIDENDS:
  In excess of net investment income....        (0.04)                   --
  Net realized gains from investment
    transactions........................        (0.69)                   --
                                               ------                ------
Total dividends.........................        (0.73)                   --
                                               ------                ------
NET ASSET VALUE, END OF PERIOD..........       $13.06                $11.31
                                               ------                ------
                                               ------                ------
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGE)...............................       22.93%                (2.92%)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)...         $536                  $349
  Ratio of expenses to average net
    assets..............................        2.48%                 2.38%(b)
  Ratio of net investment loss to
    average net assets..................       (2.12%)               (1.92%)(b)
  Ratio of expenses to average net
    assets (a)..........................        2.92%                 2.39%(b)
  Portfolio turnover (e)................       77.74%               154.69%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS  -  CLASS C SHARES

                                                             FOR THE PERIOD
                                                            NOVEMBER 4, 1998
                                                         TO OCTOBER 31, 1999(d)
                                                         ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................          $11.55
                                                                 ------
INVESTMENT ACTIVITIES:
  Net investment loss..................................           (0.10)
  Net realized and unrealized gains from investment
    transactions.......................................            2.41
                                                                 ------
Total from investment activities.......................            2.31
                                                                 ------
DIVIDENDS:
  In excess of net investment income...................           (0.04)
  Net realized gains from investment transactions......           (0.69)
                                                                 ------
Total dividends........................................           (0.73)
                                                                 ------
NET ASSET VALUE, END OF PERIOD.........................          $13.13
                                                                 ------
                                                                 ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)..............          21.00%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's)..................            $289
  Ratio of expenses to average net assets..............           2.38%(b)
  Ratio of net investment loss to average net assets...          (2.02%)(b)
  Ratio of expenses to average net assets (a)..........           2.77%(b)
  Portfolio turnover (e)...............................          77.74%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Period from commencement of operations.
(e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Republic Funds:

     We have audited the accompanying statements of assets and liabilities of Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of Republic New York Tax-Free Bond Fund and Republic Equity Fund, as of October 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1995 were audited by other auditors whose reports thereon, dated December 8, 1995, expressed unqualified opinions on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by Republic New York Tax-Free Bond Fund and Republic Equity Fund as of October 31, 1999, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position the Funds as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 27, 1999

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              CORPORATE OBLIGATIONS (27.16%)
              AUTOMOTIVE (0.65%)
    700,000   Delphi Auto Systems Corp., 7.13%, 5/1/29...........  $    629,738
    730,000   Ford Motor Co., 6.63%, 10/1/28.....................       652,012
                                                                   ------------
                                                                      1,281,750
                                                                   ------------
              BANKING (1.08%)
    380,000   BankAmerica, 5.88%, 2/15/09........................       346,598
    870,000   BankAmerica Institutional, 8.07%, 12/31/26,
                Callable 12/31/06 @ 104.04 (d)...................       845,558
    585,000   Bayer Hypo-Vereinsbank Trust, 8.74%, 6/30/31,
                Callable 6/30/29 @ 100 (d).......................       580,536
    385,000   Chase Manhattan Corp., 6.00%, 2/15/09..............       355,136
                                                                   ------------
                                                                      2,127,828
                                                                   ------------
              COMPUTER SOFTWARE & SYSTEMS (0.64%)
    625,000   AST Research, Inc., 7.45%, 10/1/02 (d).............       606,605
     75,000   Hyundai Semiconductor, 8.25%, 5/15/04 (d)..........        61,893
    290,000   Hyundai Semiconductor, 8.63%, 5/15/07 (d)..........       221,354
    370,000   Sun Microsystems, 7.65%, 8/15/09...................       377,844
                                                                   ------------
                                                                      1,267,696
                                                                   ------------
              FINANCE (7.57%)
    650,000   Abbey National PLC, 7.95%, 10/26/29................       663,431
    675,000   Ahold Finance USA, Inc., 6.88%, 5/1/29.............       609,744
    365,000   Anthem Insurance, 9.00%, 4/1/27 (d)................       346,870
    155,000   Associates Corp., 6.95%, 11/1/18...................       147,050
    710,000   BT Institutional Capital Trust A, 8.09%, 12/1/26,
                Callable 12/1/06 @ 104.05 (d)....................       667,823
     75,000   DR Structured Finance, 1994-K2, 9.35%, 8/15/19.....        71,854
    365,000   EOP Operating LP, 6.76%, 6/15/07...................       341,582
    170,000   EOP Operating LP, 7.25%, 6/15/28...................       147,445
    325,000   EOP Operating LP, 7.50%, 4/19/29...................       290,357
    505,000   Equitable Cos., 6.50%, 4/1/08......................       480,115
    585,000   Equitable Life, 6.95%, 12/1/05 (d).................       574,514
    475,000   Farmers Insurance Exchange, 8.63%, 5/1/24 (d)......       485,475
    250,000   Florida Property & Casualty, 7.38%, 7/1/03 (d).....       250,935
    500,000   Florida Windstorm, 6.70%, 8/25/04 (d)..............       486,006
    615,000   Florida Windstorm, 7.13%, 2/25/19 (d)..............       575,277
     75,000   Great Western Finance, 8.21%, 2/1/27, Callable
                2/1/07 @ 104.10..................................        72,805
    630,000   Household Financial Corp., 5.88%, 2/1/09...........       567,523

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              CORPORATE OBLIGATIONS (CONTINUED)
              FINANCE  -  (CONTINUED)
    905,000   Hutchison Whampoa Ltd., 7.45%, 8/1/17 (d)..........  $    788,097
    115,000   Lehman Brothers Holdings, 8.50%, 8/1/15............       120,189
    625,000   Metropolitan Life Insurance Co., 7.45%, 11/1/23,
                Callable 11/1/03 @ 103.53 (d)....................       576,692
    300,000   Metropolitan Life Insurance Co., 7.80%, 11/1/25
                (d)..............................................       296,348
    550,000   Nationwide Mutual Life, 7.50%, 2/15/24, Callable
                2/15/04 @ 103.27 (d).............................       516,520
    500,000   New York Life, 7.50%, 12/15/23, Callable 12/15/03 @
                103.61 (d).......................................       460,689
    417,948   Oil Purchase Co., 7.10%, 4/30/02 (d)...............       394,317
    230,000   Oil Purchase Co., 10.73%, 1/31/04 (d)..............       225,242
    350,000   Paiton Energy Funding BV, 9.34%, 2/15/14 (d).......        63,000
    805,000   Petrozuata Finance, Inc., 8.22%, 4/1/17 (d)........       552,416
    475,000   PNC Institutional Capital Trust A, 7.95%, 12/15/26,
                Callable 12/15/06 @ 103.98 (d)...................       445,464
    215,000   Prime Property Funding II, 6.80%, 8/15/02 (d)......       212,503
    420,000   Prime Property Funding II, 7.00%, 8/15/04 (d)......       411,926
    930,000   Prudential Insurance Co., 8.30%, 7/1/25 (d)........       969,319
    262,780   Smart (CFS) 97 6 A1, 7.71%, 4/15/06 (f)............        65,695
    247,824   Smart Sec Multi Asset Rated, 7.45%, 3/16/06 (f)....        61,956
    440,000   Washington Mutual Capital, 8.38%, 6/1/27, Callable
                6/1/07 @ 104.096.................................       427,718
    378,590   World Financial, 6.91%, 9/1/13 (d).................       363,742
  1,240,000   World Financial, 6.95%, 9/1/13 (d).................     1,192,724
                                                                   ------------
                                                                     14,923,363
                                                                   ------------
              GOVERNMENTS (FOREIGN) (0.35%)
    675,000   Province Of Quebec, 7.50%, 9/15/29.................       680,553
                                                                   ------------
              HEALTH CARE (0.74%)
    215,000   Columbia HCA Healthcare, 9.00%, 12/15/14...........       206,767
    430,000   Columbia HCA Healthcare, 7.19%, 11/15/15...........       341,968
    290,000   Columbia HCA Healthcare, 7.69%, 6/15/25............       229,645
    325,000   Columbia HCA Healthcare, 7.58%, 9/15/25............       259,336
    425,000   Rhone-Poulenc Rorer, Inc., 8.62%, 1/5/21...........       420,691
                                                                   ------------
                                                                      1,458,407
                                                                   ------------
              HOTELS & LODGING (0.35%)
    605,000   HMH Properties, 7.88%, 8/1/05, Callable 8/1/02 @
                103.94...........................................       550,550
    150,000   Host Marriott LP, 8.38%, 2/15/06...................       138,375
                                                                   ------------
                                                                        688,925
                                                                   ------------

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              CORPORATE OBLIGATIONS (CONTINUED)
              INDUSTRIAL (4.27%)
    200,000   American Standard Co., 7.38%, 4/15/05..............  $    185,500
    500,000   Browning-Ferris, 7.40%, 9/15/35....................       384,185
    685,000   CSC Holdings, Inc., 7.88%, 12/15/07................       674,725
    595,000   Glencore Nickel Property Ltd., 9.00%, 12/1/14......       511,700
    515,000   Grupo Minero Mexico, 8.25%, 4/1/08.................       406,850
    485,000   International Game Technology, 8.38%, 5/15/09......       461,963
    175,000   Jet Equipment Trust, 10.00%, 6/15/12 (d)...........       195,351
    390,000   Midwest Energy Bond, 9.38%, 10/15/29 (d)...........       404,639
  1,025,000   Monsanto Co., 6.60%, 12/1/28 (d)...................       885,977
    245,000   Multicanal SA, 13.13%, 4/15/09.....................       232,750
    265,000   Multicanal SA, 10.50%, 4/15/18.....................       200,738
    700,000   News America Corp., 7.28%, 6/30/28.................       627,091
    130,000   News America Holdings, 8.88%, 4/26/23..............       138,059
    120,000   News America Holdings, 7.75%, 1/20/24..............       113,632
    965,000   Scotia Pacific Company LLC, 7.71%, 1/20/14.........       627,250
    500,000   Tenet Healthcare Corp., 7.63%, 6/1/08..............       465,000
    605,000   Time Warner, Inc., 7.57%, 2/1/24...................       599,652
    610,000   Time Warner, Inc., 6.63%, 5/15/29..................       537,190
    700,000   USA Waste, 7.00%, 7/15/28..........................       507,351
    320,000   Waste Management, Inc., 7.38%, 5/15/29 (d).........       239,453
                                                                   ------------
                                                                      8,399,056
                                                                   ------------
              OIL & GAS (1.20%)
  1,025,000   Conoco, Inc., 6.95%, 4/15/29.......................       954,945
    560,000   Enron Corp., 6.95%, 7/15/28........................       500,242
    265,000   Enron Corp., 6.95% 7/15/28.........................       236,722
    370,000   Oxymar, 7.50%, 2/15/16 (d).........................       270,903
    445,000   Tennessee Gas Pipeline, 7.00%, 10/15/28............       403,016
                                                                   ------------
                                                                      2,365,828
                                                                   ------------
              RETAIL (1.88%)
    745,000   Albertsons, Inc., 7.45%, 8/1/29....................       736,935
    820,000   Federated Department Stores, 6.90%, 4/1/29.........       726,213
    640,000   Fred Meyer, Inc., 7.38%, 3/1/05....................       640,323
    165,000   Fred Meyer, Inc., 7.45%, 3/1/08....................       163,643
    220,000   K-Mart Funding Corp., 8.80%, 7/1/10................       215,169
    220,000   Lowes Companies, 6.88%, 2/15/28....................       200,108

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              CORPORATE OBLIGATIONS (CONTINUED)
              RETAIL  - (CONTINUED)
    630,000   Lowes Companies, 6.50%, 3/15/29....................  $    543,619
    560,000   Saks, Inc., 7.38%, 2/15/19.........................       468,695
                                                                   ------------
                                                                      3,694,705
                                                                   ------------
              SPECIAL PURPOSE (1.84%)
    680,000   Farmers Exchange Capital, 7.05%, 7/15/28 (d).......       588,046
    390,000   First Chicago NBD Institutional, 7.95%, 12/1/26,
                Callable 12/1/06 @ 103.84 (d)....................       372,073
    575,000   First Union Capital, 8.04%, 12/1/26, Callable
                12/1/06 @ 104.02.................................       555,858
    775,000   FPL Group Capital, 7.63%, 9/15/06..................       788,460
    845,000   GS Escrow Corp., 7.13%, 8/1/05.....................       774,966
    540,000   PNC Funding Corp., 7.50%, 11/1/09..................       545,286
                                                                   ------------
                                                                      3,624,689
                                                                   ------------
              TELECOMMUNICATIONS (3.51%)
  1,030,000   AT&T Corp., 6.50%, 3/15/29.........................       906,400
    160,000   Comcast Cable Communications, 8.38%, 5/1/07........       168,241
    410,000   Comcast Cable Communications, 6.20%, 11/15/08......       377,564
     85,000   Cox Communications, 6.80%, 8/1/28..................        75,313
    615,000   GTE Corp., 6.94%, 4/15/28..........................       578,888
    630,000   Intermedia Communication, 0.00%, 7/15/07, Callable
                7/15/02 @ 105.625................................       436,275
    195,000   Intermedia Communication, 8.50%, 1/15/08, Callable
                1/15/03 @ 104.25.................................       172,088
     75,000   Intermedia Communication, 8.60%, 6/1/08, Callable
                6/1/03 @ 104.30..................................        66,375
    435,000   Lenfest Communications, 8.38%, 11/1/05.............       445,875
    660,000   Lenfest Communications, 7.63%, 2/15/08.............       653,400
    670,000   Nextel Communications, 0.00%, 9/15/07, Callable
                9/15/02 @ 105.325................................       504,175
    590,000   Orange PLC, 8.75%, 6/1/06 (d)......................       604,750
    585,000   Qwest Communications International, 0.00%, 2/1/08,
                Callable 2/1/03 @ 104.145........................       432,900
    300,000   Qwest Communications International, 7.50%,
                11/1/08..........................................       294,000
  1,265,000   WorldCom, Inc., 6.95%, 8/15/28.....................     1,187,065
                                                                   ------------
                                                                      6,903,309
                                                                   ------------
              TRANSPORTATION (1.06%)
    175,086   Continental Airlines, 7.46%, 4/1/15................       171,377
    684,937   Continental Airlines, 6.65%, 9/15/17...............       637,876

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              CORPORATE OBLIGATIONS (CONTINUED)
              TRANSPORTATION  - (CONTINUED)
    314,865   Continental Airlines, 6.55%, 2/2/19................  $    286,467
    190,000   Union Pacific Corp., 6.79%, 11/9/07................       183,159
    385,000   Union Pacific Corp., 6.63%, 2/1/08.................       365,648
    510,000   Union Pacific Corp., 6.63%, 2/1/29.................       439,256
                                                                   ------------
                                                                      2,083,783
                                                                   ------------
              UTILITIES (2.02%)
    665,000   CMS Energy Corp., 7.50%, 1/15/09...................       611,350
    300,000   Edison Mission Energy, 7.33%, 9/15/08 (d)..........       293,832
    280,000   Edison Mission Energy, 7.73%, 6/15/09 (d)..........       279,724
    310,000   El Paso Energy, 6.75%, 5/15/09.....................       294,555
    670,000   Empresa Nacional Electric, 7.75%, 7/15/08..........       627,907
    100,000   Empresa Nacional Electric, 7.33%, 2/1/37...........        90,686
    305,000   Israel Electric, 7.75%, 12/15/27 (d)...............       269,770
    151,513   Mobil Energy Services, 8.67%, 1/1/17 (e)...........        45,454
  1,115,000   RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14 (d)..     1,005,733
    460,000   Southern Energy, 7.90%, 7/15/09 (d)................       448,142
                                                                   ------------
                                                                      3,967,153
                                                                   ------------
              TOTAL CORPORATE OBLIGATIONS
                (COST $58,022,773)...............................    53,467,045
                                                                   ------------
              PREFERRED STOCKS (0.35%)
              INDUSTRIAL (0.35%)
        825   Home Ownership Funding Corp., 13.33% (d)...........       682,862
                                                                   ------------
              TOTAL PREFERRED STOCKS (COST $826,654).............       682,862
                                                                   ------------
              ASSET BACKED SECURITIES (20.10%)
    605,000   Arcadia Automobile Receivables Trust 97 C A4,
                6.38%, 1/15/03...................................       603,905
    664,099   Arcadia Automobile Receivables Trust 97 D, 6.20%,
                5/15/03..........................................       662,405
    675,000   Arcadia Automobile Receivables Trust 98 A A3,
                5.90%, 11/15/02..................................       672,793
    595,859   Banc One Home Equity Trust 99 1 A1, 6.06%,
                1/25/12..........................................       590,676
    341,288   BankBoston Home Equity Loan Trust 98 2 A1, 6.28%,
                11/25/10.........................................       339,697
    975,000   BMW 99 A A2, 6.16%, 12/25/01.......................       973,839
    851,593   Centex 99 2 A1, 5.91%, 4/25/19.....................       843,750
    754,308   Centex Home Equity 99 1 A1, 6.07%, 3/25/18.........       749,451
    305,424   Chevy Chase Auto Receivables Trust, 97 4 A, 6.25%,
                6/15/04, Callable 9/15/01 @ 100..................       303,522

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              ASSET BACKED SECURITIES (CONTINUED)
  1,150,000   Citibank Credit 98 7 A, 5.42%, 11/15/99 (c)........  $  1,149,598
    397,983   Comed Transitional Funding Trust 98 1 A1, 5.38%,
                3/25/02..........................................       397,012
    130,344   Contimortgage Home Equity Loan Trust 98 2 A2B,
                5.41%, 11/15/99 (c)..............................       130,276
    704,657   Contimortgage Home Equity Loan Trust 99 1 A1,
                6.01%, 12/25/13..................................       700,182
    146,794   Daimler-Benz AGT 97 A A, 6.05%, 3/31/05, Callable
                10/20/00 @ 100...................................       146,298
    571,718   Daimler-Benz Vehicle Trust 98 A A2, 5.23%,
                12/20/01.........................................       570,300
    295,655   EQCC Home Equity Loan Trust 98 2 A1F, 6.24%,
                4/15/08..........................................       294,889
    643,552   EQCC Home Equity Loan Trust 99 1 A1F, 5.77%,
                5/20/10..........................................       638,918
    865,555   EQCC Home Equity Loan Trust 99 2 A1F, 6.05%,
                1/25/10..........................................       860,232
  1,450,399   EQCC Home Equity Loan Trust 99 3 A1F, 6.55%,
                4/25/10..........................................     1,443,611
  1,000,000   First Security 99 2 A2, 5.49%, 4/15/02.............       996,650
    695,571   First Security Auto Grantor Trust 97 B A, 6.10%,
                4/15/03, Callable 9/15/00 @ 100..................       693,985
    407,142   First Security Auto Grantor Trust 98 A A, 5.97%,
                4/15/04, Callable 4/15/01 @ 100..................       404,699
    675,000   First USA Credit Card Master Trust 97 10 A, 5.50%,
                11/17/99 (c).....................................       674,771
    301,731   Ford Credit Auto Owner Trust 97 B A3, 6.05%,
                4/15/01..........................................       301,665
  1,975,000   Ford Credit Auto Owner Trust 99 B, 5.47%,
                9/15/01..........................................     1,964,691
  1,925,000   Ford Credit Auto Owner Trust 99 C A3, 5.77%,
                11/15/01.........................................     1,917,225
  1,950,000   Ford Credit Auto Owner Trust 99 D A3, 6.20%,
                4/15/02..........................................     1,947,629
    950,000   Green Tree Financial Corp. 99 1 A2, 5.43%,
                11/1/06..........................................       944,699
  1,020,335   Green Tree Financial Corp. 99 2 A1, 5.60%,
                12/1/30..........................................     1,012,856
  1,400,000   Green Tree Financial Corp. 99 3 A2, 5.51%,
                2/1/31...........................................     1,393,098
    788,229   Green Tree Home Equity Loan Trust 98 A A2, 6.04%,
                6/15/29..........................................       786,266
  1,337,824   Green Tree Home Equity Loan Trust 99 C A1, 5.99%,
                7/15/30..........................................     1,333,824
    427,424   Green Tree Home Improvement Loan Trust 98 E HIA 1,
                5.91%, 11/15/99 (c)..............................       426,475
    865,907   Harley-Davidson Eaglemark Motorcycle Trust 99 2 A1,
                5.84%, 10/15/03..................................       863,734
    342,670   Honda Auto Receivables Grantor Trust 97 A, 5.85%,
                2/15/03, Callable 6/15/00 @ 100..................       341,848
    402,003   Indymac HEL 98 A A1, 5.45%, 11/25/99 (c)...........       400,913
    139,038   Long Beach Acceptance Auto Grantor Trust 97 2 A,
                6.69%, 9/25/04 (d)...............................       138,524

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              ASSET BACKED SECURITIES (CONTINUED)
  1,450,000   MMCA Automobile Trust 99 2 A1, 6.30%, 6/15/02......  $  1,449,266
    975,000   Navistar Financial Corp. Owner Trust 99 A, 5.55%,
                2/15/02..........................................       970,096
    630,690   Nissan Auto Receivables Grantor Trust 97 A, 6.15%,
                2/15/03, Callable 7/15/00 @ 100..................       630,065
  1,138,644   Nissan Auto Receivables Grantor Trust 98 A A,
                5.45%, 4/15/04, Callable 7/15/01 @ 100...........     1,126,051
    711,282   Oakwood 99 B A1, 5.50%, 11/15/99 (c)...............       711,459
    839,087   Option One 99 2 A1, 5.88%, 5/25/29.................       833,518
  1,925,000   Premier Auto Trust 99 3 A2, 5.82%, 2/8/02..........     1,916,915
    386,678   Salomon Brothers Mortgage Securities VII 98 NC7 A1,
                6.06%, 1/25/29...................................       384,946
    334,721   Textron Financial Corp. Receivable 98 A A1, 5.82%,
                1/15/02 (d)......................................       333,412
    425,612   UCFC Home Equity Loan 97 D A2, 6.48%, 6/15/12......       424,701
    427,097   UCFC Home Equity Loan 98 C A1, 5.53%, 11/15/99
                (c)..............................................       427,051
    224,325   WFS Financial Owner Trust 97 C A3, 6.10%,
                3/20/02..........................................       224,177
    608,106   WFS Financial Owner Trust 97 D A3, 6.25%,
                3/20/02..........................................       608,148
    917,050   World Omni Automobile Lease Securitization 97 B A2,
                6.08%, 11/25/03..................................       916,830
                                                                   ------------
              TOTAL ASSET BACKED SECURITIES
                (COST $39,729,663)...............................    39,571,541
                                                                   ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (3.87%)
  4,247,276   American Southwest Financial Securities Corp. IO 93
                2 S1, 1.09%, 11/1/99 (c).........................       120,249
     89,439   American Southwest Financial Securities Corp. 93 2
                A1, 7.30%, 1/18/09...............................        88,491
    275,000   Asset Securitization Corp. 96 MDS A1C SEQ, 7.04%,
                11/13/26.........................................       272,300
    193,026   B A Mortgage Securities, Inc. 97 1 A2, 5.84%,
                11/25/99 (c).....................................       193,109
  2,673,931   DLJ Mortgage Acceptance Corp. 97 CF1 S, IO, 1.09%,
                11/1/99 (c) (d)..................................       116,038
    150,000   DR Structured Financial Trust, 93 K1 A2, 7.43%,
                8/15/18..........................................       128,026
    276,906   DR Structured Financial Trust, 94 K1 A1, 7.60%,
                8/15/07..........................................       264,278
    250,000   DR Structured Financial Trust, 94 K1 A2, 8.38%,
                8/15/15..........................................       232,085
    123,949   Fannie Mae 94 97 FC, 6.14%, 11/25/99 (c)...........       123,827
     64,868   Fannie Mae 96 14 PO, 0.00%, 12/25/23...............        42,060
    178,737   Fannie Mae 97 70 FA, 5.89%, 11/18/99 (c)...........       178,377
    658,654   Fannie Mae 98 22 FA, 5.81%, 11/18/99 (c)...........       654,434

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
        392   Fannie Mae INV IE 92 89 SQ, 3915.71%, 6/25/22......  $     30,591
      1,000   Fannie Mae INV IE 97 30 SP, 4178.19%, 4/25/22......        87,073
  1,757,589   Fannie Mae IO 270 2, 8.50%, 9/1/23.................       468,027
  1,712,292   Fannie Mae IO 291 2, 8.00%, 11/1/27................       483,036
  2,125,490   Fannie Mae IO 296 2, 8.00%, 4/1/24.................       615,729
    364,393   Freddie Mac 1710 D, 5.89%, 11/15/99(c).............       360,117
  5,825,143   Freddie Mac IO 1534 K, 1.96%, 11/15/99, Callable
                10/15/18 @ 100(c)................................       244,656
  1,448,438   Freddie Mac IO 186, 8.00%, 8/1/27..................       427,968
  1,667,436   Freddie Mac IO 85 PR, 8.00%, 7/15/27...............       477,054
  5,397,244   GMAC 96 C1 X2 IO, 1.26%, 11/1/99(c)................       319,857
  2,117,999   GMAC 97 C2 X IO, 1.85%, 11/1/99 (c)................       137,952
  4,953,583   Government National Mortgage Association IO 99 29
                SD, 2.75%, 3/16/26...............................       247,184
  5,420,519   Government National Mortgage Association IO 99 30
                S, 3.43%, 8/16/26................................       384,857
  5,145,697   Government National Mortgage Association IO 99 30
                SA, 2.80%, 8/1/29................................       291,246
  3,952,389   Government National Mortgage Association IO 99 32
                SB, 2.75%, 7/16/27...............................       205,129
  1,271,323   GS Mortgage Securities Corp. IO 97 GL X2, 1.07%,
                11/1/99 (c)......................................        50,187
    372,511   Moserv, Inc. 96 2 1A1, 6.23%, 11/25/99(c)..........       373,714
                                                                   ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
                $7,240,554)......................................     7,617,651
                                                                   ------------
              U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
                (85.63%)
              FEDERAL HOME LOAN MORTGAGE CORP. (32.80%)
  8,000,000   4.77%, 11/16/99....................................     7,982,968
 16,000,000   5.20%, 11/29/99....................................    15,936,415
     41,627   Pool #180881, 10.50%, 10/1/11......................        44,789
     33,751   Pool #308433, 10.50%, 11/1/18......................        36,510
     39,892   Pool #555201, 11.00%, 9/1/16.......................        44,427
    152,700   Pool #555283, 10.00%, 9/1/17.......................       163,619
    374,640   Pool #A00814, 10.00%, 11/1/20......................       406,389
    292,381   Pool #A01417, 10.00%, 3/1/21.......................       317,168
    128,408   Pool #A01521, 9.50%, 12/1/16.......................       137,879
    303,083   Pool #A01663, 10.00%, 11/1/16......................       328,809

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              U.S. GOVERNMENT AND GOVERNMENT AGENCY
              OBLIGATIONS (CONTINUED)
              FEDERAL HOME LOAN MORTGAGE CORP. - (CONTINUED)
    372,451   Pool #A01706, 10.00%, 6/1/17.......................  $    404,026
    361,995   Pool #D18976, 10.00%, 3/1/20.......................       392,229
 41,150,000   TBA November 1999, 6.00%, 11/1/29 (b)..............    38,385,213
                                                                   ------------
                                                                     64,580,441
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (34.51%)
  8,000,000   5.24%, 11/3/99.....................................     7,997,671
     43,517   Pool #124783, 10.50%, 12/1/16......................        47,193
     45,585   Pool #303157, 10.00%, 5/1/22.......................        49,124
    298,551   Pool #323073, 10.50%, 10/1/18......................       323,685
    641,083   Pool #323166, 9.50%, 8/1/22........................       686,671
    576,977   Pool #323559, 10.00%, 6/1/20.......................       621,582
  1,760,058   Pool #323692, 6.00%, 4/1/29........................     1,641,467
  7,144,566   Pool #323702, 6.00%, 4/1/29........................     6,660,299
 12,687,066   Pool #323715, 6.00%, 5/1/29 (b)....................    11,832,228
    773,973   Pool #418458, 10.00%, 11/1/18......................       834,057
    729,654   Pool #427683, 10.50%, 6/1/09.......................       789,563
     84,244   Pool #44176, 10.00%, 6/1/20........................        90,727
     22,451   Pool #82931, 10.00%, 10/1/19.......................        24,191
     48,180   Pool #83435, 10.00%, 11/1/19.......................        51,905
      6,831   Pool #83880, 10.00%, 11/1/19.......................         7,359
      8,600   Pool #84964, 10.00%, 11/1/19.......................         9,266
      6,649   Pool #87291, 10.00%, 1/1/20........................         7,161
 38,900,000   TBA November 1999, 6.00%, 11/1/29 (b)..............    36,249,938
                                                                   ------------
                                                                     67,924,087
                                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (18.32%)
     26,816   Pool #120587, 13.50%, 11/15/14.....................        31,356
     33,454   Pool #136224, 10.00%, 11/15/15.....................        36,560
     20,298   Pool #150312, 11.50%, 2/15/16......................        23,031
     18,419   Pool #163997, 10.50%, 8/15/16......................        20,477
     25,070   Pool #164353, 10.50%, 6/15/16......................        27,871
     74,750   Pool #164356, 10.50%, 6/15/16......................        83,101
     43,843   Pool #199010, 10.00%, 1/15/17......................        47,879
     24,258   Pool #227192, 10.00%, 6/15/19......................        26,481
     22,947   Pool #253821, 10.00%, 10/15/18.....................        25,052
     19,142   Pool #257153, 10.00%, 11/15/18.....................        20,898
      8,761   Pool #258345, 10.00%, 6/15/19......................         9,563
     20,251   Pool #265085, 10.00%, 4/15/19......................        22,106

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              U.S. GOVERNMENT AND GOVERNMENT AGENCY
              OBLIGATIONS (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                (CONTINUED)
     23,959   Pool #266007, 10.00%, 9/15/19......................  $     26,154
     20,910   Pool #271874, 10.00%, 4/15/19......................        22,825
     74,295   Pool #278742, 10.50%, 9/15/19......................        82,651
    115,066   Pool #282210, 10.50%, 11/15/19.....................       128,007
     31,406   Pool #301274, 10.00%, 1/15/21......................        34,265
     55,807   Pool #38500, 11.00%, 1/15/10.......................        62,035
     26,519   Pool #38712, 11.00%, 3/15/10.......................        29,478
     27,482   Pool #39798, 11.00%, 6/15/10.......................        30,549
     36,020   Pool #41650, 11.00%, 8/15/10.......................        40,039
     51,519   Pool #41840, 11.00%, 8/15/10.......................        57,268
     37,532   Pool #42490, 11.00%, 7/15/10.......................        41,720
     25,121   Pool #43699, 11.00%, 9/15/10.......................        27,924
     28,011   Pool #44103, 11.00%, 9/15/10.......................        31,137
    727,871   Pool #780047, 9.00%, 12/15/17......................       770,073
    295,780   Pool #780066, 10.50%, 12/15/20.....................       328,949
     98,050   Pool #780081, 10.00%, 2/15/25......................       106,913
     94,695   Pool #780127, 10.50%, 4/15/25......................       104,496
    177,067   Pool #780164, 10.00%, 12/15/17.....................       193,365
    499,537   Pool #780203, 9.50%, 12/15/17......................       536,017
    364,580   Pool #780311, 9.50%, 12/15/21......................       391,169
    660,132   Pool #780377, 9.00%, 12/15/19......................       697,586
    178,139   Pool #780378, 11.00%, 1/15/19......................       199,821
    191,871   Pool #780384, 11.00%, 2/15/17......................       215,426
    286,981   Pool #780472, 10.00%, 3/15/25......................       312,922
     69,158   Pool #780517, 10.50%, 1/15/18......................        76,966
    475,127   Pool #780614, 11.00%, 3/15/18......................       533,213
    489,440   Pool #780784, 10.00%, 8/15/21......................       533,992
  1,339,587   Pool #780804, 10.00%, 12/15/20.....................     1,461,827
    884,549   Pool #780826, 9.50%, 5/15/18.......................       948,126
    583,021   Pool #780904, 9.50%, 7/15/18.......................       625,552
    685,008   Pool #780991, 9.00%, 11/15/24......................       722,047
    284,756   Pool #80094, 6.63%, 7/20/27........................       286,128
    806,664   Pool #80106, 6.63%, 8/20/27........................       810,550
    529,352   Pool #80114, 6.63%, 9/20/27........................       531,902
    778,025   Pool #80123, 6.13%, 10/20/27.......................       779,072
    976,779   Pool #80137, 6.50%, 11/20/27.......................       978,093
    240,390   Pool #80145, 6.50%, 12/20/27.......................       240,714

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT      SECURITY DESCRIPTION                                 MARKET VALUE
 ---------    --------------------                                 ------------
              U.S. GOVERNMENT AND GOVERNMENT AGENCY
              OBLIGATIONS (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                (CONTINUED)
    236,684   Pool #80156, 6.50%, 1/20/28........................  $    237,140
    152,772   Pool #8599, 6.88%, 2/20/25.........................       154,267
    431,071   Pool #8613, 6.88%, 3/20/25.........................       435,289
    101,537   Pool #8619, 6.38%, 4/20/25.........................       102,531
    526,271   Pool #8621, 6.38%, 4/20/25.........................       531,421
    373,384   Pool #8623, 6.38%, 4/20/25.........................       377,038
    792,057   Pool #8624, 6.38%, 4/20/25.........................       799,808
    119,961   Pool #8628, 6.38%, 5/20/25.........................       121,135
    238,925   Pool #8631, 6.38%, 5/20/25.........................       241,263
    136,120   Pool #8634, 6.38%, 5/20/25.........................       137,453
    335,602   Pool #8643, 6.38%, 6/20/25.........................       338,886
    216,726   Pool #8646, 6.38%, 6/20/25.........................       218,846
    150,412   Pool #8663, 6.63%, 7/20/25.........................       152,068
    560,479   Pool #8686, 6.63%, 8/20/25.........................       566,651
 18,650,000   TBA November 1999, 7.00%, 11/15/29 (b).............    18,288,655
                                                                   ------------
                                                                     36,075,797
                                                                   ------------
              TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
                OBLIGATIONS (COST $169,302,122)..................   168,580,325
                                                                   ------------
              U.S. TREASURY OBLIGATIONS (8.88%)
  1,250,000   U.S. Treasury Bonds, 8.75%, 8/15/20................     1,566,016
  6,000,000   U.S. Treasury Notes, 7.50%, 2/15/05................     6,373,128
    578,976   U.S. Treasury Notes, Inflation Index, 3.63%,
                7/15/02..........................................       575,539
  5,657,697   U.S. Treasury Notes, Inflation Index, 3.38%,
                1/15/07..........................................     5,392,493
  7,800,000   U.S. Treasury Strips, 0.00%, 2/15/19...............     2,220,964
  5,250,000   U.S. Treasury Strips, 0.00%, 8/15/20...............     1,358,485
                                                                   ------------
              TOTAL U.S. TREASURY OBLIGATIONS
                (COST $18,040,290)...............................    17,486,625
                                                                   ------------
              YANKEE BONDS (1.06%)
    735,000   Mexico Series A, 6.25%, 12/31/19...................       551,250
    500,000   Mexico Series B, 6.25%, 12/31/19...................       375,000
    615,000   Republic of Argentina, 11.75%, 4/7/09..............       605,996
    740,000   Republic of Columbia, 8.70%, 2/15/16...............       558,700
                                                                   ------------
              TOTAL YANKEE BONDS (COST $2,192,011)...............     2,090,946
                                                                   ------------

                       See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

  SHARES      SECURITY DESCRIPTION                                 MARKET VALUE
  ------      --------------------                                 ------------
              SHORT-TERM INVESTMENTS (0.15%)
              MONEY MARKET FUND (0.15%)
    290,324   Dreyfus Cash Management Fund.......................  $    290,324
                                                                   ------------
              TOTAL SHORT-TERM INVESTMENTS
                (COST $290,324)..................................       290,324
                                                                   ------------
              TOTAL INVESTMENTS (COST $295,644,391) (A)
                 -- 147.20%.....................................    289,787,319
              LIABILITIES IN EXCESS OF OTHER ASSETS
                 -- (47.20)%.....................................   (92,915,856)
                                                                   ------------
              NET ASSETS  -- 100.00%.............................  $196,871,463
                                                                   ------------
                                                                   ------------

------------
Percentages indicated are based on net assets of $196,871,463.

IE  -- Ioette
IO  -- Interest Only
LLC -- Limited Liability Company
PLC -- Public Limited Company
PO  -- Principal Only
SA  -- Societe Anonyme (French Corp.)
TBA -- Pool number to be announced

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $71,543. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation.....................................  $ 1,547,553
      Unrealized depreciation.....................................   (7,476,168)
                                                                    -----------
      Net unrealized depreciation.................................  $(5,928,615)
                                                                    -----------
                                                                    -----------

(b) Security purchased on a delayed delivery basis.

(c) Represents a variable rate note. Interest rate disclosed represents current rate at October 31, 1999.

(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Non-income producing security.

(f) Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS
OCTOBER 31, 1999

                                                                      MARKET
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------                                    ------        ------
COMMON STOCKS (91.82%)
AUSTRALIA (3.10%)
Australia & New Zealand Bank Group, Ltd.............      225,821   $ 1,489,251
Broken Hill Proprietary.............................       86,597       894,356
Broken Hill Proprietary ADR.........................       83,800     1,770,274
Coles Myer, Ltd.....................................      309,109     1,536,425
Lend Lease Corp., Ltd...............................      105,318     1,210,923
News Corp., Ltd.....................................       26,933       194,627
News Corp., Ltd. ADR................................        8,275       245,147
Westpac Banking Corp., Ltd..........................      251,005     1,609,429
                                                                    -----------
                                                                      8,950,432
                                                                    -----------
CANADA (5.02%)
Bank of Nova Scotia.................................       75,000     1,713,237
Bombardier Class B..................................      169,000     2,981,542
Clarica Life Insurance Co. (b)......................       57,000       922,292
Manulife Financial Corp. (b)........................       24,000       288,803
National Bank of Canada.............................       52,100       634,027
Newbridge Networks Corp. ADR (b)....................       39,500       769,376
Newcourt Credit Group, Inc..........................        6,900       112,350
Nortel Networks Corp. ADR...........................       30,800     1,907,675
Suncor Energy, Inc..................................       20,400       777,750
Teleglobe, Inc......................................       41,100       972,384
Teleglobe, Inc. ADR.................................        2,300        54,481
Thomson Corp........................................      115,493     3,376,299
                                                                    -----------
                                                                     14,510,216
                                                                    -----------
FINLAND (4.52%)
Metra Oy B Shares...................................       61,000     1,154,054
Nokia Corp. ADR.....................................        8,000       924,500
Nokia Oyj Class A...................................       72,000     8,234,266
UPM-Kymmene.........................................       87,000     2,743,242
                                                                    -----------
                                                                     13,056,062
                                                                    -----------
FRANCE (5.68%)
Banque Nationale De Paris...........................       18,245     1,601,231
Bougues.............................................        4,084     1,420,814
Christian Dior SA...................................        3,700       661,889
Compagnie De Saint Gobain...........................       11,000     1,907,657
Groupe Danone.......................................        4,900     1,248,911
LVMH................................................        1,100       331,817
Peugeot SA..........................................       11,000     2,109,984
Sanofi Synthelabo SA (b)............................       60,320     2,659,604
Television Francaise................................       10,000     3,132,130

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------                                    ------        ------
COMMON STOCKS (CONTINUED)
FRANCE (CONTINUED)
Valeo...............................................       18,460   $ 1,325,183
                                                                    -----------
                                                                     16,399,220
                                                                    -----------
GERMANY (9.06%)
Bayerische Motoren Werke AG.........................       36,400     1,159,225
Daimler Chrysler AG.................................       11,000       855,555
Deutsche Telekom AG.................................       61,400     2,820,158
Epcos AG (b)........................................       10,500       430,184
Mannesmann AG.......................................       71,300    11,203,517
Metallgesellschaft AG...............................       83,300     1,729,162
Muenchener Rueckversicher AG........................        5,800     1,328,948
Siemens AG..........................................       56,500     5,068,455
Thyssen Krupp AG (b)................................       66,000     1,560,810
                                                                    -----------
                                                                     26,156,014
                                                                    -----------
HONG KONG (0.84%)
Hong Kong Electric Holdings.........................       26,325        80,471
Hong Kong Telecom, Ltd..............................      610,800     1,395,414
Hutchison Whampoa, Ltd..............................       96,000       963,767
                                                                    -----------
                                                                      2,439,652
                                                                    -----------
IRELAND (0.04%)
Eircom PLC (b)......................................       29,700       123,772
                                                                    -----------
ITALY (3.63%)
Alleanza Assicurazioni SpA Azione Nom...............          330         3,361
Assicurazioni Generali..............................       69,000     2,211,936
ENI SpA.............................................      363,000     2,121,314
Telecom Italia Mobile RNC...........................      988,000     3,426,845
Telecom Italia SpA..................................       58,611       505,762
Telecom Italia SpA RNC..............................      452,000     2,218,600
                                                                    -----------
                                                                     10,487,818
                                                                    -----------
JAPAN (26.39%)
Advantest Corp......................................       33,400     5,024,720
Aiful Corp..........................................        4,250       659,735
Asahi Breweries, Ltd................................       75,000     1,065,781
Fujitsu, Ltd........................................       37,000     1,113,261
Hirose Electronics Co., Ltd.........................       34,000     5,926,214
Hitachi, Ltd........................................      150,000     1,619,873
Honda Motor Co., Ltd................................       26,000     1,096,205
Kao Corp............................................       32,000       975,086

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------                                    ------        ------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Keyence Corp........................................       16,500   $ 4,419,076
Kyocera Corp........................................       19,600     1,878,113
Mitsubishi Heavy Industries, Ltd....................      275,000     1,077,759
Mitsubishi Motors Corp..............................       12,000        62,208
Mitsui Chemicals, Inc...............................      193,000     1,923,341
Murata Manufacturing Co., Ltd.......................       45,000     5,778,073
Nichiei Co., Ltd....................................       28,540     1,476,772
Nikon Corp..........................................      131,000     3,113,069
Nintendo Corp.......................................       15,800     2,505,652
Nippon Telegraph & Telephone Corp...................          113     1,732,464
Nissan Motors.......................................      239,000     1,431,343
Nomura Securities Co., Ltd..........................       95,000     1,566,644
NTT Mobile Communications Network, Inc..............          316     8,387,502
Rohm Company........................................       16,000     3,587,580
Sakura Bank, Ltd....................................       87,000       746,953
Sankyo Co., Ltd.....................................          500        14,230
Sony Corp...........................................       45,400     7,073,628
Sony Corp. ADR......................................        2,200       351,450
Sony Music Entertainment Corp.......................        3,300       429,733
Suzuki Motor Corp...................................       96,000     1,457,109
Takefuji Corp.......................................       11,200     1,448,830
Tokyo Electron, Ltd.................................       78,900     6,547,276
Toray Industries, Inc...............................      103,000       567,506
Yasuda F & M Insurance..............................      177,000     1,197,412
                                                                    -----------
                                                                     76,254,598
                                                                    -----------
MALAYSIA (0.07%)
Malaysian Airlines System Berhad....................      122,400       115,314
Rothmans Pall Mall..................................        9,000        62,763
Sime Darby Berhad...................................       18,655        22,288
                                                                    -----------
                                                                        200,365
                                                                    -----------
MEXICO (1.83%)
Panamerican Beverage Inc., Class A..................       55,000       883,438
Telefonos De Mexico ADR.............................       51,600     4,411,800
                                                                    -----------
                                                                      5,295,238
                                                                    -----------
NETHERLANDS (6.44%)
ABN AMRO Holding NV.................................       66,106     1,597,362
Aegon NV............................................       53,758     4,958,083
ASM Lithography Holding NV (b)......................       68,000     4,795,734

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------                                    ------        ------
COMMON STOCKS (CONTINUED)
NETHERLANDS (CONTINUED)
DSM NV..............................................       37,100   $ 1,403,783
Heineken NV.........................................       48,500     2,471,824
ING Groep NV........................................       14,000       825,201
STMicroelectronics NV...............................       10,000       877,627
STMicroelectronics NY Shares........................       18,500     1,681,188
                                                                    -----------
                                                                     18,610,802
                                                                    -----------
NORWAY (0.09%)
Orkla ASA A Shares..................................       18,800       262,423
                                                                    -----------
SINGAPORE (0.60%)
Singapore Press Holdings, Ltd.......................      100,370     1,719,240
                                                                    -----------
SOUTH AFRICA (0.81%)
De Beers Consolidated Mines, Ltd....................       46,000     1,244,875
Sasol, Ltd..........................................      159,700     1,099,311
                                                                    -----------
                                                                      2,344,186
                                                                    -----------
SOUTH KOREA (1.37%)
Pohang Iron & Steel Co..............................       35,000     1,168,125
Samsung Electronics, Ltd............................       33,520     2,782,160
                                                                    -----------
                                                                      3,950,285
                                                                    -----------
SPAIN (0.93%)
Telefonica SA.......................................      162,966     2,678,905
                                                                    -----------
SWEDEN (1.48%)
Forenings Sparbanken................................       78,900     1,254,628
Hennes & Mauritz AB B Shares........................       62,000     1,644,408
Telefonaktiebolaget LM Ericsson B Shares............       33,020     1,370,786
                                                                    -----------
                                                                      4,269,822
                                                                    -----------
SWITZERLAND (4.14%)
Compagnie Financiere Richemont AG...................          990     1,891,981
Holderbank Financiere Glaris, Ltd. Class B..........        1,630     2,007,900
Nestle..............................................          509       982,099
Novartis AG Registered..............................        1,727     2,584,148
Roche Holding AG....................................           72       864,717
Schweizerische Rueckversicherungs Reg...............          451       935,306
Swisscom AG.........................................        8,821     2,689,020
                                                                    -----------
                                                                     11,955,171
                                                                    -----------

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------                                    ------        ------
COMMON STOCKS (CONTINUED)
TAIWAN (3.18%)
Asustek Computer, Inc...............................      252,840   $ 3,565,044
Taiwan Semiconductor ADR (b)........................      162,310     5,619,984
                                                                    -----------
                                                                      9,185,028
                                                                    -----------
TURKEY (0.31%)
Turkive IS Bankasi..................................      451,080       891,334
                                                                    -----------
UNITED KINGDOM (12.19%)
AstraZeneca PLC.....................................       72,200     3,249,717
AstraZeneca PLC.....................................       93,551     4,218,654
AstraZeneca PLC ADR.................................        5,600       256,200
Barclays PLC........................................       37,300     1,142,709
BG PLC..............................................      202,000     1,119,513
BOC Group PLC.......................................      139,900     2,995,786
Cadbury Schweppes PLC...............................      164,400     1,070,964
Caradon PLC.........................................      400,000       945,159
Dixons Group PLC....................................       60,663     1,074,058
Enterprise Oil PLC..................................      133,200       944,214
GKN PLC.............................................       69,200     1,107,684
Invensys PLC........................................      630,900     3,100,559
Lloyds TSB Group PLC................................       86,400     1,192,319
National Westminster Bank PLC.......................       31,376       707,403
Orange PLC (b)......................................       84,100     2,089,318
Reuters Group PLC...................................      257,666     2,378,276
Reuters Group PLC ADR...............................          780        43,144
Royal & Sun Alliance Insurance Group PLC............      195,396     1,328,993
Shell Transport & Trading Co. PLC...................      158,000     1,209,459
Standard Chartered PLC..............................       88,000     1,229,561
Tate & Lyle PLC.....................................      240,000     1,569,358
TI Group PLC........................................      190,000     1,284,498
Tomkins PLC.........................................      280,000       940,729
                                                                    -----------
                                                                     35,198,275
                                                                    -----------
UNITED STATES (0.10%)
Korea Telecom Corp. ADR (b).........................        7,800       274,950
                                                                    -----------
TOTAL COMMON STOCKS (COST $173,650,272).............                265,213,808
                                                                    -----------

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                                      MARKET
SECURITY DESCRIPTION                                    SHARES         VALUE
--------------------                                    ------        ------
PREFERRED STOCKS (1.87%)
AUSTRALIA (0.25%)
News Corp., Ltd.....................................      104,927   $   709,895
                                                                    -----------

JAPAN (1.62%)
NEC Corp............................................      232,000     4,690,684
                                                                    -----------

TOTAL PREFERRED STOCKS (COST $3,534,197)............                  5,400,579
                                                                    -----------

RIGHTS & WARRANTS (0.03%)
FRANCE (0.01%)
Banque Nationale De Paris Warrants (b)..............        6,565        38,779
                                                                    -----------

NORWAY (0.02%)
Orkla ASA Rights....................................       22,400        42,118
                                                                    -----------

TOTAL RIGHTS & WARRANTS (COST $0)...................                     80,897
                                                                    -----------

SHORT-TERM INVESTMENTS (5.42%)
UNITED STATES (5.42%)
Investors Cash Reserve..............................   15,665,558    15,665,558
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
  (COST $15,665,558)................................                 15,665,558
                                                                    -----------

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                           MATURITY    PRINCIPAL        MARKET
SECURITY DESCRIPTION                RATE     DATE        AMOUNT         VALUE
--------------------                ----   --------    ---------        ------
CONVERTIBLE BONDS (0.76%)
JAPAN (0.76%)
Asahi Breweries, 12/26/03,
  Convertible Bond, Convertible to
  858.3691 Shares Until
  12/25/03........................  1.00%  12/26/03   $ 14,000,000   $    176,006
Sakura Finance, 0.75%, 10/1/01,
  Convertible Bond, Convertible to
  11,787.819 Shares Until
  9/30/01.........................   .80    10/1/01    120,000,000      2,007,952
                                                                     ------------
TOTAL CONVERTIBLE BONDS
  (COST $1,207,138)...............                                      2,183,958
                                                                     ------------
TOTAL INVESTMENTS  -- 99.9%
  (COST $194,057,165) (a).........                                    288,544,800
                                                                     ------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES  -- 0.1%............                                        284,706
                                                                     ------------
NET ASSETS  -- 100.0%.............                                   $288,829,506
                                                                     ------------
                                                                     ------------

------------------

Percentages indicated are based on net assets of $288,829,506.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,914,574. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation................  $99,441,587
          Unrealized depreciation................   (6,868,526)
                                                   -----------
          Net unrealized appreciation............  $92,573,061
                                                   -----------
                                                   -----------

(b) Represents non-income producing securities.

AB  -- Aktiebolag (Swedish Stock Co.)
ADR -- American Depositary Receipt
AG  -- Aktiengesellschaft (West German Stock Co.)
NV  -- Naamlozo Vonnotschaap (Dutch Corp.)
PLC -- Public Limited Company
SA  -- Societe Anonyme (French Corp.)
SpA -- Societa per Azioni (Italian Corp.)

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

At October 31, 1999, the Fund's open forward foreign currency contracts were as follows:

                                                                                                 UNREALIZED
                        DELIVERY    CONTRACT        CONTRACT       CONTRACT                    APPRECIATION/
CURRENCY                  DATE       PRICE           AMOUNT          VALUE      MARKET VALUE   (DEPRECIATION)
--------                --------    --------        --------       --------     ------------   --------------
LONG CONTRACTS
British Pound           11/3/99   $    .610109   $       39,415   $    64,604   $    64,687      $      83
British Pound           11/5/99        .607744          189,354       311,569       310,795           (774)
Euro                    11/1/99        .949758           62,088        65,373        65,258           (115)
Euro                    11/2/99        .951429           89,593        94,188        94,167            (21)
Euro                    11/4/99        .927120          209,589       226,064       220,423         (5,641)
Euro                    11/30/99       .947867           49,961        52,709        52,752             43
Euro                    12/7/99        .927765          599,052       645,693       632,905        (12,788)
Euro                    12/8/99        .959196          529,113       551,621       559,064          7,443
Euro                    12/20/99       .954927            6,191         6,483         6,548             65
Euro                    1/19/00        .966840        1,555,851     1,609,212     1,649,325         40,113
Euro                    1/20/00        .921535        3,414,822     3,705,579     3,620,222        (85,357)
Euro                    1/20/00        .918758        1,344,746     1,463,657     1,425,632        (38,025)
Euro                    1/28/00        .929458          559,419       601,877       593,383         (8,494)
Euro                    1/28/00        .929783          949,710     1,021,431     1,007,369        (14,062)
Euro                    3/23/00        .941550        1,048,666     1,113,766     1,116,288          2,522
Euro                    3/31/00        .934800        1,978,458     2,116,452     2,107,122         (9,330)
Swiss Franc             11/1/99         1.5216           49,911        32,802        32,756            (46)
Swiss Franc             11/1/99         1.5227          109,256        71,751        71,703            (48)
Japanese Yen            11/1/99     104.149991        5,312,816        51,011        50,908           (103)
                                                                  -----------   -----------      ---------
TOTAL LONG CONTRACTS                                              $13,805,842   $13,681,307      $(124,535)
                                                                  -----------   -----------      ---------
                                                                  -----------   -----------      ---------
SHORT CONTRACTS
Australian Dollar       1/19/00   $   1.512524   $    2,433,973   $ 1,609,212   $ 1,555,686      $  53,526
British Pound           11/2/99        .605162          340,212       562,184       558,255          3,929
British Pound           11/3/99        .607327           68,016       111,992       111,625            367
British Pound           11/3/99        .610564           41,198        67,475        67,613           (138)
British Pound           11/4/99        .615886          139,230       226,064       228,512         (2,448)
British Pound           1/28/00        .599831          612,686     1,021,431     1,007,708         13,723
Canadian Dollar         12/7/99       1.491846          963,275       645,693       655,316         (9,623)
Canadian Dollar         1/28/00       1.471054          885,393       601,877       603,326         (1,449)
Canadian Dollar         3/23/00       1.473149        1,640,743     1,113,766     1,118,740         (4,974)
Euro                    11/30/99       .947867          346,756       365,828       366,124           (296)
Korean Won              3/31/00    1206.113355    1,157,632,000       959,804       965,095         (5,291)
Taiwan Dollar           3/31/00      31.879868       36,873,760     1,156,647     1,161,743         (5,096)
Japanese Yen            11/1/99     104.149999       18,849,876       180,988       180,623            365
Japanese Yen            11/2/99     105.043997        2,737,206        26,058        26,228           (170)
Japanese Yen            11/4/99     104.279636        2,115,749        20,311        20,289             22
Japanese Yen            1/20/00     105.829105      392,158,130     3,705,579     3,814,637       (109,058)
Japanese Yen            1/20/99     105.533089      154,464,225     1,463,657     1,502,519        (38,862)
Japanese Yen            2/28/00     107.840000      193,788,480     1,797,000     1,896,688        (99,688)
                                                                  -----------   -----------      ---------
TOTAL SHORT CONTRACTS                                             $15,635,566   $15,840,727      $(205,161)
                                                                  -----------   -----------      ---------
                                                                  -----------   -----------      ---------

                       See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (96.0%)
ADVERTISING (0.5%)
Catalina Marketing Corp. (b).................      12,400   $  1,160,950
                                                            ------------
AIRLINES (0.4%)
Skywest, Inc.................................      33,600        833,700
                                                            ------------
COMMERCIAL SERVICES (10.5%)
Alternative Resources Corp. (b)..............      54,770        212,234
Boron Lepore & Associates, Inc. (b)..........      68,800        447,200
Bright Horizons Family Solutions, Inc. (b)...      29,800        437,688
Caremark Rx, Inc. (b)........................     808,700      3,942,412
Diamond Technology Partners, Inc. (b)........       1,800        116,325
Gartner Group, Inc. (b)......................      37,900        369,525
Gartner Group, Inc. Class B..................       2,050         19,219
Interim Services, Inc. (b)...................      88,124      1,448,538
International Telecommunication Data Systems,
  Inc. (b)...................................      98,100        974,869
Jupiter Communications, Inc. (b).............         225          7,734
Learning Tree International, Inc. (b)........     117,500      2,159,062
Luminant Worldwide Corp. (b).................      39,425      1,542,503
Meta Group, Inc. (b).........................      59,570        856,319
Modis Professional Services, Inc. (b)........     109,864      1,229,104
National Processing, Inc. (b)................      84,700        735,831
NOVA Corp. (b)...............................     208,040      5,409,039
Orthodontic Centers Of America (b)...........      72,000        990,000
Parexel International Corp. (b)..............     137,800      1,317,713
Professional Detailing, Inc. (b).............      19,500        487,500
Renaissance Worldwide, Inc. (b)..............     116,000        398,750
Sodexho Marriot Services, Inc. (b)...........      63,500      1,194,594
Superior Consultant Holdings (b).............      55,100        585,438
                                                            ------------
                                                              24,881,597
                                                            ------------
COMPUTER EQUIPMENT (4.3%)
APEX, Inc. (b)...............................      72,800      1,237,600
Black BOX Corp. (b)..........................      19,600        994,700
Computer Network Technology Corp. (b)........     108,900      1,749,206

                       See notes to financial statements.
                                       99

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (CONTINUED)
COMPUTER EQUIPMENT (CONTINUED)
Crossroads Systems, Inc. (b).................      21,775   $  1,548,747
MMC Networks, Inc. (b).......................      26,300        838,313
Paradyne Networks Corp. (b)..................      34,200      1,038,825
TriQuint Semiconductor, Inc. (b).............      35,500      2,840,000
                                                            ------------
                                                              10,247,391
                                                            ------------
COMPUTER SERVICES (12.9%)
Affiliated Computer Services, Inc. (b).......      75,805      2,880,590
Ceridian Corp. (b)...........................      69,500      1,524,656
CheckFree Holdings Corp. (b).................      60,900      2,276,138
Complete Business Solutions (b)..............      97,500      1,413,750
Computer Horizons Corp. (b)..................      34,200        380,475
Entrust Technologies, Inc. (b)...............      32,800        824,100
Mecon, Inc. (b)..............................      18,600        113,925
RSA Security, Inc. (b).......................     234,100      8,310,550
Sungard Data Systems, Inc. (b)...............     210,352      5,140,477
Synopsys, Inc. (b)...........................      29,518      1,839,340
Technology Solutions Co. (b).................     227,225      4,658,113
VeriSign, Inc. (b)...........................      11,400      1,407,900
                                                            ------------
                                                              30,770,014
                                                            ------------
COMPUTER SOFTWARE (22.4%)
Acxiom Corp. (b).............................      33,740        556,710
Aspen Technology, Inc. (b)...................     148,700      1,895,925
Cadence Design Systems, Inc. (b).............     136,166      2,068,021
Cambridge Technology Partners, Inc. (b)......      10,500        116,156
CBT Group PLC, ADR (b).......................     267,900      5,525,437
Clarify, Inc. (b)............................      39,200      3,028,200
CSG Systems International (b)................      49,400      1,695,038
Cysive, Inc. (b).............................       9,250        532,453
Data Return Corp. (b)........................         525          7,908
Dendrite International, Inc. (b).............      29,636        929,830
Digital Insight Corp. (b)....................      11,000        435,875

                       See notes to financial statements.
                                      100

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
DST Systems, Inc. (b)........................      31,158   $  1,984,375
Edify Corp. (b)..............................      47,200        610,650
Fiserv, Inc. (b).............................      17,762        568,384
Harbinger Corp. (b)..........................     173,350      2,762,766
Hcia, Inc. (b)...............................      71,800        758,388
Hyperion Solutions Corp. (b).................      95,300      2,322,938
IDX Systems Corp. (b)........................      77,600      1,416,200
IMRglobal Corp. (b)..........................     209,800      2,150,450
infoUSA, Inc. (b)............................     114,190        631,613
Inspire Insurance Solutions, Inc. (b)........      14,200         90,525
JDA Software Group, Inc. (b).................      65,000        585,000
Liberate Technologies (b)....................      28,825      1,963,703
Macromedia, Inc. (b).........................      16,900      1,088,994
Netopia, Inc. (b)............................      22,400      1,195,600
Network Solutions, Inc. (b)..................      29,600      3,507,599
Peerless Systems Corp. (b)...................      17,600        168,850
Probusiness Services, Inc. (b)...............      54,500      1,369,313
Proxicom, Inc. (b)...........................      12,200        936,350
Security First Technologies Corp. (b)........      25,700      1,032,819
Silver Stream Software, Inc. (b).............       6,825        355,753
Sportsline USA, Inc. (b).....................      83,900      3,015,156
Sterling Software, Inc. (b)..................      53,500      1,173,656
Transaction Systems Architects, Inc. Class A
  (b)........................................     100,535      3,091,451
Trintech Group PLC (b).......................       1,050         18,506
Vantive Corp. (b)............................     121,300      1,410,113
VerticalNet, Inc. (b)........................       9,100        509,600
Wind River Systems (b).......................      70,600      1,438,475
Xionics Document Technologies, Inc. (b)......      62,000        372,000
                                                            ------------
                                                              53,320,780
                                                            ------------
CONSUMER GOODS & SERVICES (0.4%)
Blyth Industries, Inc. (b)...................      34,775        871,548
                                                            ------------

                       See notes to financial statements.
                                      101

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (CONTINUED)
DISTRIBUTION (0.0%)
Valley Media, Inc. (b).......................       4,500   $     51,188
                                                            ------------
ELECTRICAL & ELECTRONICS (10.2%)
AFC Cable Systems, Inc. (b)..................      26,800      1,008,350
Analog Devices (b)...........................      35,540      1,888,063
Belden, Inc..................................      42,945        789,114
Burr-Brown Corp. (b).........................      64,543      2,537,346
Cable Design Technologies Corp. (b)..........      62,047      1,202,161
Credence Systems Corp. (b)...................      36,300      1,656,188
Dupont Photomasks, Inc. (b)..................      28,215      1,396,643
Etec Systems, Inc. (b).......................      75,900      2,898,430
Lattice Semiconductor Corp. (b)..............      67,100      2,373,662
Microchip Technology, Inc. (b)...............      18,182      1,211,376
MKS Instruments, Inc. (b)....................      33,200        697,200
Photronics, Inc. (b).........................      61,300      1,283,469
PMC-Sierra, Inc. (b).........................      18,600      1,753,050
Sawtek, Inc. (b).............................      33,000      1,353,000
Sipex Corp. (b)..............................      96,200      1,106,300
Varian, Inc..................................      56,700      1,070,213
                                                            ------------
                                                              24,224,565
                                                            ------------
FINANCIAL SERVICES (1.7%)
Federated Investors..........................      63,200      1,090,200
Student Loan Corp............................      27,000      1,319,625
Waddel & Reed Financial, Inc.................      64,600      1,550,400
                                                            ------------
                                                               3,960,225
                                                            ------------
FOOD & BEVERAGE PRODUCTS (1.4%)
Del Monte Foods Co. (b)......................     171,800      2,394,463
Tootsie Roll Industries, Inc.................      29,221        925,940
                                                            ------------
                                                               3,320,403
                                                            ------------

                       See notes to financial statements.
                                      102

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (CONTINUED)
HEALTH CARE (7.8%)
Cyberonics (b)...............................      60,700   $    853,594
Cytyc Corp. (b)..............................      76,400      3,036,899
Haemonetics Corp. (b)........................      49,400        923,163
Henry Schein, Inc. (b).......................      53,200        691,600
Hologic, Inc. (b)............................      18,000         63,000
Idexx Laboratories, Inc. (b).................     246,400      3,726,799
Impath, Inc. (b).............................      40,500        972,000
Lifepoint Hospital, Inc......................      69,800        824,513
MID Atlantic Medical Services, Inc. (b)......     110,800        602,475
Osteotech, Inc. (b)..........................      70,900        926,131
PSS World Medical, Inc. (b)..................      97,400        754,850
Quorum Health Group, Inc. (b)................      82,600        660,800
Steris Corp. (b).............................      43,400        577,763
Total Renal Care Holdings (b)................     344,892      2,522,023
V.I. Technologies, Inc. (b)..................      58,100        257,819
Ventana Medical Systems (b)..................      53,300      1,069,331
                                                            ------------
                                                              18,462,760
                                                            ------------
INDUSTRIAL (0.4%)
Dycom Industries, Inc. (b)...................      31,500      1,025,719
                                                            ------------
INTERNET RELATED (0.5%)
Akamai Technologies, Inc. (b)................         425         11,050
Ticketmaster Online-CitySearch, Inc. (b).....      47,300      1,064,250
                                                            ------------
                                                               1,075,300
                                                            ------------
MACHINERY & EQUIPMENT (0.4%)
Kulicke & Soffa Industries (b)...............      36,000      1,059,750
                                                            ------------
MEDIA (2.4%)
Emmis Broadcasting Corp. Class A (b).........       1,100         79,338
Hearst - Argyle Television, Inc. (b).........      14,000        284,375
Scholastic Corp. (b).........................      81,900      3,808,349
Spanish Broadcasting System, Inc. (b)........      11,100        295,538

                       See notes to financial statements.
                                      103

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
VDI MultiMedia (b)...........................      44,100   $    427,219
Young Broadcasting, Inc. Class A (b).........      17,900        830,112
                                                            ------------
                                                               5,724,931
                                                            ------------
OIL & GAS (3.8%)
Dril-Quip (b)................................      20,300        474,513
Global Industries Ltd. (b)...................     290,800      2,326,399
Input/Output, Inc. (b).......................      95,500        501,375
National-Oilwell, Inc. (b)...................      43,400        588,613
Newfield Exploration Co. (b).................      65,200      1,919,325
Noble Drilling Corp. (b).....................      94,400      2,094,500
Weatherford International, Inc. (b)..........      34,470      1,167,671
                                                            ------------
                                                               9,072,396
                                                            ------------
PACKAGING & CONTAINERS (0.4%)
Ivex Packaging Corp. (b).....................     110,300      1,040,956
                                                            ------------
PHARMACEUTICALS (0.1%)
Amerisource Health Corp. Class A (b).........      20,400        306,000
                                                            ------------
REAL ESTATE INVESTMENT TRUST (0.5%)
Kilroy Realty Corp...........................      27,000        518,063
Meristar Hospitality Corp....................      43,900        705,143
                                                            ------------
                                                               1,223,206
                                                            ------------
RESTAURANTS, LODGING & HOSPITALITY (2.6%)
Applebee's International, Inc................      44,145      1,271,928
Buffets, Inc. (b)............................     120,494      1,122,100
Four Seasons Hotels, Inc.....................      19,700        821,244
Landry's Seafood Restaurants (b).............      49,700        372,750
Papa John's International, Inc. (b)..........      32,100      1,199,738
Sonic Corp. (b)..............................      46,827      1,311,155
                                                            ------------
                                                               6,098,915
                                                            ------------

                       See notes to financial statements.
                                      104

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
COMMON STOCKS (CONTINUED)
RETAIL STORES (2.5%)
BJ's Wholesale Club, Inc. (b)................      11,500   $    354,344
CSK Auto Corp. (b)...........................      65,000      1,161,875
Gymboree Corp. (b)...........................     112,400        723,575
Office Depot, Inc. (b).......................      84,800      1,054,700
PETCO Animal Supplies, Inc. (b)..............     105,400      1,218,688
Regis Corp...................................      70,650      1,311,440
                                                            ------------
                                                               5,824,622
                                                            ------------
TELECOMMUNICATIONS (5.3%)
Adelphia Business Solutions, Inc. (b)........      48,000      1,362,000
Allegiance Telecom, Inc. (b).................      12,100        834,900
DSP Communications, Inc. (b).................      75,400      2,653,138
Intermedia Communications, Inc. (b)..........     148,000      3,847,999
Nextlink Communications, Inc. (b)............      25,400      1,519,238
Transaction Network Services, Inc. (b).......      57,500      2,289,219
Triton PCS Holdings, Inc. (b)................         900         31,725
                                                            ------------
                                                              12,538,219
                                                            ------------
TELECOMMUNICATIONS-EQUIPMENT (4.1%)
Advanced Fibre Communication (b).............      69,100      1,511,563
Aether Systems, Inc. (b).....................         525         36,520
American Tower Corp. (b).....................      34,885        664,995
Antec Corp. (b)..............................      24,100      1,168,850
Natural Microsystems Corp. (b)...............      38,100        912,019
Pinnacle Holdings, Inc. (b)..................      87,900      2,109,600
Proxim, Inc. (b).............................      31,700      1,483,956
RF Micro Devices, Inc. (b)...................      26,400      1,362,900
Tekelec (b)..................................      29,900        379,356
                                                            ------------
                                                               9,629,759
                                                            ------------
TRANSPORTATION & SHIPPING (0.5%)
Atlas Air, Inc. (b)..........................      45,950      1,240,650
                                                            ------------
TOTAL COMMON STOCKS (COST $211,371,252)......                227,965,544
                                                            ------------

                       See notes to financial statements.
                                      105

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

                                                 SHARES
                                                   OR
                                               PRINCIPAL       MARKET
SECURITY DESCRIPTION                             AMOUNT        VALUE
--------------------                             ------        -----
U.S. GOVERNMENT AND GOVERNMENT
  AGENCY OBLIGATIONS (3.2%)
FEDERAL HOME LOAN MORTGAGE CORP. (3.2%)
5.16%, 11/1/99...............................   7,500,000   $  7,500,000
                                                            ------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $7,500,000)..........................                  7,500,000
                                                            ------------
TOTAL INVESTMENTS  --  99.2%
  (COST $218,871,252) (a)....................                235,465,544
OTHER ASSETS IN EXCESS OF
  LIABILITIES  --  0.8%......................                  1,839,641
                                                            ------------
NET ASSETS  --  100.0%.......................               $237,305,185
                                                            ------------
                                                            ------------

Percentages indicated are based on net assets of $237,305,185.

ADR  -- American Depositary Receipt

PLC  -- Public Limited Company

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,106,758. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..................  $ 42,173,214
Unrealized depreciation..................   (27,685,680)
                                           ------------
Net unrealized appreciation..............  $ 14,487,534
                                           ------------
                                           ------------

(b) Non-income producing security.

                       See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                            FIXED       INTERNATIONAL    SMALL CAP
                                            INCOME         EQUITY          EQUITY
                                          PORTFOLIO       PORTFOLIO      PORTFOLIO
                                         ------------   -------------   ------------
ASSETS:
  Investments, at value (cost
    $295,644,391, $194,057,165, and
    $218,871,252, respectively).......   $289,787,319   $288,544,800    $235,465,544
  Foreign cash, at value (cost $0,
    $469,802, and $0, respectively)...             --        470,185              --
  Receivable for investments sold.....        594,822      1,422,203       4,739,544
  Interest receivable.................      1,860,792             --              --
  Dividends receivable................             --        253,665          11,214
  Unrealized appreciation on open
    forward foreign currency
    contracts.........................             --        122,201              --
  Deferred organization costs.........          2,550          2,688          15,315
                                         ------------   ------------    ------------
TOTAL ASSETS..........................    292,245,483    290,815,742     240,231,617
                                         ------------   ------------    ------------
LIABILITIES:
  Payable to custodian for
    overdraft.........................        245,320             --         138,921
  Payable for investments purchased...     95,006,235        742,693       2,557,180
  Payable for closed forward foreign
    currency contracts................             --        556,124              --
  Unrealized depreciation on open
    forward foreign currency
    contracts.........................             --        451,897              --
  Accrued expenses and other payables:
    Investment management fees........         66,090        168,763         167,115
    Administration fees...............          6,949            474           7,954
    Accounting fees...................          6,033          6,285           3,992
    Custodian fees....................          6,551         60,000          10,498
    Other payables....................         36,842             --          40,772
                                         ------------   ------------    ------------
TOTAL LIABILITIES.....................     95,374,020      1,986,236       2,926,432
                                         ------------   ------------    ------------
NET ASSETS:
  Applicable to investors' beneficial
    interest..........................   $196,871,463   $288,829,506    $237,305,185
                                         ------------   ------------    ------------
                                         ------------   ------------    ------------

                         See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                               FIXED      INTERNATIONAL    SMALL CAP
                                              INCOME         EQUITY         EQUITY
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------   -------------   -----------
INVESTMENT INCOME:
  Interest income........................   $13,101,433    $   313,020    $   440,535
  Dividend income........................       109,981      4,028,573        342,378
  Foreign tax withholding................            --       (588,260)          (129)
                                            -----------    -----------    -----------
TOTAL INVESTMENT INCOME..................    13,211,414      3,753,333        782,784
                                            -----------    -----------    -----------
EXPENSES:
  Investment management fees.............       734,220      1,762,032      1,908,984
  Administration fees....................        87,775        113,851        100,277
  Accounting fees........................        46,560         68,086         48,245
  Custodian fees and expenses............        61,693        238,170        128,970
  Legal fees.............................        18,352         37,296         34,632
  Audit fees.............................        14,504         14,504         14,504
  Amortization of organization costs.....        13,501         13,936          8,107
  Other expenses.........................        75,194             --          7,145
                                            -----------    -----------    -----------
    Total expenses.......................     1,051,799      2,247,875      2,250,864
                                            -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS).............    12,159,615      1,505,458     (1,468,080)
                                            -----------    -----------    -----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM
  INVESTMENTS:
  Net realized gains/(losses) from
    investments, futures and foreign
    currency transactions................    (5,842,322)    15,448,935     26,630,272
  Change in unrealized
    appreciation/(depreciation) from
    investments, futures and foreign
    currencies...........................    (3,882,328)    77,634,898     21,946,566
                                            -----------    -----------    -----------
  Net realized/unrealized gains/(losses)
    from investments, futures and foreign
    currency transactions................    (9,724,650)    93,083,833     48,576,838
                                            -----------    -----------    -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................   $ 2,434,965    $94,589,291    $47,108,758
                                            -----------    -----------    -----------
                                            -----------    -----------    -----------

                         See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                            OCTOBER 31,
                                                   ------------------------------
                                                       1999              1998
                                                   ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..........................  $ 12,159,615      $  8,751,072
  Net realized gains/(losses) from investments
    and futures transactions.....................    (5,842,322)        4,450,864
  Change in unrealized depreciation from
    investments and futures......................    (3,882,328)       (4,437,928)
                                                   ------------      ------------
Change in net assets resulting from operations...     2,434,965         8,764,008
                                                   ------------      ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
  INVESTORS' BENEFICIAL INTERESTS................    21,363,820        45,903,722
                                                   ------------      ------------
CHANGE IN NET ASSETS.............................    23,798,785        54,667,730
NET ASSETS:
  Beginning of period............................   173,072,678       118,404,948
                                                   ------------      ------------
  End of period..................................  $196,871,463      $173,072,678
                                                   ------------      ------------
                                                   ------------      ------------

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEARS ENDED
                                                              OCTOBER 31,
                                                      ---------------------------
                                                          1999           1998
                                                      ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............................   $  1,505,458   $  1,809,383
  Net realized gains from investments and foreign
    currency transactions..........................     15,448,935      6,875,073
  Change in unrealized appreciation/(depreciation)
    from investments and foreign currencies........     77,634,898     (4,090,471)
                                                      ------------   ------------
Change in net assets resulting from operations.....     94,589,291      4,593,985
                                                      ------------   ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
  INVESTORS' BENEFICIAL INTERESTS..................    (11,497,147)    (5,985,698)
                                                      ------------   ------------
CHANGE IN NET ASSETS...............................     83,092,144     (1,391,713)
NET ASSETS:
  Beginning of period..............................    205,737,362    207,129,075
                                                      ------------   ------------
  End of period....................................   $288,829,506   $205,737,362
                                                      ------------   ------------
                                                      ------------   ------------

                       See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEARS ENDED
                                                              OCTOBER 31,
                                                      ---------------------------
                                                          1999           1998
                                                      ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss..............................   $ (1,468,080)  $ (1,220,797)
  Net realized gains from investment
    transactions...................................     26,630,272     23,431,405
  Change in unrealized appreciation/(depreciation)
    from investments...............................     21,946,566    (33,590,706)
                                                      ------------   ------------
Change in net assets resulting from operations.....     47,108,758    (11,380,098)
                                                      ------------   ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
  INVESTORS' BENEFICIAL INTERESTS..................      3,679,033    (15,842,350)
                                                      ------------   ------------
CHANGE IN NET ASSETS...............................     50,787,791    (27,222,448)
NET ASSETS:
  Beginning of period..............................    186,517,394    213,739,842
                                                      ------------   ------------
  End of period....................................   $237,305,185   $186,517,394
                                                      ------------   ------------
                                                      ------------   ------------

                       See notes to financial statements.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS  -  OCTOBER 31, 1999

1.  ORGANIZATION:
         The Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (individually a 'Portfolio', collectively the 'Portfolios') are diversified series of the Republic Portfolios (the 'Portfolio Trust'), an open-end management investment company. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolios.

         The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five periods, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as 'junk bonds'), foreign fixed-income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

         The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States.

         The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ('emerging growth companies').

2.  SIGNIFICANT ACCOUNTING POLICIES:
         The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:
         The value of each security held by the portfolios is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS  -  OCTOBER 31, 1999 (CONTINUED)

    readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees. All debt portfolio securities with a remaining maturity of less than 60 days or less are valued at amortized cost, which approximates market value. All debt portfolio securities with a remaining maturity greater than 60 days are valued at market value.

         Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolios may be valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust.

         Bonds and other fixed income securities listed on a foreign exchange are valued at the last quoted sales price available before the time when net assets are valued.

         Futures contracts are normally valued at the settlement price on the exchange on which they are traded.

         Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

    FOREIGN CURRENCY TRANSLATION:
         The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS  -  OCTOBER 31, 1999 (CONTINUED)

    prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:
         The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:
         Each Fund may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
         The Fixed Income Portfolio records when-issued or delayed delivery transactions on the trade date and maintains qualifying liquid assets having a value sufficient to make payment for securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may arise due to changes in the market of the underlying securities or if the counterparty does not perform under the contract.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
         Securities transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS  -  OCTOBER 31, 1999 (CONTINUED)

    Investment income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    EXPENSES ALLOCATION:
         Expenses incurred by the Portfolio Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:
         Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its partners, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

         Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

    ORGANIZATION EXPENSES:
         Costs incurred in connection with the organization and initial registration of the Trust, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

    INVESTMENT MANAGEMENT:
         Republic National Bank of New York ('Republic' or the 'Investment Manager') serves as the Investment Manager to the Portfolios pursuant to an investment management contract with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers (defined below). For its services under the Investment Management Contract, the Manager is entitled to receive from the Portfolios, fees computed daily and paid monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS  -  OCTOBER 31, 1999 (CONTINUED)

    assets. Republic New York Corporation has agreed to be acquired by HSBC Holdings plc.

    SUB-ADVISORY:
         Miller, Anderson & Sherrerd (the 'Fixed Income Sub-Adviser') continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a sub-advisory agreement with the Investment Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Fixed Income Portfolio, computed daily and based on the Fixed Income Portfolio's average daily net assets, equal on an annual basis to 0.375% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $95 million, $300,000 in total when net assets exceed $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million.

         Capital Guardian Trust Company (the 'International Equity Sub-Adviser') continuously manages the investment portfolio of the International Equity Portfolio pursuant to a sub-advisory agreement with the Investment Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the International Equity Portfolio's average daily net assets, equal on an annual basis to 0.70% of the net assets up to $25 million, 0.55% of the net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million.

         MFS Institutional Advisors, Inc. (the 'Small Cap Equity Sub-Adviser') continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a sub-advisory agreement with the Investment Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Small Cap Equity Portfolio's average daily net assets, equal on an annual basis to 0.75% of the net assets up to $50 million and 0.60% of the net assets in excess of $50 million.

    ADMINISTRATION:
         BISYS Fund Services Limited Partnership ('BISYS'), and BISYS Fund Services Ohio, Inc. ('BISYS Ohio') are wholly-owned subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Trust are affiliated, serves the Trust as Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Trust. Under the terms of the administration agreement with the Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, BISYS Ohio receives from each Fund a fee accrued daily and paid monthly equal on an annual basis to:

                                                              ADMINISTRATION
    BASED ON AVERAGE DAILY NET ASSETS OF                         FEE RATE
    ------------------------------------                         --------
    Up to $1 billion........................................      0.050%
    In excess of $1 billion but not exceeding $2 billion....      0.040%
    In excess of $2 billion.................................      0.035%

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS  -  OCTOBER 31, 1999 (CONTINUED)

        The fees paid by the Trust are allocated to each Fund based upon its pro rata share of their net assets.

        Prior to April 1, 1999, the fee breakpoints were determined on the basis of each Fund's average daily net assets. Effective April 1, 1999 the fee breakpoints are determined on the basis of the aggregate average daily net assets of all registered investment companies advised by the Investment Manager for which BISYS serves as Administrator.

   FUND ACCOUNTING:
        Effective April 17, 1999 BISYS replaced Investors Bank & Trust Company ('IBT'), as fund accounting agent to the Portfolios. For its services to the Portfolios, BISYS receives an annual per fund fee paid monthly for the Fixed Income Portfolio, Small Cap Equity Portfolio and the International Equity Portfolio.

   CUSTODY:
        Republic National Bank of New York Serves as custodian to the Fixed Income Portfolio and Small Cap Equity Portfolio. IBT serves as custodian to the International Equity Portfolio.

4. INVESTMENT TRANSACTIONS:
        During the year ended October 31, 1999, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                           PURCHASES          SALES
                                           ---------          -----
   Fixed Income Portfolio..............  $1,126,745,596   $1,064,720,665
   International Equity Portfolio......      82,121,578      108,563,830
   Small Cap Equity Portfolio..........     162,620,424      163,418,311

5. CONCENTRATION OF RISK:
        The Fixed Income Portfolio conducts a high level of trading and invests a substantial portion of its assets in when-issued federal agency securities, and therefore, it may be more affected by economic developments in these markets than would be a comparable fixed income mutual fund.

REPUBLIC FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                      FOR THE PERIOD
                                 FOR THE YEARS ENDED OCTOBER 31,     JANUARY 9, 1995
                       --------------------------------------------   TO OCTOBER 31,
                         1999      1998      1997        1996            1995(c)
                         ----      ----      ----        ----        ----------------
RATIOS/SUPPLEMENTARY
DATA:
  Net assets at end
    of period
    (000's)..........  $196,871   $173,073   $118,405     $64,178       $30,023
  Ratio of expenses
    to average net
    assets...........     0.56%      0.62%      0.57%       0.67%         0.46%(b)
  Ratio of net
    investment income
    to average net
    assets...........     6.43%      6.03%      6.17%       5.66%         6.04%(b)
  Ratio of expenses
    to average net
    assets...........     0.56%      0.62%      0.77%(a)    0.90%(a)      1.00%(a),(b)
  Portfolio
    turnover.........   433.26%    126.40%    349.00%     152.00%       100.00%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                      FOR THE PERIOD
                                 FOR THE YEARS ENDED OCTOBER 31,     JANUARY 9, 1995
                       --------------------------------------------   TO OCTOBER 31,
                         1999      1998      1997        1996            1995(c)
                         ----      ----      ----        ----        ----------------
RATIOS/SUPPLEMENTARY
DATA:
  Net assets at end
    of year
    (000's)..........  $288,830   $205,737   $207,129   $135,239       $39,929
  Ratio of expenses
    to average net
    assets...........     0.91%      0.97%      0.76%      0.83%         0.64%(b)
  Ratio of net
    investment income
    to average net
    assets...........     0.61%      0.80%      1.21%      1.14%         1.55%(b)
  Ratio of expenses
    to average net
    assets...........     0.91%      0.97%      1.01%(a)    1.10%(a)     1.39%(a),(b)
  Portfolio
    turnover.........    34.26%     40.47%     30.00%     23.30%         3.07%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Period from commencement of operations.

                       See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS


                                                                       FOR THE PERIOD
                                   FOR THE YEARS ENDED OCTOBER 31,   SEPTEMBER 3, 1996
                                ----------------------------------    TO OCTOBER 31,
                                 1999      1998        1997              1996(c)
                                 ----      ----        ----         ----------------
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of year
    (000's)..................  $237,305   $186,517   $213,740       $119,901
  Ratio of expenses to
    average net assets.......     1.04%      1.03%      0.84%          0.82%(b)
  Ratio of net investment
    loss to average net
    assets...................    (0.68%)    (0.57%)    (0.33%)        (0.11%)(b)
  Ratio of expenses to
    average net assets.......     1.04%    1.06%(a)   1.09%(a)         1.10%(a),(b)
  Portfolio turnover.........    77.74%    154.69%     92.18%         50.55%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Period from commencement of operations.

                       See notes to financial statements.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Republic Portfolios:

     We have audited the accompanying statements of assets and liabilities of Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1995 were audited by other auditors whose reports thereon, dated December 8, 1995, expressed unqualified opinions on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1999, by examination for Republic Fixed Income Portfolio and Republic Small Cap Equity Portfolio, confirmation with the custodian for Republic International Equity Portfolio, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP


Columbus, Ohio
December 27, 1999

REPUBLIC FUNDS
ADDITIONAL INFORMATION

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):
     A joint special meeting of the shareholders of the Republic Funds and the Republic Advisor Funds Trust ('Companies') was held on September 10, 1999. This meeting is required because Republic National Bank of New York ('Republic') will undergo a change in control upon consummation of the acquisition by HSBC Holdings plc of Republic's parent holding company Republic New York Corporation ('RNYC'). At the meeting shareholders voted on the following proposals:

PROPOSAL 1:
     To approve, for each series of the Companies new investment advisory agreements with Republic to take effect immediately following completion of the acquisition by HSBC Holding plc of Republic's parent holding company, RNYC.

                                     % OF               % OF               % OF
                          FOR       VOTING   AGAINST   VOTING   ABSTAIN   VOTING
FUND NAME                VOTES      SHARES    VOTES    SHARES    VOTES    SHARES
---------                -----      ------    -----    ------    -----    ------
New York Tax-Free
  Bond...............   2,703,138   97.27%    50,820   1.83%    25,001    0.90%
Equity Fund..........  13,201,495   95.71%   586,687   4.25%     5,333    0.04%
Bond Fund............     561,158   99.89%     --      0.00%       634    0.11%
Overseas Equity......     502,726   99.84%        88   0.02%       734    0.14%
Opportunity Fund.....     762,239   99.81%       186   0.03%     1,245    0.16%

PROPOSAL 2:
     To approve, for those Funds with respect to which Republic has entered into sub-advisory agreements with certain non-affiliate investment advisers (collectively 'Sub-Advisers') new sub-advisory agreements between Republic and the Sub-Advisers to take effect immediately following completion of the acquisition.

                                     % OF               % OF               % OF
                          FOR       VOTING   AGAINST   VOTING   ABSTAIN   VOTING
FUND NAME                VOTES      SHARES    VOTES    SHARES    VOTES    SHARES
---------                -----      ------    -----    ------    -----    ------
Equity Fund..........  13,196,584   95.67%   587,694   4.26%     9,237    0.07%
Bond Fund............     561,634   99.97%       158   0.03%      --      0.00%
Overseas Equity......     503,245   99.94%        88   0.02%       215    0.04%
Opportunity Fund.....     763,178   99.94%       186   0.02%       306    0.04%

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






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
REPUBLIC NEW YORK TAX-FREE BOND FUND
REPUBLIC EQUITY FUND
REPUBLIC BOND FUND
REPUBLIC OVERSEAS EQUITY FUND
REPUBLIC OPPORTUNITY FUND
REPUBLIC FIXED INCOME PORTFOLIO
REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
REPUBLIC SMALL CAP EQUITY PORTFOLIO

REPUBLIC FAMILY OF FUNDS:
CUSTOMER SERVICE
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018
(800) 782-8183

INVESTMENT MANAGER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS:
  REPUBLIC NEW YORK
  TAX-FREE BOND FUND,
  REPUBLIC EQUITY FUND,
  REPUBLIC FIXED INCOME PORTFOLIO AND
  REPUBLIC SMALL CAP EQUITY PORTFOLIO
  Republic National Bank of
  New York
  452 Fifth Avenue
  New York, NY 10018

  REPUBLIC INTERNATIONAL EQUITY
  PORTFOLIO
  Investors Bank & Trust Company
  200 Clarendon Street  --  16th Floor
  Boston, MA 02116

INDEPENDENT AUDITORS
KPMG LLP
Two Nationwide Plaza
Columbus, OH 43215

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street N.W.
Washington, D.C. 20006

SUB-ADVISERS:
  REPUBLIC EQUITY FUND
  Alliance Capital Management, L.P.
  1345 Avenue of the Americas
  New York, NY 10105

  Brinson Partners, Inc.
  209 South LaSalle Street
  Chicago, IL 60604

  REPUBLIC FIXED INCOME PORTFOLIO
  Miller Anderson & Sherrerd
  One Tower Bridge
  West Conshohocken, PA 19428

  REPUBLIC INTERNATIONAL EQUITY
  PORTFOLIO
  Capital Guardian Trust Company
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025

  REPUBLIC SMALL CAP EQUITY
  PORTFOLIO
  MFS Institutional Advisors, Inc.
  500 Boylston Street
  Boston, MA 02116

This report is for the information of the shareholders of Republic Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by Republic Bank of New York or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

ANNUAL REPORT
-------------------
OCTOBER 31, 1999



       REPUBLIC
   NEW YORK TAX-FREE
       BOND FUND

  REPUBLIC EQUITY FUND

   REPUBLIC BOND FUND

       REPUBLIC
  OVERSEAS EQUITY FUND

       REPUBLIC
    OPPORTUNITY FUND




REPUBLIC FAMILY OF FUNDS


                             STATEMENT OF DIFFERENCES
                             ------------------------

The dagger symbol shall be expressed as................................ 'D'